UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08817

Voya Equity Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
May 31, 2021
Classes A, C, I, P, P3, R, R6 and W
■
Voya Large-Cap Growth Fund

■
Voya Large Cap Value Fund

■
Voya MidCap Opportunities Fund

■
Voya Multi-Manager Mid Cap Value Fund

■
Voya SmallCap Opportunities Fund

■
Voya U.S. High Dividend Low Volatility Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

As the Pandemic Recedes, the Economy Keeps Growing
Dear Shareholder,
Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 knockdown. Market participants have been weighing better-than-expected corporate earnings against the potential for higher-than-expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Over the one-year period covered in this report, however, stocks delivered strong performance, whereas fixed income asset classes produced mixed results. In mid-June, the Federal Open Market Committee (“FOMC”) concluded its regular meeting at which U.S. Federal Reserve Board (“Fed”) officials review current economic and labor market conditions and decided whether they should adjust monetary policy in response to those conditions. As expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. Though we believe there is still uncertainty about the future path of interest rates, the FOMC reiterated that its current policy stances will remain in place until the Fed sees substantial further progress towards its goal of full employment.
In our opinion, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were largely driven by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit the most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our view. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe that the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
While, in our view, the economy and financial markets are upholding their recent strength and expected to continue doing so this year, there is always the potential for a game-changing surprise. Therefore, it bears repeating that we believe one should invest to achieve one’s long-term goals, and not seek to beat the market today, this week, this month or this year. It is our view that you should keep focused on your long-term goals and don’t get distracted by short-term news, however compelling the headlines. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 16, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values

Portfolio Managers’ Report	Voya Large-Cap Growth Fund

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Information Technology	43.3%
Consumer Discretionary	17.5%
Health Care	11.7%
Communication Services	11.7%
Industrials	5.8%
Consumer Staples	4.1%
Materials	2.0%
Financials	1.4%
Real Estate	1.2%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large-Cap Growth Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Michael Pytosh, and Kristy Finnegan, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 31.23% compared to the Russell 1000® Growth Index (the “Index” or “Russell 1000® Growth”), which returned 39.92% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index, primarily due to unfavorable stock selection. On the sector level, stock selection within the information technology and consumer discretionary sectors detracted the most from performance. At the individual stock level, key detractors included not owning Tesla Inc., an underweight allocation to Apple Inc. and an overweight position in Humana Inc. By contrast, stock selection within the consumer staples and materials sectors contributed the most to performance. Key individual stock contributors included owning a non-benchmark position in Snap, Inc., and overweight positions in Lam Research Corporation and Expedia Group, Inc.
Current Strategy and Outlook: Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 pandemic knockdown. Market participants have been weighing better than expected corporate earnings against the potential for higher than expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Recently, the Federal Open Market Committee (“FOMC”) concluded its June meeting; as expected,
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

Amazon.com, Inc.	9.3%
Apple, Inc.	7.9%
Facebook, Inc. - Class A	6.9%
Microsoft Corp.	4.8%
Visa, Inc. - Class A	4.7%
Intuit, Inc.	3.5%
Eli Lilly & Co.	3.4%
PayPal Holdings, Inc.	3.3%
Philip Morris International, Inc.	2.4%
Advanced Micro Devices, Inc.	2.2%
Portfolio holdings are subject to change daily.
the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. The FOMC also reiterated that current policy stances will continue until it sees substantial further progress towards the U.S. Federal Reserve Board’s goal of full employment.
In our view, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were driven largely by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our opinion. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
As a disciplined manager, we remain true to our investment process regardless of the unpredictable market environment, investing in companies that we believe have strong fundamentals and attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large-Cap Growth Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class R May 30, 2014	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	23.69%	17.25%	14.29%	—	—
Class C(2)	29.25%	17.77%	14.17%	—	—
Class I	31.64%	19.08%	15.39%	—	—
Class P3	32.64%	—	—	—	19.88%
Class R	30.87%	18.36%	—	15.03%	—
Class R6(3)	31.74%	19.17%	15.42%	—	—
Class W	31.55%	18.95%	15.31%	—	—
Excluding Sales Charge:
Class A	31.23%	18.65%	14.97%	—	—
Class C	30.25%	17.77%	14.17%	—	—
Class I	31.64%	19.08%	15.39%	—	—
Class P3	32.64%	—	—	—	19.88%
Class R	30.87%	18.36%	—	15.03%	—
Class R6(3)	31.74%	19.17%	15.42%	—	—
Class W	31.55%	18.95%	15.31%	—	—
Russell 1000® Growth	39.92%	22.07%	16.98%	17.86%	22.53%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large-Cap Growth Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on June 2, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap Value Fund

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Financials	21.4%
Health Care	14.3%
Industrials	12.3%
Information Technology	9.3%
Communication Services	8.9%
Consumer Staples	8.1%
Consumer Discretionary	6.4%
Energy	5.7%
Materials	4.8%
Utilities	4.6%
Real Estate	4.0%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Large Cap Value Fund (the “Fund”) seeks long-term growth of capital and current income. The Fund is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers*, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 48.66% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 44.38% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to security selection. On the sector level, stock selection within information technology, communication services and consumer staples sectors had the largest positive impact on performance. At the individual stock level, key contributors included not owning Intel Corporation, an information technology company, and overweight positions in United Rentals, Inc. and Timken Company, which both fall within the industrials sector. By contrast, stock selection within the health care and financials sectors detracted from performance. Key detractors included not owning financials company JPMorgan Chase & Co., and overweight positions in Bristol-Myers Squibb Company, a health care stock,
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

Bank of America Corp.	3.7%
US Bancorp	3.0%
Philip Morris International, Inc.	2.9%
Johnson & Johnson	2.7%
Walt Disney Co.	2.7%
Raytheon Technologies Corp.	2.7%
Citigroup, Inc.	2.6%
Medtronic PLC	2.3%
Motorola Solutions, Inc.	2.1%
Truist Financial Corp.	2.1%
Portfolio holdings are subject to change daily.
and L3Harris Technologies Inc., an industrials company.
Current Strategy and Outlook: In our view, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were driven largely by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our opinion. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations.
We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Fund’s strategy has sought to provide.

*
Effective May 31, 2021, Gregory Wachsman, CFA, was added as a portfolio manager to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap Value Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	40.17%	11.33%	10.03%	—	—
Class C(2)	46.49%	11.83%	9.86%	—	—
Class I	49.13%	13.05%	11.07%	—	—
Class P3	50.41%	—	—	—	14.58%
Class R	48.48%	12.42%	—	12.06%	—
Class R6(3)	49.15%	13.06%	11.00%	—	—
Class W	48.94%	12.97%	10.97%	—	—
Excluding Sales Charge:
Class A	48.66%	12.66%	10.68%	—	—
Class C	47.49%	11.83%	9.86%	—	—
Class I	49.13%	13.05%	11.07%	—	—
Class P3	50.41%	—	—	—	14.58%
Class R	48.48%	12.42%	—	12.06%	—
Class R6(3)	49.15%	13.06%	11.00%	—	—
Class W	48.94%	12.97%	10.97%	—	—
Russell 1000® Value	44.38%	12.33%	11.51%	13.29%	12.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya MidCap Opportunities Fund

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Information Technology	35.9%
Health Care	21.7%
Industrials	12.8%
Consumer Discretionary	11.2%
Communication Services	5.1%
Financials	4.0%
Consumer Staples	3.2%
Materials	3.2%
Real Estate	1.1%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya MidCap Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA, and Michael Pytosh, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 43.16% compared to the Russell Midcap® Growth Index and the Russell Midcap® Index, which returned 37.78% and 50.29%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Russell Midcap® Growth Index primarily due to favorable stock selection. On the sector level, stock selection within the health care and information technology sectors contributed the most to performance. On an individual stock level basis, key contributors included overweight positions in Quanta Services, Inc., NovoCure Ltd. and Lam Research Corporation. On a sector level, stock selection within the communication services and real estate sectors had the least positive impact on performance. On an individual stock level basis, key detractors were not owning a position in Moderna, Inc., and overweight positions in RingCentral, Inc. and BioMarin Pharmaceutical Inc.
Current Strategy and Outlook: Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 pandemic knockdown. Market participants have been weighing better than expected corporate earnings against the potential for higher than expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Recently, the Federal Open Market Committee (“FOMC”) concluded its June meeting; as expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. The FOMC also reiterated that current policy stances will continue until it sees substantial further progress towards the U.S. Federal Reserve Board’s goal of full employment.
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

Twilio, Inc.	2.8%
Quanta Services, Inc.	2.8%
Horizon Therapeutics Plc	2.5%
Entegris, Inc.	2.4%
O’Reilly Automotive, Inc.	2.4%
Five9, Inc.	2.3%
Lam Research Corp.	2.3%
Waste Connections, Inc.	2.2%
Align Technology, Inc.	2.2%
Constellation Brands, Inc.	2.2%
Portfolio holdings are subject to change daily.
In our view, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were driven largely by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our opinion. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
As a disciplined manager, we remain true to our investment process regardless of the market environment, investing in companies that we believe have strong fundamentals and attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya MidCap Opportunities Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	34.90%	15.74%	11.92%	—	—
Class C(2)	41.15%	16.25%	11.75%	—	—
Class I	43.65%	17.48%	12.98%	—	—
Class P3	45.04%	—	—	—	19.88%
Class R	42.86%	16.84%	—	14.45%	—
Class R6(3)	43.78%	17.61%	13.07%	—	—
Class W	43.51%	17.42%	12.87%	—	—
Excluding Sales Charge:
Class A	43.16%	17.13%	12.59%	—	—
Class C	42.15%	16.25%	11.75%	—	—
Class I	43.65%	17.48%	12.98%	—	—
Class P3	45.04%	—	—	—	19.88%
Class R	42.86%	16.84%	—	14.45%	—
Class R6(3)	43.78%	17.61%	13.07%	—	—
Class W	43.51%	17.42%	12.87%	—	—
Russell Midcap® Growth Index	37.78%	18.95%	14.20%	16.37%	19.43%
Russell Midcap® Index	50.29%	15.39%	12.83%	14.96%	15.83%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Financials	18.0%
Industrials	17.6%
Information Technology	13.9%
Consumer Discretionary	12.6%
Health Care	10.1%
Real Estate	9.5%
Materials	6.3%
Consumer Staples	3.9%
Utilities	3.1%
Communication Services	2.2%
Energy	0.8%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Mid Cap Value Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Hahn Capital Management, LLC (“Hahn Capital Management”), LSV Asset Management (“LSV”) and Voya Investment Management Co. LLC (“VIM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each Sub-Adviser manages a portion of the Fund’s assets (each a “Sleeve”) that is allocated to each Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: John D. Schaeffer and Michael Whitfield, CFA, Portfolio Managers of Hahn Capital Management; Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Guy Lakonishok, CFA, Greg Sleight and Puneet Mansharamani, CFA, Portfolio Managers of LSV; and Steve Wetter and Kai Yee Wong, Portfolio Managers of VIM.
Performance: For the year ended May 31, 2021, the Fund’s Class I shares provided a total return of 56.34% compared to the Russell Midcap® Value Index (the “Index” or “Russell Midcap® Value”), which returned 56.61%, for the same period.
Portfolio Specifics: Hahn Capital Management Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 721 basis points (-7.21%) for the year ended May 31, 2021. During the period, the Sleeve’s performance benefited from its relative overweight to the financials, and information technology sectors and to its relative underweight in the utilities, consumer staples, and industrial sectors. The primary sector detractors were materials, healthcare, real estate, energy and real
Top Ten Holdings as of May 31, 2021* (as a percentage of net assets)

CBRE Group, Inc.	2.0%
Agilent Technologies, Inc.	1.8%
Laboratory Corp. of America Holdings	1.8%
Jacobs Engineering Group, Inc.	1.7%
Euronet Worldwide, Inc.	1.7%
SLM Corp.	1.5%
Mid-America Apartment Communities, Inc.	1.4%
Ross Stores, Inc.	1.4%
EMCOR Group, Inc.	1.4%
Keysight Technologies, Inc.	1.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
estate, consumer discretionary and communication services. The best stock performance came from Albemarle (“ALB”), SLM Corp (“SLM”), PVH Corp, CBRE Group (“CBRE”), and Emcore Group (“EME”). The leading detractors from performance were Ross Stores (“ROST”), Carter’s (“CRI”), Roper Technologies, SEI Investments, and Equinix.
Generally, the outperformers reflected company-specific factors (SLM, CBRE, and EME) as well as certain secular themes (ALB and EME), while the underperformers reflected changing industry dynamics and resulting operational performance. During the period, the COVID-19 pandemic had a significant impact on the underperformers. For example, lockdown restrictions imposing store closures and or limited capacities across their respective footprints significantly impacted ROST and CRI. We continue to believe investment in high-quality companies is the appropriate strategy regardless of the environment.
LSV Sleeve — The Sleeve outperformed the Russell Midcap® Value by approximately 1,166 basis points (11.66%) for the year ended May 31, 2021. For the reporting period, the LSV Sleeve outperformed the Index as the positive vaccine news late in 2020 coupled with news of additional fiscal stimulus prompted a shift in market leadership away from ‘growth’ stocks that had fared well throughout the pandemic and into ‘value’ stocks. The Russell Midcap® Value outperformed the Russell Midcap Growth® Index by 17.4% over the period. The LSV Sleeve rebounded amidst the rotation as the portfolio’s deep value bias and smaller capitalization tilt versus the benchmark were contributing factors. Stock selection was additive overall but particularly so in the consumer discretionary and information technology sectors. Discretionary holdings such as Sleep Number, Dick’s Sporting Goods, Whirlpool, Gap, Kohl’s, Dillards and Foot Locker added significantly to relative results while semi-conductor company LAM Research was one of the biggest contributors during the period. Selection was also strong in the Industrials, financials and health care sectors. The Sleeve’s sector positioning, which is a residual of our model’s bottom-up stock selection process, had a positive effect overall, largely due to the positive impact of an underweight to utilities and overweights to financials and consumer discretionary stocks. An overweight to consumer staples stocks detracted. Despite the recent rebound for inexpensive stocks, valuation spreads between value and growth stocks remain historically wide.

Voya Multi-Manager Mid Cap Value Fund	Portfolio Managers’ Report

VIM Sleeve — The Sleeve underperformed the Russell Midcap® Value by approximately 1,645 basis points (-16.45%) for the year ended May 31, 2021. The Sleeve also underperformed its internal benchmark, the Russell Mid Cap Select Factor Index (“RMID Index”), by an estimated 59 basis points (0.59%). The Sleeve employs a “passive management” approach designed to track the performance of the (“RMID Index”). For the reporting period, the Sleeve generally tracked the RMID Index, but diverged from it somewhat by holding shares of an exchange-traded fund (“ETF”) and a modest, operational cash position.
The cash position was a significant drag on results during a period characterized by strongly rising stock markets. Other detractors from relative results included security selection within the real estate sector and the Sleeve’s modest underweight of the information technology sector. At the individual security level, detractors included lack of exposure to Apartment Income REIT Corp, and underweights of IAC/InteractiveCorp and SYNNEX Corporation. By contrast, contributors included modest underweights in the health care and consumer staples sectors. At the individual security level, contributors included a non-index position in the iShares Russell Mid-cap ETF, as well as lack of exposure to Match Group Distro and Vimeo, Inc.
Current Strategy & Outlook: Hahn Capital Management Sleeve — We are approaching the expected termination of extended unemployment benefits as well as renters’ eviction moratoria, which have been in place for over a year. Various data and reports suggest that the unemployment benefits have led to many recipients intentionally remaining out of the labor force, despite strong job opening growth as states across the country lift business restrictions. The upshot has been pressuring wages as businesses, particularly small businesses, compete for labor. At the same time, supply chains have been impacted and producing price have been rising at elevated levels. Consequently, inflation rates have risen to levels not seen in a decade. Where inflation falls on the spectrum of transitory-to-permanent may dictate the U.S. Federal Reserve Board’s stance on interest rates and thus have material impact on stock valuations. In our opinion, we would expect employment and inflation data to yield incremental volatility as we traverse calendar 2021.
LSV Sleeve — The LSV Sleeve remains diversified across sectors and continues to trade at a significant discount to the overall market as well as to the Index. Fund valuations are 12.4 times forward earnings estimates and 9.6 times trailing cash flow compared to 19.6 times earnings and 16.8 times cash flow for the benchmark. The Sleeve also has a dividend yield of 2.1% compared to 1.6% for the Index. We continue to believe and empirical evidence supports that holding portfolios of deeply discounted stocks pays off well in the long-run and in the short-run is not necessarily highly correlated with market direction.
VIM Sleeve — Voya IM employs a “passive management” approach designed to track the performance of the RMID Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Multi-Manager Mid Cap Value Fund

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	Since Inception of Class I October 3, 2011	Since Inception of Class P3 June 1, 2018
Class I	56.34%	11.53%	14.46%	—
Class P(1)	56.66%	11.78%	14.59%	—
Class P3	56.47%	—	—	10.81%
Russell Midcap® Value	56.61%	12.25%	15.20%	12.39%
Based on a $250,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager Mid Cap Value Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
Effective February 10, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 14, 2014, one of the three sub-advisers was removed from the Fund and effective December 1, 2014, a sub-adviser was added to the Fund. Effective on the close of business on November 15, 2019, one of the three sub-advisers was removed from the Fund and a sub-adviser was added to the Fund. The Fund’s performance information for these periods reflects returns achieved by different sub-advisers.

(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya SmallCap Opportunities Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Information Technology	25.7%
Health Care	25.5%
Consumer Discretionary	16.0%
Industrials	14.5%
Financials	7.4%
Materials	5.2%
Real Estate	2.7%
Consumer Staples	0.8%
Communication Services	0.7%
Energy	0.5%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by James Hasso and Joseph Basset, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021 the Fund’s Class A shares, excluding sales charges, provided a total return of 41.40% compared to the Russell 2000® Growth Index and the Russell 2000® Index, which returned 50.14% and 64.56%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 2000® Growth Index due to stock selection effects. On the sector level, stock selection within the health care equipment and services and software and services sectors detracted the most from performance. On an individual stock level basis, key detractors included our positioning in Plug Power Inc., and overweight positions in Strategic Education, Inc. and Haemonetics Corporation. Positive stock selection occurred most notably within the industrial materials and banks sectors. On an individual stock level basis, key contributors included overweight positions in MyoKardia, Inc. and FuelCell Energy, Inc., and owning a non-benchmark position in Signature Bank.
Current Strategy and Outlook: Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 knockdown. Market participants have been weighing better than expected corporate earnings against the potential for higher than expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Recently, the Federal Open Market Committee (“FOMC”) concluded its June meeting; as expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. The FOMC also reiterated that current policy stances will continue until it sees substantial further progress towards the U.S. Federal Reserve Board’s goal of full employment.
In our view, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

John Bean Technologies Corp.	1.8%
Itron, Inc.	1.5%
EMCOR Group, Inc.	1.4%
Ingevity Corp.	1.4%
HealthEquity, Inc.	1.4%
Simpson Manufacturing Co., Inc.	1.4%
Envestnet, Inc.	1.3%
Q2 Holdings, Inc.	1.3%
Academy Sports & Outdoors, Inc.	1.3%
Viavi Solutions, Inc.	1.3%
Portfolio holdings are subject to change daily.
massive U.S. government stimulus. During 2020, equity market returns were driven largely by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our opinion. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
As a disciplined manager, we remain true to our investment process regardless of the market environment, investing in companies that we believe have strong fundamentals and attractive relative valuations.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya SmallCap Opportunities Fund

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	33.27%	11.06%	9.78%	—	—
Class C(2)	39.35%	11.53%	9.59%	—	—
Class I	41.90%	12.75%	10.79%	—	—
Class P3	43.31%	—	—	—	10.29%
Class R	41.06%	12.11%	—	12.37%	—
Class R6(3)	42.11%	12.89%	10.90%	—	—
Class W	41.74%	12.68%	10.71%	—	—
Excluding Sales Charge:
Class A	41.40%	12.39%	10.43%	—	—
Class C	40.35%	11.53%	9.59%	—	—
Class I	41.90%	12.75%	10.79%	—	—
Class P3	43.31%	—	—	—	10.29%
Class R	41.06%	12.11%	—	12.37%	—
Class R6(3)	42.11%	12.89%	10.90%	—	—
Class W	41.74%	12.68%	10.71%	—	—
Russell 2000® Growth Index	50.14%	17.57%	12.76%	15.06%	14.08%
Russell 2000® Index	64.56%	16.01%	11.86%	14.04%	12.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Voya U.S. High Dividend Low Volatility Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Financials	20.3%
Industrials	14.1%
Health Care	13.3%
Information Technology	9.9%
Consumer Staples	7.6%
Consumer Discretionary	7.0%
Communication Services	6.9%
Utilities	5.8%
Materials	5.3%
Real Estate	5.3%
Energy	4.0%
Exchange-Traded Funds	0.3%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments
Portfolio holdings are subject to change daily.
Voya U.S. High Dividend Low Volatility Fund* (the “Fund”) seeks to maximize total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021 the Fund’s Class A shares, excluding sales charges, provided a total return of 32.50% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”) and the Russell 1000® Index, which returned 44.38% and 42.66%, respectively, for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Russell 1000® Value Index. In terms of the Fund’s performance, low beta was the primary detractor for the strategy followed by the core model. The smaller market capitalization and dividend yield contributed to relative results. On the sector level, stock selection and underweights in the financials and industrials sectors detracted from performance, along with selection and overweight to health care. By contrast, Fund holdings within the information technology sector had the largest positive impact on performance, but this was partially offset by the negative allocation effect from the overweight. Fund holdings within the utilities sector also had a positive impact. At the individual stock level, key detractors for the period were an overweight to Merck & Co., Inc., exposure to non-benchmark stock Lockheed Martin Corporation and an underweight in Bank of America Corp. Key contributors for the period included exposure to
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

Johnson & Johnson	2.4%
Verizon Communications, Inc.	1.7%
Cisco Systems, Inc.	1.6%
Comcast Corp. - Class A	1.6%
JPMorgan Chase & Co.	1.3%
Procter & Gamble Co.	1.3%
AT&T, Inc.	1.3%
Blackrock, Inc.	1.2%
Target Corp.	1.2%
Pfizer, Inc.	1.1%
Portfolio holdings are subject to change daily.
non-benchmark stock Qualcomm Inc., an overweight to Applied Materials, Inc. and an underweight in Intel Corporation.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the Index. We believe the investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each sector. The Fund is then optimized to achieve its dividend, maximize prospective alpha and volatility objectives.

*
On November 19, 2020, the Board of Trustees approved changes with respect to the Fund’s principal investment strategies effective on or about December 31, 2020. In conjunction with strategy changes, effective December 31, 2020, the Fund’s benchmark changed from the Russell 1000® Index to the Russell 1000® Value Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya U.S. High Dividend Low Volatility Fund

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	Since Inception of Classes A and I December 6, 2016	Since Inception of Class P3 September 28, 2018
Including Sales Charge:
Class A(1)	24.92%	10.73%	—
Class I	32.84%	12.59%	—
Class P3	33.50%	—	11.17%
Class R6(2)	32.85%	12.59%	—
Excluding Sales Charge:
Class A	32.50%	12.20%	—
Class I	32.84%	12.59%	—
Class P3	33.50%	—	11.17%
Class R6(2)	32.85%	12.59%	—
Russell 1000® Value	44.38%	11.45%	12.21%
Russell 1000®	42.66%	17.87%	17.47%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on September 30, 2019. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020 to May 31, 2021. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*
Voya Large-Cap Growth Fund
Class A	$1,000.00	$1,097.90	0.96%	$5.02	$1,000.00	$1,020.14	0.96%	$4.84
Class C	1,000.00	1,094.00	1.71	8.93	1,000.00	1,016.40	1.71	8.60
Class I	1,000.00	1,099.90	0.63	3.30	1,000.00	1,021.79	0.63	3.18
Class P3	1,000.00	1,104.60	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,096.70	1.21	6.33	1,000.00	1,018.90	1.21	6.09
Class R6	1,000.00	1,100.20	0.55	2.88	1,000.00	1,022.19	0.55	2.77
Class W	1,000.00	1,099.30	0.71	3.72	1,000.00	1,021.39	0.71	3.58
Voya Large Cap Value Fund
Class A	$1,000.00	$1,252.50	1.10%	$6.18	$1,000.00	$1,019.45	1.10%	$5.54
Class C	1,000.00	1,247.80	1.85	10.37	1,000.00	1,015.71	1.85	9.30
Class I	1,000.00	1,254.40	0.76	4.27	1,000.00	1,021.14	0.76	3.83
Class P3	1,000.00	1,260.30	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,251.60	1.30	7.30	1,000.00	1,018.45	1.30	6.54
Class R6	1,000.00	1,255.10	0.74	4.16	1,000.00	1,021.24	0.74	3.73
Class W	1,000.00	1,254.30	0.85	4.78	1,000.00	1,020.69	0.85	4.28

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*
Voya MidCap Opportunities Fund
Class A	$1,000.00	$1,110.50	1.25%	$6.58	$1,000.00	$1,018.70	1.25%	$6.29
Class C	1,000.00	1,107.00	2.00	10.51	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,112.30	0.92	4.84	1,000.00	1,020.34	0.92	4.63
Class P3	1,000.00	1,117.90	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,109.10	1.50	7.89	1,000.00	1,017.45	1.50	7.54
Class R6	1,000.00	1,112.70	0.84	4.42	1,000.00	1,020.74	0.84	4.23
Class W	1,000.00	1,111.90	1.00	5.27	1,000.00	1,019.95	1.00	5.04
Voya Multi-Manager Mid Cap Value Fund
Class I	$1,000.00	$1,281.80	0.78%	$4.44	$1,000.00	$1,021.04	0.78%	$3.93
Class P	1,000.00	1,282.80	0.08	0.46	1,000.00	1,024.53	0.08	0.40
Class P3	1,000.00	1,282.20	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Voya SmallCap Opportunities Fund
Class A	$1,000.00	$1,127.90	1.35%	$7.16	$1,000.00	$1,018.20	1.35%	$6.79
Class C	1,000.00	1,123.50	2.10	11.12	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,129.80	1.00	5.31	1,000.00	1,019.95	1.00	5.04
Class P3	1,000.00	1,135.20	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,126.40	1.60	8.48	1,000.00	1,016.95	1.60	8.05
Class R6	1,000.00	1,131.10	0.90	4.78	1,000.00	1,020.44	0.90	4.53
Class W	1,000.00	1,129.10	1.10	5.84	1,000.00	1,019.45	1.10	5.54
Voya U.S. High Dividend Low Volatility Fund
Class A	$1,000.00	$1,185.90	0.72%	$3.92	$1,000.00	$1,021.34	0.72%	$3.63
Class I	1,000.00	1,187.80	0.46	2.51	1,000.00	1,022.64	0.46	2.32
Class P3	1,000.00	1,190.20	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R6	1,000.00	1,187.80	0.45	2.45	1,000.00	1,022.69	0.45	2.27

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm
To the Shareholders of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Large-Cap Growth Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, Voya Multi-Manager Mid Cap Value Fund, Voya SmallCap Opportunities Fund, and Voya U.S. High Dividend Low Volatility Fund (collectively referred to as the “Funds”) (six of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolios of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the funds constituting Voya Equity Trust) at May 31, 2021, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2021

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2021

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
ASSETS:
Investments in securities at fair value+*	$1,380,080,743	$757,830,568	$1,110,260,359
Short-term investments at fair value†	36,248,811	1,041,000	25,586,068
Cash	121,764	301,121	68,879
Foreign currencies at value‡	—	4,672	—
Receivables:
Fund shares sold	590,248	128,757	614,544
Dividends	576,632	1,293,736	174,240
Foreign tax reclaims	2,365	—	7,550
Prepaid expenses	68,840	47,121	41,979
Reimbursement due from Investment Adviser	—	33,524	3,850
Other assets	23,851	55,599	47,387
Total assets	1,417,713,254	760,736,098	1,136,804,856
LIABILITIES:
Payable for investment securities purchased	—	32,646	—
Payable for fund shares redeemed	557,960	192,306	1,691,733
Payable upon receipt of securities loaned	18,108,811	—	3,963,068
Payable for investment management fees	598,491	478,835	769,322
Payable for distribution and shareholder service fees	47,585	104,299	94,369
Payable to trustees under the deferred compensation plan (Note 6)	23,851	55,599	47,387
Payable for trustee fees	6,392	3,358	5,137
Other accrued expenses and liabilities	836,039	464,088	572,054
Total liabilities	20,179,129	1,331,131	7,143,070
NET ASSETS	$1,397,534,125	$759,404,967	$1,129,661,786
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$860,012,015	$542,696,128	$748,953,053
Total distributable earnings	537,522,110	216,708,839	380,708,733
NET ASSETS	$1,397,534,125	$759,404,967	$1,129,661,786
+ Including securities loaned at value	$17,731,248	$—	$3,881,670
* Cost of investments in securities	$921,561,649	$580,264,323	$855,714,186
† Cost of short-term investments	$36,248,811	$1,041,000	$25,586,068
‡ Cost of foreign currencies	$—	$4,969	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2021 (continued)

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
Class A
Net assets	$139,465,191	$452,381,295	$346,694,511
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	2,717,560	34,133,320	14,555,436
Net asset value and redemption price per share†	$51.32	$13.25	$23.82
Maximum offering price per share (5.75%)(1)	$54.45	$14.06	$25.27
Class C
Net assets	$21,109,399	$10,326,601	$23,802,889
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	520,144	779,271	1,740,115
Net asset value and redemption price per share†	$40.58	$13.25	$13.68
Class I
Net assets	$851,821,820	$271,655,808	$504,761,908
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	14,573,397	18,499,251	16,923,620
Net asset value and redemption price per share	$58.45	$14.68	$29.83
Class P3
Net assets	$3,067	$3,163	$2,923
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	51	210	94
Net asset value and redemption price per share	$59.74	$15.05	$31.19
Class R
Net assets	$1,018,031	$1,032,442	$3,388,044
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	17,814	77,714	149,394
Net asset value and redemption price per share	$57.15	$13.29	$22.68
Class R6
Net assets	$306,067,666	$18,738,594	$162,052,289
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	5,231,168	1,278,757	5,363,137
Net asset value and redemption price per share	$58.51	$14.65	$30.22
Class W
Net assets	$78,048,951	$5,267,064	$88,959,222
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	1,379,519	359,177	3,055,843
Net asset value and redemption price per share	$56.58	$14.66	$29.11

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2021

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
ASSETS:
Investments in securities at fair value+*	$273,263,129	$220,432,695	$119,421,599
Short-term investments at fair value†	4,986,563	8,688,414	128,000
Cash	126,063	573,336	29,869
Receivables:
Investment securities sold	23,900	547,752	—
Fund shares sold	435,250	152,459	15,516
Dividends	327,678	33,835	173,220
Foreign tax reclaims	—	2,436	1,802
Prepaid expenses	24,697	38,135	27,966
Reimbursement due from Investment Adviser	8,379	41,561	9,436
Other assets	7,088	28,981	2,926
Total assets	279,202,747	230,539,604	119,810,334
LIABILITIES:
Payable for investment securities purchased	110,212	555,010	—
Payable for fund shares redeemed	89,895	75,406	77,269
Payable upon receipt of securities loaned	150,031	6,657,414	—
Payable for investment management fees	106,539	188,624	29,941
Payable for distribution and shareholder service fees	—	23,481	190
Payable to trustees under the deferred compensation plan (Note 6)	7,088	28,981	2,926
Payable for trustee fees	888	1,194	960
Other accrued expenses and liabilities	62,925	290,239	58,101
Total liabilities	527,578	7,820,349	169,387
NET ASSETS	$278,675,169	$222,719,255	$119,640,947
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$215,556,011	$190,367,173	$76,196,693
Total distributable earnings	63,119,158	32,352,082	43,444,254
NET ASSETS	$278,675,169	$222,719,255	$119,640,947
+ Including securities loaned at value	$146,409	$6,509,455	$—
* Cost of investments in securities	$217,570,108	$194,284,126	$97,732,751
† Cost of short-term investments	$4,986,563	$8,688,414	$128,000
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2021 (continued)

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
Class A
Net assets	n/a	$79,301,464	$915,533
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	1,192,571	63,886
Net asset value and redemption price per share†	n/a	$66.50	$14.33
Maximum offering price per share (5.75%)(1)	n/a	$70.56	$15.20
Class C
Net assets	n/a	$7,284,823	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	156,752	n/a
Net asset value and redemption price per share	n/a	$46.47	n/a
Class I
Net assets	$175,387,031	$97,120,745	$64,631,044
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	14,964,869	1,298,814	4,489,894
Net asset value and redemption price per share	$11.72	$74.78	$14.39
Class P
Net assets	$103,285,000	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.010	n/a	n/a
Shares outstanding	8,700,994	n/a	n/a
Net asset value and redemption price per share	$11.87	n/a	n/a
Class P3
Net assets	$3,138	$4,039	$3,124
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.010	$0.010	$0.010
Shares outstanding	262	52	214
Net asset value and redemption price per share	$11.98	$77.83	$14.61
Class R
Net assets	n/a	$1,241,880	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	19,333	n/a
Net asset value and redemption price per share	n/a	$64.24	n/a
Class R6
Net assets	n/a	$29,552,750	$54,091,246
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.010	$0.010
Shares outstanding	n/a	390,465	3,757,965
Net asset value and redemption price per share	n/a	$75.69	$14.39
Class W
Net assets	n/a	$8,213,554	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.010	n/a
Shares outstanding	n/a	111,926	n/a
Net asset value and redemption price per share	n/a	$73.38	n/a

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2021

	Voya Large-Cap Growth Fund	Voya Large Cap Value Fund	Voya MidCap Opportunities Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,920,777	$14,722,177	$3,817,629
Securities lending income, net	2,696	845	46,833
Total investment income	8,923,473	14,723,022	3,864,462
EXPENSES:
Investment management fees	6,520,530	5,036,337	8,405,466
Distribution and shareholder service fees:
Class A	320,107	949,761	811,626
Class C	213,953	110,894	260,063
Class R	4,970	4,892	14,955
Transfer agent fees:
Class A	206,723	441,114	500,616
Class C	34,538	12,906	40,278
Class I	458,015	52,518	376,664
Class P3	738	205	35
Class R	1,605	1,134	4,618
Class R6	20,669	74	2,746
Class W	83,708	5,316	96,900
Shareholder reporting expense	54,750	32,850	71,320
Registration fees	135,582	102,916	113,140
Professional fees	84,660	45,030	60,230
Custody and accounting expense	136,875	83,271	123,255
Trustee fees	51,141	26,860	41,096
Miscellaneous expense	3,415	36,121	43,551
Interest expense	6,260	688	7,161
Total expenses	8,338,239	6,942,887	10,973,720
Recouped/Waived and reimbursed fees	72,003	(477,283)	(207,329)
Net expenses	8,410,242	6,465,604	10,766,391
Net investment income (loss)	513,231	8,257,418	(6,901,929)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	202,289,344	111,398,136	260,576,401
Net realized gain	202,289,344	111,398,136	260,576,401
Net change in unrealized appreciation (depreciation) on:
Investments	138,306,436	149,673,341	105,970,110
Foreign currency related transactions	—	419	—
Net change in unrealized appreciation (depreciation)	138,306,436	149,673,760	105,970,110
Net realized and unrealized gain	340,595,780	261,071,896	366,546,511
Increase in net assets resulting from operations	$341,109,011	$269,329,314	$359,644,582
* Foreign taxes withheld	$11,205	$13,958	$36,166
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2021

	Voya Multi- Manager Mid Cap Value Fund	Voya SmallCap Opportunities Fund	Voya U.S. High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,971,794	$936,342	$4,738,889
Securities lending income, net	39,364	83,403	916
Total investment income	3,011,158	1,019,745	4,739,805
EXPENSES:
Investment management fees	1,256,880	2,387,012	752,094
Distribution and shareholder service fees:
Class A	—	186,617	1,890
Class C	—	75,058	—
Class R	—	5,707	—
Transfer agent fees:
Class A	—	182,417	3,775
Class C	—	18,465	—
Class I	11,317	168,046	2,255
Class P	1,093	—	—
Class P3	365	40	176
Class R	—	2,788	—
Class R6	—	1,082	1,982
Class W	—	20,921	—
Shareholder reporting expense	3,650	19,670	3,475
Registration fees	49,189	103,122	69,869
Professional fees	16,060	23,405	30,755
Custody and accounting expense	38,073	66,975	39,400
Trustee fees	7,105	9,551	7,682
Licensing fee (Note 7)	11,960	—	—
Miscellaneous expense	9,845	26,106	32,014
Interest expense	—	1,082	128
Total expenses	1,405,537	3,298,064	945,495
Waived and reimbursed fees	(417,096)	(619,625)	(85,201)
Net expenses	988,441	2,678,439	860,294
Net investment income (loss)	2,022,717	(1,658,694)	3,879,511
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	6,801,975	76,555,793	32,283,523
Payment by affiliate (Note 6)	411,035	—	—
Net realized gain	7,213,010	76,555,793	32,283,523
Net change in unrealized appreciation (depreciation) on:
Investments	70,963,294	8,760,890	17,256,123
Net change in unrealized appreciation (depreciation)	70,963,294	8,760,890	17,256,123
Net realized and unrealized gain	78,176,304	85,316,683	49,539,646
Increase in net assets resulting from operations	$80,199,021	$83,657,989	$53,419,157
* Foreign taxes withheld	$—	$3,653	$2,148
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2021

	Voya Large-Cap Growth Fund		Voya Large Cap Value Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS:
Net investment income	$513,231	$4,444,198	$8,257,418	$12,276,933
Net realized gain	202,289,344	69,155,474	111,398,136	20,655,294
Net change in unrealized appreciation (depreciation)	138,306,436	139,737,954	149,673,760	(52,080,584)
Increase (decrease) in net assets resulting from operations	341,109,011	213,337,626	269,329,314	(19,148,357)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(16,271,775)	(4,045,616)	(32,874,061)	(36,368,518)
Class C	(3,217,181)	(1,595,470)	(871,279)	(2,994,115)
Class I	(84,305,103)	(27,953,705)	(20,941,826)	(20,193,329)
Class O(1)	—	—	—	(4,403)
Class P3	(2,268,529)	(682,790)	(933,386)	(493,028)
Class R	(114,365)	(37,795)	(82,135)	(114,745)
Class R6	(33,867,002)	(13,665,434)	(1,289,470)	(9,823,662)
Class W	(5,104,301)	(525,374)	(362,901)	(584,418)
Total distributions	(145,148,256)	(48,506,184)	(57,355,058)	(70,576,218)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	375,260,529	315,913,843	66,187,618	133,504,778
Reinvestment of distributions	142,880,986	47,532,645	54,851,925	67,633,833
	518,141,515	363,446,488	121,039,543	201,138,611
Cost of shares redeemed	(475,464,179)	(399,479,267)	(177,675,442)	(242,433,258)
Net increase (decrease) in net assets resulting from capital share transactions	42,677,336	(36,032,779)	(56,635,899)	(41,294,647)
Net increase (decrease) in net assets	238,638,091	128,798,663	155,338,357	(131,019,222)
NET ASSETS:
Beginning of year or period	1,158,896,034	1,030,097,371	604,066,610	735,085,832
End of year or period	$1,397,534,125	$1,158,896,034	$759,404,967	$604,066,610

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2021

	Voya MidCap Opportunities Fund		Voya Multi-Manager Mid Cap Value Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$(6,901,929)	$(1,378,809)	$2,022,717	$1,500,525
Net realized gain	260,576,401	107,397,599	7,213,010	7,960,057
Net change in unrealized appreciation (depreciation)	105,970,110	48,851,840	70,963,294	(13,741,771)
Increase (decrease) in net assets resulting from operations	359,644,582	154,870,630	80,199,021	(4,281,189)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(64,934,062)	(18,875,210)	—	—
Class C	(7,717,106)	(4,944,449)	—	—
Class I	(75,174,504)	(34,678,439)	(5,277,514)	(11,493,957)
Class P	—	—	(2,274,539)	(304)
Class P3	(301,007)	(82,338)	(201,670)	(302,839)
Class R	(593,009)	(231,113)	—	—
Class R6	(22,169,153)	(8,301,861)	—	—
Class W	(9,370,515)	(5,039,504)	—	—
Total distributions	(180,259,356)	(72,152,914)	(7,753,723)	(11,797,100)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	260,870,518	244,907,948	157,353,714	27,454,600
Reinvestment of distributions	157,274,427	61,330,731	7,753,723	11,797,100
	418,144,945	306,238,679	165,107,437	39,251,700
Cost of shares redeemed	(421,648,179)	(618,249,527)	(68,666,289)	(29,324,707)
Net increase (decrease) in net assets resulting from capital share transactions	(3,503,234)	(312,010,848)	96,441,148	9,926,993
Net increase (decrease) in net assets	175,881,992	(229,293,132)	168,886,446	(6,151,296)
NET ASSETS:
Beginning of year or period	953,779,794	1,183,072,926	109,788,723	115,940,019
End of year or period	$1,129,661,786	$953,779,794	$278,675,169	$109,788,723
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS for the year ended May 31, 2021

	Voya SmallCap Opportunities Fund		Voya U.S. High Dividend Low Volatility Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$(1,658,694)	$(2,386,221)	$3,879,511	$6,936,614
Net realized gain (loss)	76,555,793	1,847,412	32,283,523	(5,037,774)
Net change in unrealized appreciation (depreciation)	8,760,890	35,806,419	17,256,123	2,953,755
Increase in net assets resulting from operations	83,657,989	35,267,610	53,419,157	4,852,595
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	—	—	(14,722)	(22,548)
Class I	—	—	(2,438,571)	(4,781,497)
Class P3	—	—	(78,430)	(382,518)
Class R6	—	—	(2,265,796)	(6,174,700)
Total distributions	—	—	(4,797,519)	(11,361,263)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,547,667	114,234,528	41,143,579	309,585,632
Reinvestment of distributions	—	—	4,797,061	11,360,765
	24,547,667	114,234,528	45,940,640	320,946,397
Cost of shares redeemed	(151,642,576)	(563,127,985)	(171,837,134)	(425,362,118)
Net decrease in net assets resulting from capital share transactions	(127,094,909)	(448,893,457)	(125,896,494)	(104,415,721)
Net decrease in net assets	(43,436,920)	(413,625,847)	(77,274,856)	(110,924,389)
NET ASSETS:
Beginning of year or period	266,156,175	679,782,022	196,915,803	307,840,192
End of year or period	$222,719,255	$266,156,175	$119,640,947	$196,915,803

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund
Class A
05-31-21	44.45	(0.13)•	13.62	13.49	—	6.62	—	6.62	—	51.32	31.23	0.96	0.96	0.96	(0.26)	139,465	93
05-31-20	38.36	0.03	8.04	8.07	0.15	1.83	—	1.98	—	44.45	21.30	0.96	1.04	1.04	0.06	104,447	83
05-31-19	38.75	0.12	2.02	2.14	0.01	2.52	—	2.53	—	38.36	6.11	0.95	1.04	1.04	0.31	80,328	95
05-31-18	35.17	0.07	5.68	5.75	0.06	2.11	—	2.17	—	38.75	16.63	1.10	1.06	1.06	0.17	77,434	90
05-31-17	31.07	0.10	5.68	5.78	0.04	1.64	—	1.68	—	35.17	19.38	1.44	1.14	1.14	0.29	73,116	76
Class C
05-31-21	36.52	(0.41)•	11.09	10.68	—	6.62	—	6.62	—	40.58	30.25	1.71	1.71	1.71	(1.01)	21,109	93
05-31-20	31.92	(0.23)	6.66	6.43	—	1.83	—	1.83	—	36.52	20.41	1.71	1.79	1.79	(0.68)	20,630	83
05-31-19	32.92	(0.14)	1.66	1.52	—	2.52	—	2.52	—	31.92	5.28	1.70	1.79	1.79	(0.43)	32,386	95
05-31-18	30.33	(0.18)	4.88	4.70	—	2.11	—	2.11	—	32.92	15.79	1.83	1.81	1.81	(0.58)	31,850	90
05-31-17	27.18	(0.14)	4.93	4.79	—	1.64	—	1.64	—	30.33	18.47	2.09	1.89	1.89	(0.46)	28,471	76
Class I
05-31-21	49.83	0.04•	15.32	15.36	0.12	6.62	—	6.74	—	58.45	31.64	0.61	0.63	0.63	0.07	851,822	93
05-31-20	42.73	0.21•	9.00	9.21	0.28	1.83	—	2.11	—	49.83	21.80	0.59	0.66	0.66	0.44	671,609	83
05-31-19	42.89	0.29	2.24	2.53	0.17	2.52	—	2.69	—	42.73	6.47	0.59	0.66	0.66	0.70	600,368	95
05-31-18	38.68	0.23•	6.27	6.50	0.18	2.11	—	2.29	—	42.89	17.10	0.73	0.68	0.68	0.56	513,009	90
05-31-17	34.05	0.24•	6.23	6.47	0.20	1.64	—	1.84	—	38.68	19.79	1.06	0.79	0.79	0.68	355,466	76
Class P3
05-31-21	50.48	0.39•	15.65	16.04	0.16	6.62	—	6.78	—	59.74	32.64	0.55	0.00*	0.00*	0.68	3	93
05-31-20	43.02	0.52•	9.08	9.60	0.31	1.83	—	2.14	—	50.48	22.58	0.55	0.00*	0.00*	1.10	16,021	83
06-01-18(4) - 05-31-19	43.43	0.59•	1.71	2.30	0.19	2.52	—	2.71	—	43.02	5.90	0.55	0.00*	0.00*	1.37	10,253	95
Class R
05-31-21	49.02	(0.28)•	15.03	14.75	—	6.62	—	6.62	—	57.15	30.87	1.21	1.21	1.21	(0.51)	1,018	93
05-31-20	42.09	(0.09)•	8.85	8.76	—	1.83	—	1.83	—	49.02	21.02	1.21	1.29	1.29	(0.19)	861	83
05-31-19	42.36	0.02	2.23	2.25	—	2.52	—	2.52	—	42.09	5.84	1.20	1.29	1.29	0.07	1,082	95
05-31-18	38.30	(0.04)	6.21	6.17	—	2.11	—	2.11	—	42.36	16.36	1.33	1.31	1.31	(0.08)	935	90
05-31-17	33.74	0.01•	6.19	6.20	—	1.64	—	1.64	—	38.30	19.07	1.59	1.39	1.39	0.04	674	76
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large-Cap Growth Fund (continued)
Class R6
05-31-21	49.87	0.08•	15.33	15.41	0.15	6.62	—	6.77	—	58.51	31.74	0.55	0.55	0.55	0.14	306,068	93
05-31-20	42.76	0.24•	9.01	9.25	0.31	1.83	—	2.14	—	49.87	21.88	0.55	0.58	0.58	0.52	272,040	83
05-31-19	42.90	0.36•	2.22	2.58	0.20	2.52	—	2.72	—	42.76	6.60	0.55	0.58	0.58	0.85	294,339	95
05-31-18	38.67	0.25•	6.29	6.54	0.20	2.11	—	2.31	—	42.90	17.18	0.61	0.60	0.60	0.61	43,120	90
05-31-17	34.04	0.22•	6.25	6.47	0.20	1.64	—	1.84	—	38.67	19.80	0.87	0.78	0.78	0.63	27,548	76
Class W
05-31-21	48.42	0.01•	14.86	14.87	0.09	6.62	—	6.71	—	56.58	31.55	0.71	0.71	0.71	0.01	78,049	93
05-31-20	41.60	0.16•	8.74	8.90	0.25	1.83	—	2.08	—	48.42	21.64	0.71	0.79	0.79	0.35	73,288	83
05-31-19	41.79	0.21•	2.20	2.41	0.08	2.52	—	2.60	—	41.60	6.32	0.70	0.79	0.79	0.50	11,341	95
05-31-18	37.75	0.17•	6.12	6.29	0.14	2.11	—	2.25	—	41.79	16.95	0.83	0.81	0.81	0.42	17,220	90
05-31-17	33.28	0.20•	6.08	6.28	0.17	1.64	—	1.81	—	37.75	19.66	1.09	0.89	0.89	0.57	17,068	76
Voya Large Cap Value Fund
Class A
05-31-21	9.74	0.12•	4.39	4.51	0.16	0.84	—	1.00	—	13.25	48.66	1.16	1.10	1.10	1.09	452,381	94
05-31-20	11.04	0.17	(0.34)	(0.17)	0.21	0.92	—	1.13	—	9.74	(2.79)	1.19	1.10	1.10	1.55	331,769	154
05-31-19	12.09	0.19	(0.06)	0.13	0.17	1.01	—	1.18	—	11.04	1.51	1.18	1.10	1.10	1.60	362,398	90
05-31-18	12.64	0.18	0.62	0.80	0.19	1.16	—	1.35	—	12.09	6.27	1.17	1.10	1.10	1.42	386,969	85
05-31-17	11.07	0.23	1.57	1.80	0.23	—	—	0.23	—	12.64	16.44	1.21	1.10	1.10	1.91	421,041	80
Class C
05-31-21	9.74	0.04•	4.38	4.42	0.07	0.84	—	0.91	—	13.25	47.49	1.91	1.85	1.85	0.37	10,327	94
05-31-20	11.02	0.08•	(0.32)	(0.24)	0.12	0.92	—	1.04	—	9.74	(3.44)	1.94	1.85	1.85	0.73	13,664	154
05-31-19	12.05	0.11	(0.06)	0.05	0.07	1.01	—	1.08	—	11.02	0.81	1.93	1.85	1.85	0.84	39,550	90
05-31-18	12.61	0.09	0.61	0.70	0.10	1.16	—	1.26	—	12.05	5.38	1.92	1.85	1.85	0.67	53,290	85
05-31-17	11.04	0.15	1.56	1.71	0.14	—	—	0.14	—	12.61	15.59	1.96	1.85	1.85	1.16	63,562	80
Class I
05-31-21	10.70	0.18•	4.83	5.01	0.19	0.84	—	1.03	—	14.68	49.13	0.82	0.76	0.76	1.43	271,656	94
05-31-20	12.03	0.22	(0.39)	(0.17)	0.24	0.92	—	1.16	—	10.70	(2.48)	0.84	0.76	0.76	1.90	230,991	154
05-31-19	13.07	0.25	(0.05)	0.20	0.23	1.01	—	1.24	—	12.03	1.95	0.84	0.76	0.76	1.94	214,877	90
05-31-18	13.57	0.24	0.66	0.90	0.24	1.16	—	1.40	—	13.07	6.55	0.84	0.76	0.76	1.76	242,245	85
05-31-17	11.86	0.29	1.69	1.98	0.27	—	—	0.27	—	13.57	16.89	0.87	0.76	0.76	2.25	235,020	80
Class P3
05-31-21	10.86	0.27•	4.95	5.22	0.19	0.84	—	1.03	—	15.05	50.41	0.80	0.00*	0.00*	2.13	3	94
05-31-20	12.11	0.32•	(0.40)	(0.08)	0.25	0.92	—	1.17	—	10.86	(1.76)	0.80	0.00*	0.00*	2.70	7,208	154
06-01-18(4) - 05-31-19	13.18	0.33	(0.16)	0.17	0.23	1.01	—	1.24	—	12.11	1.77	0.80	0.00*	0.00*	2.75	3,945	90
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Large Cap Value Fund (continued)
Class R
05-31-21	9.76	0.10•	4.40	4.50	0.13	0.84	—	0.97	—	13.29	48.48	1.41	1.30	1.30	0.88	1,032	94
05-31-20	11.06	0.14•	(0.35)	(0.21)	0.17	0.92	—	1.09	—	9.76	(3.11)	1.44	1.33	1.33	1.27	736	154
05-31-19	12.07	0.16•	(0.04)	0.12	0.12	1.01	—	1.13	—	11.06	1.44	1.43	1.32	1.32	1.38	1,297	90
05-31-18	12.63	0.16	0.60	0.76	0.16	1.16	—	1.32	—	12.07	5.93	1.42	1.31	1.31	1.20	3,785	85
05-31-17	11.06	0.20	1.57	1.77	0.20	—	—	0.20	—	12.63	16.17	1.46	1.35	1.35	1.66	5,062	80
Class R6
05-31-21	10.68	0.18•	4.82	5.00	0.19	0.84	—	1.03	—	14.65	49.15	0.80	0.74	0.74	1.45	18,739	94
05-31-20	12.01	0.22•	(0.38)	(0.16)	0.25	0.92	—	1.17	—	10.68	(2.47)	0.80	0.74	0.74	1.82	14,936	154
05-31-19	13.06	0.26	(0.07)	0.19	0.23	1.01	—	1.24	—	12.01	1.90	0.80	0.74	0.74	1.96	106,327	90
05-31-18	13.55	0.24	0.67	0.91	0.24	1.16	—	1.40	—	13.06	6.66	0.80	0.74	0.74	1.77	165,612	85
05-31-17	11.85	0.29	1.68	1.97	0.27	—	—	0.27	—	13.55	16.84	0.80	0.74	0.74	2.28	183,934	80
Class W
05-31-21	10.69	0.17•	4.82	4.99	0.18	0.84	—	1.02	—	14.66	48.94	0.91	0.85	0.85	1.35	5,267	94
05-31-20	12.01	0.22•	(0.39)	(0.17)	0.23	0.92	—	1.15	—	10.69	(2.50)	0.94	0.85	0.85	1.79	4,762	154
05-31-19	13.03	0.23•	(0.04)	0.19	0.20	1.01	—	1.21	—	12.01	1.92	0.93	0.85	0.85	1.81	6,265	90
05-31-18	13.53	0.23	0.65	0.88	0.22	1.16	—	1.38	—	13.03	6.46	0.92	0.85	0.85	1.67	13,689	85
05-31-17	11.83	0.27	1.69	1.96	0.26	—	—	0.26	—	13.53	16.75	0.96	0.85	0.85	2.15	17,729	80
Voya MidCap Opportunities Fund
Class A
05-31-21	20.41	(0.20)•	8.70	8.50	—	5.09	—	5.09	—	23.82	43.16	1.27	1.25	1.25	(0.87)	346,695	82
05-31-20	19.28	(0.07)	2.67	2.60	—	1.47	—	1.47	—	20.41	13.68	1.28	1.27	1.27	(0.34)	275,279	92
05-31-19	22.97	(0.07)	0.31	0.24	—	3.93	—	3.93	—	19.28	2.97	1.26	1.26	1.26	(0.36)	277,900	103
05-31-18	23.52	(0.11)	3.05	2.94	—	3.49	—	3.49	—	22.97	13.13	1.26	1.26	1.26	(0.42)	266,052	102
05-31-17	21.59	(0.06)	3.41	3.35	—	1.42	—	1.42	—	23.52	16.27	1.29	1.29	1.29	(0.26)	313,595	88
Class C
05-31-21	13.41	(0.23)•	5.59	5.36	—	5.09	—	5.09	—	13.68	42.15	2.02	2.00	2.00	(1.62)	23,803	82
05-31-20	13.22	(0.14)•	1.80	1.66	—	1.47	—	1.47	—	13.41	12.81	2.03	2.02	2.02	(1.04)	27,377	92
05-31-19	17.21	(0.18)	0.12	(0.06)	—	3.93	—	3.93	—	13.22	2.14	2.01	2.01	2.01	(1.12)	56,335	103
05-31-18	18.55	(0.21)•	2.36	2.15	—	3.49	—	3.49	—	17.21	12.33	2.01	2.01	2.01	(1.18)	83,124	102
05-31-17	17.44	(0.18)•	2.71	2.53	—	1.42	—	1.42	—	18.55	15.41	2.04	2.04	2.04	(1.01)	99,275	88
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya MidCap Opportunities Fund (continued)
Class I
05-31-21	24.53	(0.16)•	10.55	10.39	—	5.09	—	5.09	—	29.83	43.65	0.94	0.92	0.92	(0.55)	504,762	82
05-31-20	22.84	(0.01)	3.17	3.16	—	1.47	—	1.47	—	24.53	14.01	0.98	0.97	0.97	(0.01)	431,603	92
05-31-19	26.35	(0.02)	0.44	0.42	—	3.93	—	3.93	—	22.84	3.30	0.96	0.97	0.97	(0.08)	580,296	103
05-31-18	26.44	(0.04)	3.44	3.40	—	3.49	—	3.49	—	26.35	13.44	0.98	0.98	0.98	(0.15)	716,855	102
05-31-17	24.03	0.01	3.82	3.83	—	1.42	—	1.42	—	26.44	16.63	1.00	0.98	0.98	0.05	669,767	88
Class P3
05-31-21	25.25	0.11•	10.92	11.03	—	5.09	—	5.09	—	31.19	45.04	0.87	0.00*	0.00*	0.37	3	82
05-31-20	23.26	0.22•	3.24	3.46	—	1.47	—	1.47	—	25.25	15.08	0.87	0.00*	0.00*	0.92	1,560	92
06-01-18(4) - 05-31-19	26.81	0.22•	0.16	0.38	—	3.93	—	3.93	—	23.26	3.17	0.85	0.00*	0.00*	0.90	1,126	103
Class R
05-31-21	19.65	(0.25)•	8.37	8.12	—	5.09	—	5.09	—	22.68	42.86	1.52	1.50	1.50	(1.12)	3,388	82
05-31-20	18.66	(0.11)•	2.57	2.46	—	1.47	—	1.47	—	19.65	13.38	1.53	1.52	1.52	(0.58)	2,743	92
05-31-19	22.42	(0.14)	0.31	0.17	—	3.93	—	3.93	—	18.66	2.70	1.51	1.51	1.51	(0.62)	3,021	103
05-31-18	23.09	(0.14)	2.96	2.82	—	3.49	—	3.49	—	22.42	12.84	1.51	1.51	1.51	(0.68)	3,757	102
05-31-17	21.27	(0.11)•	3.35	3.24	—	1.42	—	1.42	—	23.09	15.99	1.54	1.54	1.54	(0.52)	3,521	88
Class R6
05-31-21	24.78	(0.14)•	10.67	10.53	—	5.09	—	5.09	—	30.22	43.78	0.86	0.84	0.84	(0.47)	162,052	82
05-31-20	23.04	0.02	3.19	3.21	—	1.47	—	1.47	—	24.78	14.11	0.87	0.86	0.86	0.08	133,027	92
05-31-19	26.51	0.01	0.45	0.46	—	3.93	—	3.93	—	23.04	3.43	0.85	0.85	0.85	0.04	153,726	103
05-31-18	26.56	(0.01)	3.45	3.44	—	3.49	—	3.49	—	26.51	13.54	0.87	0.87	0.87	(0.03)	134,196	102
05-31-17	24.10	0.04	3.84	3.88	—	1.42	—	1.42	—	26.56	16.79	0.88	0.88	0.88	0.14	163,629	88
Class W
05-31-21	24.05	(0.17)•	10.32	10.15	—	5.09	—	5.09	—	29.11	43.51	1.02	1.00	1.00	(0.61)	88,959	82
05-31-20	22.43	(0.02)	3.11	3.09	—	1.47	—	1.47	—	24.05	13.95	1.03	1.02	1.02	(0.08)	82,191	92
05-31-19	25.96	(0.03)	0.43	0.40	—	3.93	—	3.93	—	22.43	3.26	1.01	1.01	1.01	(0.12)	108,707	103
05-31-18	26.11	(0.04)	3.38	3.34	—	3.49	—	3.49	—	25.96	13.38	1.01	1.01	1.01	(0.18)	136,705	102
05-31-17	23.76	0.00*	3.77	3.77	—	1.42	—	1.42	—	26.11	16.56	1.04	1.04	1.04	(0.03)	123,051	88
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-21	7.83	0.09•	4.22	4.31	0.10	0.32	—	0.42	—	11.72	56.34(5)	0.79	0.78	0.78	0.93	175,387	47
05-31-20	9.26	0.12	(0.55)	(0.43)	0.12	0.88	—	1.00	—	7.83	(6.73)	0.88	0.83	0.83	1.26	106,294	63
05-31-19	11.99	0.12	(1.15)	(1.03)	0.13	1.57	—	1.70	—	9.26	(7.77)	0.92	0.88	0.88	1.04	113,560	36
05-31-18	11.38	0.11	1.34	1.45	0.09	0.75	—	0.84	—	11.99	12.91	0.86	0.84	0.84	0.83	180,650	26
05-31-17	10.31	0.11	1.29	1.40	0.14	0.19	—	0.33	—	11.38	13.66	0.86	0.84	0.84	0.89	213,085	24
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya Multi-Manager Mid Cap Value Fund (continued)
Class P
05-31-21	7.91	0.16•	4.23	4.39	0.11	0.32	—	0.43	—	11.87	56.66(5)	0.79	0.08	0.08	1.58	103,285	47
05-31-20	9.27	0.18	(0.54)	(0.36)	0.12	0.88	—	1.00	—	7.91	(5.97)	2.05	0.15	0.15	1.91	3	63
02-28-19(4) - 05-31-19	9.86	0.04•	(0.63)	(0.59)	—	—	—	—	—	9.27	(5.98)	1.99	0.15	0.15	1.77	3	36
Class P3
05-31-21	7.99	0.16•	4.25	4.41	0.10	0.32	—	0.42	—	11.98	56.47(5)	0.79	0.00*	0.00*	1.63	3	47
05-31-20	9.35	0.19•	(0.55)	(0.36)	0.12	0.88	—	1.00	—	7.99	(5.86)	0.88	0.00*	0.00*	2.07	3,492	63
06-01-18(4) - 05-31-19	12.08	0.20•	(1.23)	(1.03)	0.13	1.57	—	1.70	—	9.35	(7.65)	0.92	0.00*	0.00*	1.87	2,377	36
Voya SmallCap Opportunities Fund
Class A
05-31-21	47.03	(0.54)•	20.01	19.47	—	—	—	—	—	66.50	41.40	1.60	1.35	1.35	(0.92)	79,301	135
05-31-20	45.06	(0.32)•	2.29	1.97	—	—	—	—	—	47.03	4.37	1.44	1.40	1.40	(0.69)	66,553	131
05-31-19	61.40	(0.25)	(7.39)	(7.64)	—	8.70	—	8.70	—	45.06	(11.51)	1.36	1.36	1.36	(0.45)	133,387	123
05-31-18	58.22	(0.24)	9.16	8.92	—	5.74	—	5.74	—	61.40	15.86	1.35	1.35	1.35	(0.38)	195,549	88
05-31-17	50.48	(0.19)	9.45	9.26	—	1.52	—	1.52	—	58.22	18.50	1.40	1.40	1.40	(0.33)	193,523	79
Class C
05-31-21	33.11	(0.68)•	14.04	13.36	—	—	—	—	—	46.47	40.35	2.35	2.10	2.10	(1.67)	7,285	135
05-31-20	31.97	(0.48)•	1.62	1.14	—	—	—	—	—	33.11	3.57	2.19	2.15	2.15	(1.44)	8,062	131
05-31-19	46.96	(0.48)•	(5.81)	(6.29)	—	8.70	—	8.70	—	31.97	(12.24)	2.11	2.11	2.11	(1.19)	19,506	123
05-31-18	46.07	(0.53)•	7.16	6.63	—	5.74	—	5.74	—	46.96	15.03	2.10	2.10	2.10	(1.13)	36,198	88
05-31-17	40.53	(0.48)•	7.54	7.06	—	1.52	—	1.52	—	46.07	17.60	2.15	2.15	2.15	(1.09)	50,475	79
Class I
05-31-21	52.70	(0.37)•	22.45	22.08	—	—	—	—	—	74.78	41.90	1.27	1.00	1.00	(0.58)	97,121	135
05-31-20	50.33	(0.19)•	2.56	2.37	—	—	—	—	—	52.70	4.71	1.13	1.07	1.07	(0.37)	113,287	131
05-31-19	67.14	(0.07)•	(8.04)	(8.11)	—	8.70	—	8.70	—	50.33	(11.20)	1.02	1.02	1.02	(0.11)	233,232	123
05-31-18	63.00	(0.06)•	9.94	9.88	—	5.74	—	5.74	—	67.14	16.19	1.06	1.06	1.06	(0.09)	845,689	88
05-31-17	54.36	(0.02)	10.18	10.16	—	1.52	—	1.52	—	63.00	18.84	1.11	1.11	1.11	(0.05)	425,691	79
Class P3
05-31-21	54.31	0.29	23.23	23.52	—	—	—	—	—	77.83	43.31	2.23	0.00*	0.00*	0.42	4	135
05-31-20	51.33	0.37	2.61	2.98	—	—	—	—	—	54.31	5.81	2.20	0.00*	0.00*	0.68	3	131
06-04-18(4) - 05-31-19	68.64	0.53	(9.14)	(8.61)	—	8.70	—	8.70	—	51.33	(11.62)	2.08	0.00*	0.00*	0.90	3	123
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya SmallCap Opportunities Fund (continued)
Class R
05-31-21	45.54	(0.66)	19.36	18.70	—	—	—	—	—	64.24	41.06	1.85	1.60	1.60	(1.17)	1,242	135
05-31-20	43.75	(0.43)	2.22	1.79	—	—	—	—	—	45.54	4.09	1.69	1.65	1.65	(0.95)	1,027	131
05-31-19	60.06	(0.36)	(7.25)	(7.61)	—	8.70	—	8.70	—	43.75	(11.73)	1.61	1.61	1.61	(0.70)	3,284	123
05-31-18	57.20	(0.39)	8.99	8.60	—	5.74	—	5.74	—	60.06	15.57	1.60	1.60	1.60	(0.64)	3,993	88
05-31-17	49.74	(0.32)	9.30	8.98	—	1.52	—	1.52	—	57.20	18.21	1.65	1.65	1.65	(0.59)	3,627	79
Class R6
05-31-21	53.26	(0.29)	22.72	22.43	—	—	—	—	—	75.69	42.11	1.10	0.90	0.90	(0.46)	29,553	135
05-31-20	50.81	(0.15)	2.60	2.45	—	—	—	—	—	53.26	4.82	1.01	0.97	0.97	(0.27)	68,687	131
05-31-19	67.61	(0.02)	(8.08)	(8.10)	—	8.70	—	8.70	—	50.81	(11.10)	0.94	0.94	0.94	(0.03)	221,728	123
05-31-18	63.33	0.03	9.99	10.02	—	5.74	—	5.74	—	67.61	16.33	0.92	0.92	0.92	0.04	322,756	88
05-31-17	54.55	0.07	10.23	10.30	—	1.52	—	1.52	—	63.33	19.03	0.96	0.96	0.96	0.10	192,978	79
Class W
05-31-21	51.77	(0.43)	22.04	21.61	—	—	—	—	—	73.38	41.74	1.35	1.10	1.10	(0.67)	8,214	135
05-31-20	49.47	(0.24)	2.54	2.30	—	—	—	—	—	51.77	4.65	1.19	1.15	1.15	(0.48)	8,537	131
05-31-19	66.21	(0.12)	(7.92)	(8.04)	—	8.70	—	8.70	—	49.47	(11.25)	1.11	1.11	1.11	(0.20)	68,643	123
05-31-18	62.23	(0.09)	9.81	9.72	—	5.74	—	5.74	—	66.21	16.14	1.10	1.10	1.10	(0.13)	92,815	88
05-31-17	53.72	(0.07)	10.10	10.03	—	1.52	—	1.52	—	62.23	18.82	1.15	1.15	1.15	(0.11)	87,134	79
Voya U.S. High Dividend Low Volatility Fund
Class A
05-31-21	11.05	0.21	3.34	3.55	0.27	—	—	0.27	—	14.33	32.50	1.23	0.72	0.72	1.72	916	97
05-31-20	11.31	0.23	(0.07)	0.16	0.28	0.14	—	0.42	—	11.05	1.29	1.26	0.80	0.80	2.07	766	61
05-31-19	11.51	0.25	0.16	0.41	0.20	0.41	—	0.61	—	11.31	3.87	1.26	0.80	0.80	2.19	281	62
05-31-18	10.74	0.24	1.02	1.26	0.30	0.19	—	0.49	—	11.51	11.77	1.71	0.80	0.80	2.09	130	33
12-06-16(4) - 05-31-17	10.00	0.12	0.63	0.75	0.01	—	—	0.01	—	10.74	7.56	2.76	0.81	0.81	2.28	38	16
Class I
05-31-21	11.10	0.25	3.35	3.60	0.31	—	—	0.31	—	14.39	32.84	0.49	0.46	0.46	2.01	64,631	97
05-31-20	11.36	0.28	(0.09)	0.19	0.31	0.14	—	0.45	—	11.10	1.57	0.51	0.51	0.51	2.33	101,037	61
05-31-19	11.55	0.26	0.20	0.46	0.24	0.41	—	0.65	—	11.36	4.28	0.51	0.52	0.52	2.39	299,079	62
05-31-18	10.77	0.31	0.99	1.30	0.33	0.19	—	0.52	—	11.55	12.09	0.78	0.55	0.55	2.76	155,151	33
12-06-16(4) - 05-31-17	10.00	0.12	0.67	0.79	0.02	—	—	0.02	—	10.77	7.90	1.04	0.56	0.56	2.40	19,030	16
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	$(000’s)	(%)
Voya U.S. High Dividend Low Volatility Fund (continued)
Class P3
05-31-21	11.21	0.31	3.40	3.71	0.31	—	—	0.31	—	14.61	33.50	0.49	0.00*	0.00*	2.50	3	97
05-31-20	11.40	0.33	(0.07)	0.26	0.31	0.14	—	0.45	—	11.21	2.19	0.51	0.00*	0.00*	2.78	2,475	61
09-28-18(4) - 05-31-19	12.38	0.23	(0.60)	(0.37)	0.20	0.41	—	0.61	—	11.40	(2.72)	0.52	0.00*	0.00*	2.94	8,480	62
Class R6
05-31-21	11.10	0.25	3.35	3.60	0.31	—	—	0.31	—	14.39	32.85	0.49	0.45	0.45	2.02	54,091	97
09-30-19(4) - 05-31-20	12.29	0.18	(1.00)	(0.82)	0.23	0.14	—	0.37	—	11.10	(6.71)	0.51	0.51	0.51	2.25	92,638	61

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

(5)
Excluding a payment by affiliate in the fiscal year ended May 31, 2021, the total return for Multi-Manager Mid Cap Value would have been 56.13%, 56.45% and 56.26% on Classes I, P and P3, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for: Voya Large-Cap Growth Fund (“Large-Cap Growth”), Voya Large Cap Value Fund (“Large Cap Value”), Voya MidCap Opportunities Fund (“MidCap Opportunities”), Voya Multi-Manager Mid Cap Value Fund (“Multi-Manager Mid Cap Value”), Voya SmallCap Opportunities Fund (“SmallCap Opportunities”), and Voya U.S. High Dividend Low Volatility Fund (“U.S. High Dividend Low Volatility”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least three or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to certain of the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a
Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of a Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time,

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
There were no open OTC derivatives for any Fund as of May 31, 2021.
E. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund declares and pays dividends, if any, as follows:
Annually	Quarterly
Large-Cap Growth MidCap Opportunities Multi-Manager Mid Cap Value SmallCap Opportunities	Large Cap Value U.S. High Dividend Low Volatility
Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
F. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
G. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Large-Cap Growth which may temporarily lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
I. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Large-Cap Growth	$1,163,971,437	$1,269,078,762
Large Cap Value	618,801,747	723,538,806
MidCap Opportunities	834,228,795	1,035,951,272
Multi-Manager Mid Cap Value	170,355,002	81,982,385
SmallCap Opportunities	318,113,893	448,183,234
U.S. High Dividend Low Volatility	181,569,334	307,258,682
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager Mid Cap Value, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Mid Cap Value. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
Large-Cap Growth	0.51% on all assets
Large Cap Value	0.75% on the first $1 billion; 0.725% on the next $1 billion; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% thereafter
MidCap Opportunities	0.85% on the first $500 million; 0.80% on the next $400 million; 0.75% on the next $450 million; and 0.70% thereafter
Multi-Manager Mid Cap Value	Direct Investments 0.80% Passively Managed Assets 0.40%
SmallCap Opportunities	1.00% on first $250 million; 0.90% on next $250 million; 0.85% on next $250 million; and 0.82% thereafter
U.S. High Dividend Low Volatility(1)	0.29% on all assets

(1)
Prior to January 1, 2021, the Investment Management fee was 0.45% on all assets.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, polices, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Large-Cap Growth	Voya IM*
Large Cap Value	Voya IM*
MidCap Opportunities	Voya IM*
Multi-Manager Mid Cap Value	Hahn Capital Management, LLC, LSV Asset Management and Voya IM*
SmallCap Opportunities U.S High Dividend Low Volatility	Voya IM* Voya IM*
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Funds, with the exception of Class I, Class P, Class P3, Class R6, and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Large-Cap Growth	0.25%(1)	1.00%	0.50%
Large Cap Value	0.25%	1.00%	0.50%(2)
MidCap Opportunities	0.25%	1.00%	0.50%
SmallCap Opportunities	0.25%	1.00%	0.50%
U.S. High Dividend Low Volatility	0.25%	N/A	N/A

(1)
Of this 0.25% rate, Distribution Fees shall not exceed 0.10%.

(2)
The Distributor has agreed to waive 0.05% of the distribution fee. Termination or modification of this obligation requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2021, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Large-Cap Growth	$30,182	$—
Large Cap Value	8,508	—
MidCap Opportunities	9,442	—
SmallCap Opportunities	2,624	—
U.S. High Dividend Low Volatility	329	—
Contingent Deferred Sales Charges:
Large-Cap Growth	$40	$770
Large Cap Value	8	60
MidCap Opportunities	1,451	510
SmallCap Opportunities	443	4,360
U.S. High Dividend Low Volatility	2,335	—
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/ Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Mid Cap Value	5.13%
	U.S. High Dividend Low Volatility	11.77
Voya Investment Trust Co.	Multi-Manager Mid Cap Value	36.77
Voya Solution 2025 Portfolio	U.S. High Dividend Low Volatility	21.43
Voya Solution 2035 Portfolio	Multi-Manager Mid Cap Value	7.55
Voya Solution 2045 Portfolio	Multi-Manager Mid Cap Value	6.68
Voya Solution Income Portfolio	U.S. High Dividend Low Volatility	5.71
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Mid Cap Value	11.59
The Investment Adviser may direct the Funds’ sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the accompanying Statements of Operations.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2021, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Large-Cap Growth	$3,480
Large Cap Value	25,144
MidCap Opportunities	19,543
Multi-Manager Mid Cap Value	—
SmallCap Opportunities	1,644
U.S. High Dividend Low Volatility	—
During the year ended May 31, 2021, the Investment Adviser voluntarily reimbursed Multi-Manager Mid Cap Value $411,035 for lower performance experienced by the Fund due to incorrect custom-index information utilized by Voya IM for investment selection purposes.
NOTE 7 — LICENSING FEE
Multi-Manager Mid Cap Value pays an annual licensing fee to Frank Russell Company.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.15%	1.90%	0.90%	N/A	0.00%	1.40%	0.80%	0.90%
Large Cap Value	1.25%	2.00%	1.00%	N/A	0.00%	1.50%	0.78%	1.00%
MidCap Opportunities	1.35%	2.10%	0.98%	N/A	0.00%	1.60%	0.88%	1.10%
Multi-Manager Mid Cap Value	N/A	N/A	0.78%	0.15%	0.00%	N/A	N/A	N/A
SmallCap Opportunities	1.50%	2.25%	1.15%	N/A	0.00%	1.75%	1.05%	1.25%
U.S. High Dividend Low Volatility(1)	0.60%	N/A	0.35%	N/A	0.00%	N/A	0.32%	N/A

(1)
Prior to January 1, 2021, the expense limits were 0.80%, 0.55% and 0.52% for Class A, Class I and Class R6, respectively.

Pursuant to side letter agreements, through October 1, 2021, with the exception of the side letter agreement for MidCap Opportunities and SmallCap Opportunities, which are through October 1, 2022, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Large-Cap Growth	1.04%	1.79%	0.66%	0.00%	1.29%	0.58%	0.79%
Large Cap Value	1.10%	1.85%	0.76%	0.00%	1.35%	0.74%	0.85%
MidCap Opportunities(2)(3)	1.26%	2.01%	0.93%	0.00%	1.51%	0.83%	1.01%
SmallCap Opportunities(2)(4)	1.33%	2.08%	0.98%	0.00%	1.58%	0.88%	1.08%

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Prior to January 1, 2021, the side letter expenses were 1.28%, 2.03%, 0.95%, 1.53%, 0.85%, and 1.03% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

(4)
Prior to January 1, 2021, the side letter expenses were 1.36%, 2.11%, 1.01%, 1.61%, 0.91%, and 1.11% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

With the exception of the non-recoupable Class P management fee waiver for Multi-Manager Mid Cap Value and unless otherwise specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2022	2023	2024	Total
Large-Cap Growth	$42,964	$76,065	$100,499	$219,528
Large Cap Value	545,123	472,886	450,348	1,468,357
Multi-Manager Mid Cap Value	31,780	64,909	37,487	134,176
U.S. High Dividend Low Volatility	26,891	47,256	79,810	153,957
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of May 31, 2021, are as follows:
	May 31,
	2022	2023	2024	Total
Large Cap Value
Class A	$75,003	$122,954	$24,061	$222,018
Class C	9,071	8,552	618	18,241
Class I	46,265	53,489	1,510	101,264
Class R	580	—	—	580
Class W	1,876	1,930	257	4,063
Multi-Manager Mid Cap Value
Class I	—	—	11,056	11,056
Class P	8	32	—	40
U.S. High Dividend Low Volatility
Class A	965	3,115	3,563	7,643
Class R6	—	—	1,828	1,828
The expense limitation agreements are contractual through October 1, 2021, except U.S High Dividend Low Volatility which is through October 1, 2022, and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 14, 2021, each Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 30-day extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended May 31, 2021:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Large-Cap Growth	11	$15,880,727	1.29%
Large Cap Value	6	3,226,500	1.28
MidCap Opportunities	28	7,136,857	1.29
SmallCap Opportunities	25	1,208,000	1.29
U.S. High Dividend Low Volatility	1	3,581,000	1.29

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Large-Cap Growth
Class A
5/31/2021	469,581	—	306,384	(407,925)	—	368,040	23,390,960	—	14,841,257	(20,300,623)	—	17,931,594
5/31/2020	609,860	—	85,694	(440,327)	—	255,227	25,863,761	—	3,627,410	(18,261,461)	—	11,229,710
Class C
5/31/2021	65,365	—	83,241	(193,340)	—	(44,734)	2,632,275	—	3,198,948	(7,760,182)	—	(1,928,959)
5/31/2020	109,654	—	43,606	(603,124)	—	(449,864)	3,711,973	—	1,521,411	(21,031,736)	—	(15,798,352)
Class I
5/31/2021	4,018,967	—	1,515,733	(4,438,897)	—	1,095,803	227,579,528	—	83,486,584	(248,079,272)	—	62,986,840
5/31/2020	2,883,962	—	580,166	(4,035,313)	—	(571,184)	132,993,758	—	27,476,672	(187,712,093)	—	(27,241,663)
Class P3
5/31/2021	154,857	—	40,459	(512,635)	—	(317,319)	8,803,735	—	2,268,529	(30,889,652)	—	(19,817,388)
5/31/2020	454,742	—	14,272	(390,001)	—	79,014	21,259,057	—	682,789	(18,167,665)	—	3,774,181
Class R
5/31/2021	4,543	—	2,118	(6,407)	—	254	251,169	—	114,365	(359,981)	—	5,553
5/31/2020	5,059	—	718	(13,931)	—	(8,155)	228,855	—	33,556	(636,882)	—	(374,471)
Class R6
5/31/2021	1,293,763	—	614,423	(2,131,979)	—	(223,793)	73,399,777	—	33,867,002	(119,820,288)	—	(12,553,509)
5/31/2020	1,506,457	—	288,422	(3,223,704)	—	(1,428,825)	70,376,966	—	13,665,434	(148,661,120)	—	(64,618,720)
Class W
5/31/2021	705,143	—	95,694	(934,871)	—	(134,034)	39,203,085	—	5,104,301	(48,254,181)	—	(3,946,795)
5/31/2020	1,345,628	—	11,409	(116,080)	—	1,240,956	61,479,473	—	525,374	(5,008,310)	—	56,996,536
Large Cap Value
Class A
5/31/2021	1,211,822	—	2,791,991	(3,928,195)	—	75,618	13,567,380	—	30,483,723	(43,451,487)	—	599,616
5/31/2020	2,485,073	—	3,000,242	(4,281,366)	38,875	1,242,824	28,221,719	—	33,831,056	(46,542,534)	471,166	15,981,408
Class C
5/31/2021	73,218	—	77,964	(775,216)	—	(624,034)	862,554	—	850,985	(8,397,509)	—	(6,683,970)
5/31/2020	109,701	—	237,198	(2,531,226)	—	(2,184,328)	1,253,917	—	2,707,653	(28,700,856)	—	(24,739,286)
Class I
5/31/2021	3,437,157	—	1,728,314	(8,256,034)	—	(3,090,563)	43,126,118	—	20,851,910	(101,311,671)	—	(37,333,643)
5/31/2020	6,422,568	—	1,634,740	(4,330,398)	—	3,726,910	73,680,498	—	20,087,171	(52,085,714)	—	41,681,955
Class O(1)
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	—	—	370	(154)	(38,715)	(38,500)	—	—	4,334	(1,833)	(471,166)	(468,666)
Class P3
5/31/2021	558,848	—	75,517	(1,297,841)	—	(663,476)	6,732,073	—	933,386	(18,399,199)	—	(10,733,740)
5/31/2020	1,112,724	—	39,715	(814,532)	—	337,906	12,704,943	—	493,028	(9,404,546)	—	3,793,425
Class R
5/31/2021	27,087	—	7,478	(32,218)	—	2,347	289,742	—	81,952	(383,694)	—	(12,000)
5/31/2020	19,033	—	9,036	(69,978)	—	(41,909)	209,221	—	102,857	(798,438)	—	(486,360)
Class R6
5/31/2021	86,356	—	107,040	(313,464)	—	(120,068)	1,158,253	—	1,289,470	(3,931,084)	—	(1,483,361)
5/31/2020	1,541,312	—	799,144	(9,792,807)	—	(7,452,352)	16,136,545	—	9,823,661	(102,193,248)	—	(76,233,041)
Class W
5/31/2021	38,861	—	29,939	(155,301)	—	(86,501)	451,498	—	360,499	(1,800,798)	—	(988,801)
5/31/2020	115,825	—	47,332	(238,962)	—	(75,805)	1,297,936	—	584,072	(2,706,089)	—	(824,082)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
MidCap Opportunities
Class A
5/31/2021	1,411,614	—	2,445,731	(2,791,660)	—	1,065,685	32,707,295	—	54,931,122	(64,565,729)	—	23,072,688
5/31/2020	1,911,565	—	797,897	(3,732,412)	100,426	(922,523)	38,361,503	—	15,854,219	(73,696,375)	2,109,950	(17,370,703)
Class C
5/31/2021	146,261	—	581,350	(1,029,181)	—	(301,570)	2,061,008	—	7,522,675	(14,772,608)	—	(5,188,925)
5/31/2020	152,822	—	346,843	(2,719,960)	—	(2,220,295)	2,047,362	—	4,543,640	(36,579,299)	—	(29,988,297)
Class I
5/31/2021	4,074,895	—	2,318,218	(7,064,434)	—	(671,321)	116,965,946	—	65,095,569	(198,086,977)	—	(16,025,462)
5/31/2020	5,346,997	—	1,202,660	(14,360,416)	—	(7,810,759)	126,508,873	—	28,683,446	(344,391,921)	—	(189,199,603)
Class O(1)
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	158	—	—	(1,431)	(101,003)	(102,276)	3,286	—	—	(28,724)	(2,109,950)	(2,135,388)
Class P3
5/31/2021	19,658	—	10,298	(91,659)	—	(61,703)	579,650	—	301,007	(2,935,532)	—	(2,054,875)
5/31/2020	31,766	—	3,368	(21,762)	—	13,372	758,586	—	82,338	(524,695)	—	316,229
Class R
5/31/2021	14,108	—	27,652	(31,932)	—	9,828	309,845	—	592,021	(717,121)	—	184,745
5/31/2020	20,368	—	10,211	(52,884)	—	(22,306)	398,695	—	195,635	(1,007,192)	—	(412,862)
Class R6
5/31/2021	2,285,639	—	684,966	(2,975,196)	—	(4,591)	67,365,915	—	19,480,436	(85,658,729)	—	1,187,622
5/31/2020	1,780,711	—	287,956	(3,373,345)	—	(1,304,678)	41,168,903	—	6,936,850	(80,421,549)	—	(32,315,796)
Class W
5/31/2021	1,423,830	—	341,050	(2,126,980)	—	(362,100)	40,880,859	—	9,351,597	(54,911,483)	—	(4,679,027)
5/31/2020	1,819,824	—	215,154	(3,462,767)	—	(1,427,789)	35,660,741	—	5,034,602	(81,599,772)	—	(40,904,430)
Multi-Manager Mid Cap Value
Class I
5/31/2021	5,858,724	—	556,113	(5,029,088)	—	1,385,749	63,496,407	—	5,277,513	(47,813,742)	—	20,960,178
5/31/2020	3,201,389	—	1,180,078	(3,068,636)	—	1,312,830	25,232,071	—	11,493,957	(28,373,462)	—	8,352,566
Class P
5/31/2021	9,880,726	—	236,684	(1,416,752)	—	8,700,658	92,235,317	—	2,274,539	(13,712,549)	—	80,797,307
5/31/2020	—	—	31	—	—	31	—	—	305	—	—	305
Class P3
5/31/2021	171,604	—	20,812	(628,962)	—	(436,546)	1,621,990	—	201,671	(7,139,998)	—	(5,316,337)
5/31/2020	251,711	—	30,683	(99,886)	—	182,507	2,222,528	—	302,839	(951,244)	—	1,574,123
SmallCap Opportunities
Class A
5/31/2021	55,376	—	—	(278,005)	—	(222,629)	3,239,591	—	—	(15,735,694)	—	(12,496,103)
5/31/2020	360,433	—	—	(1,905,155)	—	(1,544,722)	17,558,421	—	—	(87,558,966)	—	(70,000,545)
Class C
5/31/2021	8,948	—	—	(95,663)	—	(86,715)	385,814	—	—	(3,669,283)	—	(3,283,469)
5/31/2020	32,175	—	—	(398,791)	—	(366,616)	1,077,264	—	—	(13,710,392)	—	(12,633,128)
Class I
5/31/2021	197,114	—	—	(1,047,915)	—	(850,801)	13,340,129	—	—	(64,500,540)	—	(51,160,411)
5/31/2020	660,373	—	—	(3,144,453)	—	(2,484,080)	34,628,533	—	—	(168,731,814)	—	(134,103,281)
Class P3
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	—	—	—	—	—	—	—	—	—	—	—	—

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
SmallCap Opportunities (continued)
Class R
5/31/2021	5,429	—	—	(8,639)	—	(3,210)	307,007	—	—	(471,705)	—	(164,698)
5/31/2020	8,439	—	—	(60,965)	—	(52,526)	379,592	—	—	(2,752,147)	—	(2,372,555)
Class R6
5/31/2021	102,186	—	—	(1,001,282)	—	(899,096)	6,654,408	—	—	(63,392,502)	—	(56,738,094)
5/31/2020	441,757	—	—	(3,516,302)	—	(3,074,545)	22,784,620	—	—	(181,852,765)	—	(159,068,145)
Class W
5/31/2021	9,930	—	—	(62,907)	—	(52,977)	620,718	—	—	(3,872,852)	—	(3,252,134)
5/31/2020	935,579	—	—	(2,158,299)	—	(1,222,720)	37,806,098	—	—	(108,521,901)	—	(70,715,803)
U.S. High Dividend Low Volatility
Class A
5/31/2021	23,674	—	1,146	(30,207)	—	(5,387)	310,734	—	14,265	(372,416)	—	(47,417)
5/31/2020	124,303	—	1,958	(81,824)	—	44,437	1,478,169	—	22,093	(966,707)	—	533,555
Class I
5/31/2021	1,783,423	—	196,603	(6,592,249)	—	(4,612,223)	21,077,183	—	2,438,571	(83,446,302)	—	(59,930,548)
5/31/2020	3,955,207	—	411,756	(21,602,524)	—	(17,235,561)	46,579,347	—	4,781,496	(264,473,008)	—	(213,112,164)
Class P3
5/31/2021	168,838	—	6,149	(395,634)	—	(220,647)	2,070,339	—	78,430	(5,431,400)	—	(3,282,631)
5/31/2020	1,117,420	—	32,852	(1,673,507)	—	(523,235)	13,375,734	—	382,476	(19,358,955)	—	(5,600,745)
Class R6
5/31/2021	1,481,848	—	181,635	(6,251,484)	—	(4,588,001)	17,685,323	—	2,265,795	(82,587,016)	—	(62,635,898)
9/30/2019(2) — 5/31/2020	20,386,208	—	536,684	(12,576,926)	—	8,345,966	248,152,382	—	6,174,700	(140,563,448)	—	113,763,634

(1)
Class O converted to Class A on November 22, 2019.

(2)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2021:
Large-Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$513,717	$(513,717)	$—
BofA Securities Inc	7,337,161	(7,337,161)	—
Goldman Sachs & Co. LLC	5,889,423	(5,889,423)	—
J.P. Morgan Securities LLC	3,183,109	(3,183,109)	—
SG Americas Securities, LLC	807,838	(807,838)	—
Total	$17,731,248	$(17,731,248)	$—

(1)
Cash collateral with a fair value of $18,108,811 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

MidCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	$3,797,908	$(3,797,908)	$—
State Street Bank and Trust Company	83,762	(83,762)	—
Total	$3,881,670	$(3,881,670)	$—

(1)
Cash collateral with a fair value of $3,963,068 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager Mid Cap Value
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	$146,409	$(146,409)	$—
Total	$146,409	$(146,409)	$—

(1)
Cash collateral with a fair value of $150,031 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

SmallCap Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$94,472	$(94,472)	$—
BofA Securities Inc	1,335,353	(1,335,353)	—
Cantor Fitzgerald & Co	4,255	(4,255)	—
Citigroup Global Markets Inc.	132,571	(132,571)	—
Cowen Excecution Services LLC	848,939	(848,939)	—
Deutsche Bank Securities Inc.	98,172	(98,172)	—
Goldman Sachs & Co. LLC	1,733,811	(1,733,811)	—
HSBC Bank PLC	67,268	(67,268)	—
Jefferies LLC	31,325	(31,325)	—
J.P. Morgan Securities LLC	839,976	(839,976)	—
Morgan Stanley & Co. LLC	1,207,692	(1,207,692)	—
National Financial Services LLC	3,480	(3,480)	—
National Bank of Canada Financial INC	62,359	(62,359)	—
Wells Fargo Securities LLC	49,782	(49,782)	—
Total	$6,509,455	$(6,509,455)	$—

(1)
Cash collateral with a fair value of $6,657,414 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of income from passive foreign investment companies (PFICs) and wash sale deferrals.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2021		Year Ended May 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Large-Cap Growth	$44,791,431	$100,356,825	$6,146,270	$42,359,914
Large Cap Value	9,818,581	47,536,477	14,899,988	55,676,230
MidCap Opportunities	86,068,130	94,191,226	20,740,769	51,412,145
Multi-Manager Mid Cap Value	3,478,461	4,275,262	1,670,196	10,126,904
U.S. High Dividend Low Volatility	4,797,519	—	8,394,648	2,966,615
The tax-basis components of distributable earnings as of May 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other	Total Distributable Earnings/(Loss)
Large-Cap Growth	$30,454,431	$56,500,786	$450,580,466	$—	$(13,573)	$537,522,110
Large Cap Value	10,424,092	41,664,107	164,657,278	—	(36,638)	216,708,839
MidCap Opportunities	75,117,895	55,796,743	249,820,822	—	(26,727)	380,708,733
Multi-Manager Mid Cap Value	3,343,319	5,096,040	54,683,827	—	(4,028)	63,119,158
SmallCap Opportunities	11,132,582	—	21,235,306	—	(15,806)	32,352,082
U.S. High Dividend Low Volatility	4,856,835	17,258,041	21,331,045	—	(1,667)	43,444,254
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2021 no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LITIGATION
On September 24, 2012, certain Voya mutual funds, including Large Cap Value (the “Subject Fund”), were officially served and included as shareholder defendants in the matter of Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (the “FitzSimons Action”). The FitzSimons Action arises from the Tribune Company (“Tribune”) Chapter 11 bankruptcy proceedings before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).
In the FitzSimons Action, the plaintiff (a litigation trustee appointed by the Bankruptcy Court, the “Trustee”) alleges that Tribune acted with actual intent to defraud its creditors when it redeemed its shares from shareholders as part of a leveraged buy-out (“LBO”) of Tribune through which it converted to a privately-held company in 2007, and that those share transfers must now be unwound. To succeed on this claim, the Trustee must prove that Tribune — not the Subject Fund — acted with actual fraudulent intent when Tribune redeemed its shares. With regard to the Subject Fund, the Trustee need only show that the Subject Fund tendered its shares as part of the LBO and not on the open market. The Subject Fund’s lack of fraudulent intent in tendering its shares is not a defense to the Trustee’s actual fraud claim.
In addition to the FitzSimons Action, various additional actions, which also included the Subject Fund as a defendant, stemming from the same facts and circumstances underlying the FitzSimons Action, were filed in multiple U.S. District Courts (collectively, the “State Law Constructive Fraudulent Transfer Cases”). The plaintiffs in the State Law Constructive Fraudulent Transfer Cases (former creditors of Tribune) allege that these same share redemptions that were part of the LBO were constructively, as opposed to actually, fraudulent. Specifically, those suits assert that the LBO rendered Tribune insolvent, that there was not reasonably equivalent value for the redemptions, and therefore the redemptions are voidable under constructive fraudulent transfer law.
Procedural History of the State Law Constructive Fraudulent Transfer Cases
A motion was filed with the Multidistrict Litigation (“MDL”) Panel to consolidate the State Law Constructive Fraudulent Transfer Cases for purposes of all pretrial proceedings. On December 19, 2011, the MDL Panel ordered the State Law Constructive Fraudulent Transfer

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 13 — LITIGATION (continued)

Cases to be transferred to the Southern District of New York (the “District Court”).
On September 23, 2013, the District Court dismissed the claims against the shareholder defendants, holding that the plaintiffs lacked standing to pursue the claims so long as the Trustee in the FitzSimons Action maintained the actual fraudulent transfer claims in the FitzSimons case against the same shareholders.
On December 20, 2013, the plaintiffs appealed the decision to the Second Circuit Court of Appeals (the “Second Circuit”). The Second Circuit affirmed the dismissal on March 24, 2016. The Second Circuit held that Section 546(e) of the Bankruptcy Code barred the state-law fraudulent constructive transfer claims, finding that the claims were preempted because they conflict with the purpose of Section 546(e). On April 12, 2016, the plaintiffs moved for rehearing en banc in the Second Circuit; the motion was subsequently denied. The plaintiffs filed a petition for a writ of certiorari in the United States Supreme Court (the “Supreme Court”) on September 9, 2016. The shareholder defendants filed their opposition on October 24, 2016, to which the plaintiffs filed a reply on November 4, 2016.
On February 27, 2018, the Supreme Court issued its decision in Merit Management Group v. FTI Consulting (“Merit Management”), a case that, like Tribune, deals with the appropriate scope of section 546(e) of the Bankruptcy Code. On April 3, 2018, the Supreme Court issued a “statement” from two justices announcing that consideration of plaintiffs’ certiorari petition would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s March 2016 decision should be vacated in light of Merit Management. On April 10, 2018, the plaintiffs asked the Second Circuit to vacate its prior decision and remand to the District Court for further proceedings. The shareholder defendants filed an opposition on April 20, 2018. On May 15, 2018, the Second Circuit entered an order recalling the mandate “in anticipation of further panel review.” The order did not provide any specific timing for, or guidance on, next steps.
Following the Second Circuit’s recall of its prior mandate in light of the Supreme Court’s decision in Merit Management, on December 19, 2019, the Second Circuit issued an amended opinion which vacated its prior March 24, 2016 opinion. This amended opinion once again affirmed the dismissal of the case — affirming the Second Circuit’s prior ruling regarding preemption, and holding that Tribune qualified as a “financial institution.” A new mandate was also issued. The plaintiffs once again moved for rehearing en banc in connection with this ruling on January 2, 2020, but this request was denied by the Second Circuit on February 6, 2020. On July 6, 2020 the plaintiffs filed a petition for writ of certiorari appealing the Second Circuit’s decision up to the Supreme Court. On April 19, 2021, the Supreme Court, after seeking the opinion of the Solicitor General on whether certiorari should be granted, denied the petition to hear the appeal. The Second Circuit’s dismissal of the consolidated state law constructive fraudulent transfer suits thus stands as a final decision; this matter may now be considered closed.
Procedural History of the FitzSimons Action
Similar to the State Law Constructive Fraudulent Transfer Cases, the FitzSimons Action was transferred to the District Court for pre-trial purposes. On November 20, 2013, the District Court entered an order stating that the FitzSimons Action would remain with the District Court. On January 6, 2017, the District Court dismissed the actual fraudulent transfer claims against the shareholder defendants without leave to replead. Because the January 6 decision did not fully dispose of all claims asserted in the complaint, the Trustee could not automatically appeal the decision. On February 1, 2017, the Trustee sought leave to file a motion for certification of the Motion to Dismiss. On February 23, 2017, the District Court issued an order stating that it intended to delay certification of the Motion to Dismiss until certain other pending motions to dismiss (not involving the shareholder defendants) were resolved.
On July 18, 2017, the Trustee sought permission from the District Court to file a motion seeking leave to amend its complaint to include a constructive fraudulent transfer claim based on the anticipated ruling in Merit Management. On August 24, 2017, the District Court denied the request without prejudice, but noted that affirmance of Merit Management would give the Trustee a strong argument that he should be allowed to amend his complaint. On March 8, 2018, the Trustee renewed his request to amend his complaint to add a constructive fraudulent transfer claim in light of the Merit Management decision. On March 13, 2018, counsel for a number of shareholder defendants (including counsel for the Subject Fund) filed an opposition.
On June 18, 2018, the District Court entered an order staying any decision on the Trustee’s request on the grounds that it would be preferable to hold off until the Second Circuit issued a further ruling in the State Law Constructive Fraudulent Transfer Cases. The District Court also instructed the parties to file a joint letter indicating their views on proceeding with efforts to seek to achieve a global resolution of the case. On July 9, 2018, the parties

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 13 — LITIGATION (continued)

submitted a joint letter that voiced general support for a broad based mediation effort.
On November 30, 2018, Judge Sullivan granted motions to dismiss brought by certain Tribune directors and officers. This decision did not directly impact the shareholder defendants, and because it did not resolve all of the pending motions to dismiss, it did not facilitate an appeal of the dismissal of claims against the shareholder defendants (which had been dismissed almost two years prior). On December 1, 2018, the FitzSimons Action (along with all other Tribune cases still pending in the District Court) were reassigned from Judge Sullivan to Judge Denise Cote. On December 17, 2018, the Trustee filed a motion for reconsideration of Judge Sullivan’s November 30, 2018 decision. On February 12, 2019, Judge Cote denied the Trustee’s motion for reconsideration in its entirety.
On March 27, 2019, Judge Cote lifted the stay previously imposed by Judge Sullivan and allowed the Trustee to move to amend the complaint to assert a constructive fraudulent transfer claim. The Trustee filed his motion on April 4, 2019. The shareholder defendants’ opposition was filed on April 12, 2019. On April 23, 2019, Judge Cote denied the Trustee’s motion. Significantly, Judge Cote held that Tribune qualifies as a “financial institution” under section 546(e) of the Bankruptcy Code.
In mid-July 2019, the Trustee filed a notice of appeal from, among other things, the District Court’s order dismissing the intentional fraudulent transfer claims against the shareholder defendants as well as the order denying the Trustee’s request to amend the complaint to include constructive fraudulent transfer claims against the shareholder defendants. The Trustee filed his opening brief in early January 2020. The Second Circuit has directed that this appeal be heard in tandem with the appeal of the separate suit pursued by the Trustee against financial advisors Citigroup and Merrill Lynch. The defendants’ brief in the appeal of the Trustee’s fraudulent transfer action was filed on April 27, 2020, and a reply brief was filed by the Trustee on May 18, 2020. Oral argument in front of the Second Circuit occurred on August 24, 2020. The parties now await a ruling.
Potential Exposure
For the Subject Fund, if the plaintiffs obtain further review of the dismissal of the FitzSimons Action or the State Law Constructive Fraudulent Transfer Cases, and the decision to dismiss these cases is ultimately overturned, the potential exposure of the Subject Fund is the value of all shares sold in conjunction with the LBO transaction (i.e., $1,258,340), plus any pre-judgement interest granted by the court. The Subject Fund believes the claims raised in these actions are without merit and intends to vigorously defend against them.
NOTE 14 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 15 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 15 — LIQUIDITY (continued)

The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2020 through December 31, 2020, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 16 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —
Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —
Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 18 — SUBSEQUENT EVENTS
Dividends: Subsequent to May 31, 2021, the following Funds declared dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
Large Cap Value
Class A	$0.0135	July 2, 2021	June 30, 2021
Class C	$0.0023	July 2, 2021	June 30, 2021
Class I	$0.0244	July 2, 2021	June 30, 2021
Class P3	$0.0252	July 2, 2021	June 30, 2021
Class R	$0.0055	July 2, 2021	June 30, 2021
Class R6	$0.0243	July 2, 2021	June 30, 2021
Class W	$0.0213	July 2, 2021	June 30, 2021
U.S. High Dividend Low Volatility
Class A	$0.0549	July 2, 2021	June 30, 2021
Class I	$0.0628	July 2, 2021	June 30, 2021
Class P3	$0.0629	July 2, 2021	June 30, 2021
Class R6	$0.0629	July 2, 2021	June 30, 2021
Line of Credit Renewal: Effective June 14, 2021, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.7%
	Communication Services: 11.7%
3,667 (1)	Alphabet, Inc. – Class A	$8,642,569	0.6
292,529 (1)	Facebook, Inc. – Class A	96,163,058	6.9
352,340 (1)	Snap, Inc.	21,887,361	1.6
52,262 (1)	Spotify Technology SA	12,624,931	0.9
128,784 (1)	Take-Two Interactive Software, Inc.	23,897,159	1.7
		163,215,078	11.7
	Consumer Discretionary: 17.5%
40,513 (1)	Amazon.com, Inc.	130,576,235	9.3
123,573	Darden Restaurants, Inc.	17,699,361	1.3
144,772 (1)	Expedia Group, Inc.	25,617,405	1.8
55,031 (1)	Lululemon Athletica, Inc.	17,782,167	1.3
48,305 (1)	O’Reilly Automotive, Inc.	25,848,972	1.8
217,672	Ross Stores, Inc.	27,511,564	2.0
		245,035,704	17.5
	Consumer Staples: 4.1%
97,973	Constellation Brands, Inc.	23,486,088	1.7
354,401	Philip Morris International, Inc.	34,174,888	2.4
		57,660,976	4.1
	Financials: 1.4%
42,123	MSCI, Inc. – Class A	19,719,040	1.4
	Health Care: 11.7%
93,758	Agilent Technologies, Inc.	12,950,792	0.9
19,117 (1)	Align Technology, Inc.	11,281,898	0.8
314,825 (2)	AstraZeneca PLC ADR	17,872,615	1.3
116,700	Danaher Corp.	29,891,538	2.1
47,135 (1)	DexCom, Inc.	17,411,198	1.2
237,896	Eli Lilly & Co.	47,517,347	3.4
209,141 (1)	Horizon Therapeutics Plc	19,169,864	1.4
26,829 (1)	Veeva Systems, Inc.	7,816,361	0.6
		163,911,613	11.7
	Industrials: 5.8%
107,885	Ametek, Inc.	14,575,263	1.0
9,802 (1)	CoStar Group, Inc.	8,370,908	0.6
220,031	CSX Corp.	22,029,504	1.6
116,238	Eaton Corp. PLC	16,883,570	1.2
81,626	Quanta Services, Inc.	7,783,039	0.6
89,291	Waste Connections, Inc.	10,843,499	0.8
		80,485,783	5.8
	Information Technology: 43.3%
390,285 (1)	Advanced Micro Devices, Inc.	31,254,023	2.2
883,257	Apple, Inc.	110,062,655	7.9
76,624 (1)	Autodesk, Inc.	21,903,737	1.6
81,168	CDW Corp.	13,426,811	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
124,061	Entegris, Inc.	$14,198,781	1.0
40,955 (1)	Five9, Inc.	7,253,130	0.5
111,481	Intuit, Inc.	48,950,192	3.5
38,188	Lam Research Corp.	24,816,472	1.8
376,820	Marvell Technology, Inc.	18,200,406	1.3
17,485	Mastercard, Inc. – Class A	6,304,741	0.5
270,750	Microsoft Corp.	67,600,860	4.8
17,340	Monolithic Power Systems, Inc.	5,949,701	0.4
37,161	Motorola Solutions, Inc.	7,629,525	0.5
44,555	Nvidia Corp.	28,950,948	2.1
56,467 (1)	Paycom Software, Inc.	18,611,523	1.3
179,315 (1)	PayPal Holdings, Inc.	46,625,486	3.3
210,622	Qualcomm, Inc.	28,337,084	2.0
27,496 (1)	RingCentral, Inc.	7,216,875	0.5
29,192 (1)	ServiceNow, Inc.	13,833,505	1.0
26,868 (1)	Twilio, Inc.	9,027,648	0.7
286,823	Visa, Inc. – Class A	65,194,868	4.7
19,477 (1)	Zebra Technologies Corp.	9,681,043	0.7
		605,030,014	43.3
	Materials: 2.0%
51,039	Air Products & Chemicals, Inc.	15,294,347	1.1
119,392	Crown Holdings, Inc.	12,326,030	0.9
		27,620,377	2.0
	Real Estate: 1.2%
58,373	SBA Communications Corp.	17,402,158	1.2
	Total Common Stock
	(Cost $921,561,649)	1,380,080,743	98.7

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.6%
	Repurchase Agreements: 1.3%
4,214,800 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $4,214,805, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $4,299,096, due 06/25/21-04/20/71)	$4,214,800	0.3
2,431,571 (3)	Citadel Securities LLC, Repurchase Agreement dated 05/28/21, 0.04%, due 06/01/21 (Repurchase Amount $2,431,582, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $2,482,629, due 05/31/ 21-05/15/51)	2,431,571	0.2
1,855,858 (3)	Citigroup, Inc., Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,855,860, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-3.500%, Market Value plus accrued interest $1,892,975, due 02/28/23-01/15/59)	1,855,858	0.1
1,068,813 (3)	JVB Financial Group LLC, Repurchase Agreement dated 05/28/21, 0.04%, due 06/01/21 (Repurchase Amount $1,068,818, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-7.000%, Market Value plus accrued interest $1,090,189, due 08/01/21-05/01/51)	1,068,813	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Repurchase Agreements (continued)
1,441,809 (3)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 05/28/21, 0.03%, due 06/01/21 (Repurchase Amount $1,441,814, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.250%-7.500%, Market Value plus accrued interest $1,470,650, due 05/01/24-04/20/71)	$1,441,809	0.1
4,214,830 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $4,214,835, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $4,299,127, due 06/01/21-10/01/52)	4,214,830	0.3
2,881,130 (3)	State of Wisconsin Investment Board, Repurchase Agreement dated 05/28/21, 0.08%, due 06/01/21 (Repurchase Amount $2,881,155, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,942,913, due 07/15/23- 02/15/48)	2,881,130	0.2
	Total Repurchase Agreements
	(Cost $18,108,811)	18,108,811	1.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large-Cap Growth Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Mutual Funds: 1.3%
18,140,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%
	(Cost $18,140,000)	$18,140,000	1.3
	Total Short-Term Investments
	(Cost $36,248,811)	36,248,811	2.6
	Total Investments in Securities (Cost $957,810,460)	$1,416,329,554	101.3
	Liabilities in Excess of Other Assets	(18,795,429)	(1.3)
	Net Assets	$1,397,534,125	100.0
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$1,380,080,743	$—	$—	$1,380,080,743
Short-Term Investments	18,140,000	18,108,811	—	36,248,811
Total Investments, at fair value	$1,398,220,743	$18,108,811	$—	$1,416,329,554

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $965,749,088.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$465,550,457
Gross Unrealized Depreciation	(14,969,991)
Net Unrealized Appreciation	$450,580,466
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 8.9%
107,728	Activision Blizzard, Inc.	$10,476,548	1.4
3,201 (1)	Alphabet, Inc. – Class A	7,544,277	1.0
396,292	AT&T, Inc.	11,662,873	1.5
282,972	Fox Corp. – Class A	10,569,004	1.4
217,678	Interpublic Group of Cos., Inc.	7,333,572	0.9
114,681 (1)	Walt Disney Co.	20,487,761	2.7
		68,074,035	8.9
	Consumer Discretionary: 6.4%
88,223 (1)	Caesars Entertainment, Inc.	9,479,561	1.2
63,811 (1)	Expedia Group, Inc.	11,291,357	1.5
327,845	Gap, Inc.	10,966,415	1.4
42,280	Nike, Inc. – Class B	5,769,529	0.8
119,168 (1)	Royal Caribbean Cruises Ltd.	11,114,799	1.5
		48,621,661	6.4
	Consumer Staples: 8.1%
278,717	Coca-Cola Co.	15,410,263	2.0
36,348	Constellation Brands, Inc.	8,713,343	1.2
230,285	Philip Morris International, Inc.	22,206,382	2.9
105,471	Walmart, Inc.	14,980,046	2.0
		61,310,034	8.1
	Energy: 5.7%
226,025	BP PLC ADR	5,928,636	0.8
103,577	Chevron Corp.	10,750,257	1.4
60,560	Cimarex Energy Co.	4,102,940	0.5
137,121	ConocoPhillips	7,643,124	1.0
80,581	Diamondback Energy, Inc.	6,452,121	0.9
102,452	Valero Energy Corp.	8,237,141	1.1
		43,114,219	5.7
	Financials: 21.4%
200,396	Apollo Global Management, Inc.	11,490,707	1.5
68,620	Assurant, Inc.	11,058,113	1.5
667,865	Bank of America Corp.	28,310,797	3.7
248,449	Bank of New York Mellon Corp.	12,939,224	1.7
90,989	Chubb Ltd.	15,467,220	2.0
251,106	Citigroup, Inc.	19,764,553	2.6
27,908	Goldman Sachs Group, Inc.	10,382,334	1.4
307,494	Synchrony Financial	14,578,291	1.9
259,436	Truist Financial Corp.	16,027,956	2.1
370,009	US Bancorp	22,489,147	3.0
		162,508,342	21.4
	Health Care: 14.3%
92,595	Alcon, Inc.	6,452,020	0.9
3,956 (1)	Biogen, Inc.	1,058,151	0.1
138,144	Bristol-Myers Squibb Co.	9,078,824	1.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
39,573	Cigna Corp.	$10,243,471	1.3
55,406	Eli Lilly & Co.	11,066,794	1.5
121,392	Johnson & Johnson	20,545,596	2.7
24,441	McKesson Corp.	4,702,204	0.6
139,132	Medtronic PLC	17,612,720	2.3
13,784	Thermo Fisher Scientific, Inc.	6,471,588	0.9
21,860	UnitedHealth Group, Inc.	9,004,571	1.2
72,280	Zimmer Biomet Holdings, Inc.	12,166,892	1.6
		108,402,831	14.3
	Industrials: 12.3%
348,286 (1)	Howmet Aerospace, Inc.	12,357,187	1.6
67,284	L3Harris Technologies, Inc.	14,671,949	1.9
482,245	nVent Electric PLC	15,692,252	2.1
29,123	Old Dominion Freight Line	7,730,701	1.0
228,498	Raytheon Technologies Corp.	20,270,058	2.7
72,435	Ryder System, Inc.	5,924,459	0.8
72,245	Timken Co.	6,390,070	0.9
30,321 (1)	United Rentals, Inc.	10,126,001	1.3
		93,162,677	12.3
	Information Technology: 9.3%
96,986	Dolby Laboratories, Inc.	9,460,014	1.2
108,554 (1)	Fiserv, Inc.	12,505,421	1.7
242,007	HP, Inc.	7,073,865	0.9
64,883	Microchip Technology, Inc.	10,183,387	1.3
78,345	Motorola Solutions, Inc.	16,085,012	2.1
46,712	NXP Semiconductor NV – NXPI – US	9,875,851	1.3
44,966	SYNNEX Corp.	5,692,695	0.8
		70,876,245	9.3
	Materials: 4.8%
22,046	Air Products & Chemicals, Inc.	6,606,304	0.9
116,793 (1)	Alcoa Corp.	4,633,178	0.6
200,188	CF Industries Holdings, Inc.	10,643,996	1.4
74,222	Eastman Chemical Co.	9,307,439	1.2
30,552	Reliance Steel & Aluminum Co.	5,134,875	0.7
		36,325,792	4.8
	Real Estate: 4.0%
163,936	American Homes 4 Rent	6,241,044	0.8
41,770	ProLogis, Inc.	4,922,177	0.6
77,934 (1)	Ryman Hospitality Properties	5,838,036	0.8
121,440	Spirit Realty Capital, Inc.	5,739,254	0.8
158,011	UDR, Inc.	7,526,064	1.0
		30,266,575	4.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Large Cap Value Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 4.6%
88,574	Ameren Corp.	$7,457,931	1.0
60,873	Entergy Corp.	6,407,492	0.8
190,635	Exelon Corp.	8,601,451	1.1
73,546	NextEra Energy, Inc.	5,385,038	0.7
117,776	Public Service Enterprise Group, Inc.	7,316,245	1.0
		35,168,157	4.6
	Total Common Stock
	(Cost $580,264,323)	757,830,568	99.8
SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
1,041,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $1,041,000)	1,041,000	0.1

Shares	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS (continued)
	Mutual Funds (continued)
Total Short-Term Investments (Cost $1,041,000)	$1,041,000	0.1
Total Investments in Securities (Cost $581,305,323)	$758,871,568	99.9
Assets in Excess of Other Liabilities	533,399	0.1
Net Assets	$759,404,967	100.0

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$757,830,568	$—	$—	$757,830,568
Short-Term Investments	1,041,000	—	—	1,041,000
Total Investments, at fair value	$758,871,568	$—	$—	$758,871,568

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $594,218,962.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$179,444,505
Gross Unrealized Depreciation	(14,787,227)
Net Unrealized Appreciation	$164,657,278
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.2%
	Communication Services: 5.1%
314,432 (1)	Snap, Inc.	$19,532,516	1.7
88,935 (1)	Spotify Technology SA	21,484,028	1.9
87,111 (1)	Take-Two Interactive Software, Inc.	16,164,317	1.5
		57,180,861	5.1
	Consumer Discretionary: 11.2%
120,052	Darden Restaurants, Inc.	17,195,048	1.5
55,022 (1)	Etsy, Inc.	9,063,774	0.8
132,157 (1)	Expedia Group, Inc.	23,385,181	2.1
74,949 (1)	Lululemon Athletica, Inc.	24,218,271	2.1
49,685 (1)	O’Reilly Automotive, Inc.	26,587,437	2.4
39,872 (1)	Peloton Interactive, Inc.	4,398,280	0.4
172,185	Ross Stores, Inc.	21,762,462	1.9
		126,610,453	11.2
	Consumer Staples: 3.2%
88,244 (1)	Celsius Holdings, Inc.	5,783,512	0.5
68,472	Church & Dwight Co., Inc.	5,870,104	0.5
103,408	Constellation Brands, Inc.	24,788,966	2.2
		36,442,582	3.2
	Financials: 4.0%
19,613	MarketAxess Holdings, Inc.	9,150,249	0.8
51,473	MSCI, Inc. – Class A	24,096,056	2.1
122,189	Progressive Corp.	12,106,486	1.1
		45,352,791	4.0
	Health Care: 21.7%
14,230 (1)	10X Genomics, Inc.	2,561,400	0.2
95,123	Agilent Technologies, Inc.	13,139,340	1.2
42,911 (1)	Align Technology, Inc.	25,323,927	2.2
62,591 (1)	Charles River Laboratories International, Inc.	21,155,132	1.9
45,291 (1)	DexCom, Inc.	16,730,043	1.5
163,679 (1)	Exact Sciences Corp.	18,091,440	1.6
313,543 (1)	Horizon Therapeutics Plc	28,739,351	2.5
95,666 (1)	Nevro Corp.	14,416,866	1.3
78,004 (1)(2)	Novocure Ltd.	15,912,816	1.4
223,129 (1)(2)	Progyny, Inc.	14,289,181	1.3
88,612 (1)	Seagen, Inc.	13,765,874	1.2
136,129 (1)	Tandem Diabetes Care, Inc.	11,624,055	1.0
49,617	Teleflex, Inc.	19,955,461	1.8
42,702 (1)	United Therapeutics Corp.	7,938,302	0.7
75,280 (1)	Veeva Systems, Inc.	21,932,075	1.9
		245,575,263	21.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 12.8%
169,303	Ametek, Inc.	$22,872,835	2.0
27,443 (1)	CoStar Group, Inc.	23,436,322	2.1
82,154	Hubbell, Inc.	15,661,839	1.4
52,393	IDEX Corp.	11,665,825	1.0
327,070	Quanta Services, Inc.	31,186,125	2.8
31,934	Roper Technologies, Inc.	14,370,619	1.3
210,199	Waste Connections, Inc.	25,526,567	2.2
		144,720,132	12.8
	Information Technology: 35.9%
279,577 (1)	Anaplan, Inc.	14,401,011	1.3
49,450 (1)	Autodesk, Inc.	14,135,777	1.2
47,348 (1)	Bill.com Holdings, Inc.	7,051,064	0.6
131,587 (1)	Cadence Design Systems, Inc.	16,710,233	1.5
147,852	CDW Corp.	24,457,678	2.2
122,377 (1)	DocuSign, Inc.	24,673,651	2.2
283,580 (1)	Dynatrace, Inc.	14,672,429	1.3
242,167	Entegris, Inc.	27,716,013	2.4
26,807 (1)	EPAM Systems, Inc.	12,803,023	1.1
42,276 (1)	Fair Isaac Corp.	21,394,193	1.9
146,148 (1)	Five9, Inc.	25,882,811	2.3
100,582 (1)	Keysight Technologies, Inc.	14,320,865	1.3
41,067	Lam Research Corp.	26,687,390	2.3
437,269	Marvell Technology, Inc.	21,120,093	1.9
41,840	Monolithic Power Systems, Inc.	14,356,141	1.3
54,747	Motorola Solutions, Inc.	11,240,107	1.0
132,491 (1)	Paylocity Holding Corp.	22,500,946	2.0
72,074 (1)	RingCentral, Inc.	18,917,263	1.7
95,508 (1)	Twilio, Inc.	32,090,688	2.8
36,242 (1)	Zebra Technologies Corp.	18,014,086	1.6
165,052 (1)	Zendesk, Inc.	22,556,006	2.0
		405,701,468	35.9
	Materials: 3.2%
62,702	Avery Dennison Corp.	13,827,672	1.2
82,868 (1)	Berry Global Group, Inc.	5,652,426	0.5
157,745	Crown Holdings, Inc.	16,285,594	1.5
		35,765,692	3.2
	Real Estate: 1.1%
182,206	Equity Lifestyle Properties, Inc.	12,911,117	1.1
	Total Common Stock (Cost $855,714,186)	1,110,260,359	98.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.3%
	Repurchase Agreements: 0.4%
1,000,000 (3)	Citigroup, Inc., Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 3.500%, Market Value plus accrued interest $1,020,000, due 02/28/ 23-01/15/59)	$1,000,000	0.1
1,000,000 (3)	Daiwa Capital Markets, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.000%, Market Value plus accrued interest $1,019,973, due 03/01/22-06/01/51)	1,000,000	0.1
963,068 (3)	Deutsche Bank Securities Inc., Repurchase Agreement dated 05/28/21, 0.00%, due 06/01/21 (Repurchase Amount $963,068, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $982,329, due 10/01/29-05/01/58)	963,068	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/28/ 21, 0.01%, due 06/01/21 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,020,000, due 06/01/21-10/01/52)	$1,000,000	0.1
	Total Repurchase Agreements (Cost $3,963,068)	3,963,068	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
21,623,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $21,623,000)	21,623,000	1.9
	Total Short-Term Investments (Cost $25,586,068)	25,586,068	2.3
	Total Investments in Securities (Cost $881,300,254)	$1,135,846,427	100.5
	Liabilities in Excess of Other Assets	(6,184,641)	(0.5)
	Net Assets	$1,129,661,786	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya MidCap Opportunities Fund	as of May 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$1,110,260,359	$—	$—	$1,110,260,359
Short-Term Investments	21,623,000	3,963,068	—	25,586,068
Total Investments, at fair value	$1,131,883,359	$3,963,068	$—	$1,135,846,427

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $886,025,606.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$269,096,383
Gross Unrealized Depreciation	(19,275,561)
Net Unrealized Appreciation	$249,820,822

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 2.2%
1,676 (1)	Altice USA, Inc.	$60,436	0.0
7,300 (1)	AMC Networks, Inc.	391,864	0.1
30	Cable One, Inc.	54,467	0.0
1,066 (1)	IAC/InterActiveCorp	169,995	0.1
5,098	Interpublic Group of Cos., Inc.	171,752	0.1
27,086 (1)	Liberty Media Corp.- Liberty Formula One C Tracking Stock	1,209,390	0.4
62,800	Lumen Technologies, Inc.	869,152	0.3
1,198 (1)	Match Group, Inc.	171,769	0.1
1,735	New York Times Co.	74,293	0.0
4,000	Nexstar Media Group, Inc.	607,640	0.2
1,437	Omnicom Group	118,179	0.1
603 (1)	Spotify Technology SA	145,667	0.1
1,236 (1)	Take-Two Interactive Software, Inc.	229,352	0.1
39,300	TEGNA, Inc.	762,027	0.3
1,274 (1)	Twitter, Inc.	73,892	0.0
19,600	ViacomCBS, Inc. – Class B	831,432	0.3
1,730 (1)	Vimeo, Inc.	72,660	0.0
		6,013,967	2.2
	Consumer Discretionary: 12.6%
637	Advance Auto Parts, Inc.	120,858	0.0
39,900 (1)	American Axle & Manufacturing Holdings, Inc.	446,880	0.2
729 (1)	Aptiv PLC	109,656	0.0
180 (1)	Autozone, Inc.	253,188	0.1
12,347	Best Buy Co., Inc.	1,435,215	0.5
7,100	Big Lots, Inc.	432,674	0.2
13,996	BorgWarner, Inc.	717,855	0.3
5,700	Brunswick Corp.	582,711	0.2
21,306	Carter’s, Inc.	2,178,325	0.8
102 (1)	Chipotle Mexican Grill, Inc.	139,942	0.1
7,600	Cooper Tire & Rubber Co.	451,288	0.2
7,100	Dick’s Sporting Goods, Inc.	692,463	0.3
572 (1)	Dollar Tree, Inc.	55,770	0.0
471	Domino’s Pizza, Inc.	201,056	0.1
5,245	D.R. Horton, Inc.	499,796	0.2
24,100	eBay, Inc.	1,467,208	0.5
707 (1)	Expedia Group, Inc.	125,104	0.0
13,100	Foot Locker, Inc.	829,099	0.3
26,033 (1)	Ford Motor Co.	378,260	0.1
1,926	Garmin Ltd.	273,954	0.1
3,703	Gentex Corp.	131,457	0.1
880	Genuine Parts Co.	115,386	0.0
23,500 (1)	Goodyear Tire & Rubber Co.	466,005	0.2
36,600	H&R Block, Inc.	908,412	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
38,100	Hanesbrands, Inc.	$744,474	0.3
19,300	Harley-Davidson, Inc.	935,471	0.3
842 (1)	Hilton Worldwide Holdings, Inc.	105,477	0.0
3,128	Lear Corp.	604,830	0.2
11,251	Lennar Corp. – Class A	1,113,962	0.4
1,769 (1)	LKQ Corp.	90,148	0.0
601 (1)	Lululemon Athletica, Inc.	194,201	0.1
18,000 (1)	Macy’s, Inc.	329,040	0.1
8,500 (1)	Meritage Homes Corp.	915,195	0.3
29,550 (1)	Modine Manufacturing Co.	519,785	0.2
9,697 (1)	Mohawk Industries, Inc.	2,042,964	0.7
2,847	Newell Brands, Inc.	81,680	0.0
43 (1)	NVR, Inc.	210,151	0.1
9,100 (1)	ODP Corp./The	398,034	0.1
494 (1)	O’Reilly Automotive, Inc.	264,349	0.1
8,500	Penske Auto Group, Inc.	727,515	0.3
18,800 (1)	Perdoceo Education Corp.	229,172	0.1
408	Pool Corp.	178,112	0.1
18,298	Pulte Group, Inc.	1,057,441	0.4
20,646 (1)	PVH Corp.	2,370,574	0.9
9,300	Rent-A-Center, Inc.	574,833	0.2
31,380	Ross Stores, Inc.	3,966,118	1.4
1,188	Service Corp. International	62,988	0.0
5,000 (1)	Sleep Number Corp.	557,450	0.2
13,100	Toll Brothers, Inc.	854,644	0.3
1,717	Tractor Supply Co.	311,979	0.1
8,399	Whirlpool Corp.	1,991,319	0.7
516	Williams-Sonoma, Inc.	87,483	0.0
2,988	Yum China Holdings, Inc.	202,108	0.1
7,700 (1)	Zumiez, Inc.	337,414	0.1
		35,071,473	12.6
	Consumer Staples: 3.9%
1,367	Brown-Forman Corp. – Class B	109,852	0.0
2,000	Campbell Soup Co.	97,340	0.0
416	Casey’s General Stores, Inc.	91,869	0.0
9,766 (1)	Central Garden & Pet Co. – Class A – CENTA	492,695	0.2
2,611	Church & Dwight Co., Inc.	223,841	0.1
2,603	Clorox Co.	460,028	0.2
22,833	Conagra Brands, Inc.	869,937	0.3
11,800	Edgewell Personal Care Co.	535,484	0.2
1,455	Hershey Co.	251,788	0.1
4,023	Hormel Foods Corp.	195,276	0.1
7,500	Ingredion, Inc.	711,975	0.3
8,134	JM Smucker Co.	1,084,181	0.4

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
1,894	Kellogg Co.	$124,038	0.0
54,079	Kroger Co.	1,999,841	0.7
1,661	McCormick & Co., Inc.	147,929	0.0
12,100 (1)	Molson Coors Beverage Co.	705,672	0.3
19,500	SpartanNash Co.	408,915	0.1
5,600	Spectrum Brands Holdings, Inc.	497,784	0.2
26,800 (1)	Sprouts Farmers Market, Inc.	712,880	0.3
13,991	Tyson Foods, Inc.	1,112,285	0.4
		10,833,610	3.9
	Energy: 0.8%
6,902	Cabot Oil & Gas Corp.	113,193	0.0
9,900	HollyFrontier Corp.	321,453	0.1
13,378	Marathon Petroleum Corp.	826,760	0.3
46,100 (1)	National Energy Services Reunited Corp.	591,463	0.2
4,900	Valero Energy Corp.	393,960	0.2
		2,246,829	0.8
	Financials: 18.0%
17,500	Aflac, Inc.	991,900	0.4
11,900	Allstate Corp.	1,625,659	0.6
12,100	Ally Financial, Inc.	661,991	0.2
4,200	American Financial Group, Inc.	558,852	0.2
8,259	Ameriprise Financial, Inc.	2,146,018	0.8
49,800	Annaly Capital Management, Inc.	461,646	0.2
1,867	Apollo Global Management, Inc.	107,054	0.0
3,086 (1)	Arch Capital Group Ltd.	123,100	0.0
1,853	Arthur J. Gallagher & Co.	271,668	0.1
25,600	Associated Banc-Corp.	588,544	0.2
503	Assured Guaranty Ltd.	23,958	0.0
47,426	Bank of NT Butterfield & Son Ltd.	1,808,828	0.6
2,611	Brown & Brown, Inc.	137,130	0.0
1,549	Cincinnati Financial Corp.	188,529	0.1
27,647	CIT Group, Inc.	1,464,738	0.5
30,700	Citizens Financial Group, Inc.	1,531,930	0.6
38,900	CNO Financial Group, Inc.	1,033,184	0.4
6,122	Discover Financial Services	717,866	0.3
49,197	East West Bancorp, Inc.	3,678,952	1.3
447	Erie Indemnity Co.	89,905	0.0
6,200	Essent Group Ltd.	296,608	0.1
809	Evercore, Inc.	118,001	0.0
1,261	Everest Re Group Ltd.	327,810	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
514	Factset Research Systems, Inc.	$171,861	0.1
3,600	Federal Agricultural Mortgage Corp.	365,256	0.1
37,674	Fidelity National Financial, Inc.	1,770,301	0.6
18,500	Fifth Third Bancorp	779,590	0.3
12,803	First American Financial Corp.	823,361	0.3
16,586	First Republic Bank	3,175,224	1.1
31,300 (1)	Genworth Financial, Inc.	131,460	0.0
660	Globe Life, Inc.	69,577	0.0
6,800	Hanover Insurance Group, Inc.	948,532	0.3
17,361	Hartford Financial Services Group, Inc.	1,134,541	0.4
14,700	HomeStreet, Inc.	661,794	0.2
24,700	Jefferies Financial Group, Inc.	793,611	0.3
46,700	Keycorp	1,075,968	0.4
6,800	Lincoln National Corp.	474,572	0.2
612	LPL Financial Holdings, Inc.	90,503	0.0
153 (1)	Markel Corp.	187,500	0.1
357	MarketAxess Holdings, Inc.	166,555	0.1
32,800	MGIC Investment Corp.	482,816	0.2
281	Morningstar, Inc.	66,313	0.0
1,065	MSCI, Inc. – Class A	498,558	0.2
1,244	Nasdaq, Inc.	208,320	0.1
27,100	Navient Corp.	495,117	0.2
26,763	Old Republic International Corp.	702,796	0.3
52,500	Prospect Capital Corp.	445,725	0.2
914	Prudential Financial, Inc.	97,771	0.0
864	Raymond James Financial, Inc.	114,558	0.0
58,700	Regions Financial Corp.	1,374,167	0.5
2,300	Reinsurance Group of America, Inc.	289,869	0.1
418	RenaissanceRe Holdings Ltd.	64,422	0.0
34,929	SEI Investments Co.	2,215,896	0.8
12,500	Simmons First National Corp.	381,250	0.1
16,800	Sixth Street Specialty Lending, Inc.	374,976	0.1
200,564	SLM Corp.	4,061,421	1.5
14,798	State Street Corp.	1,287,130	0.5
171 (1)	SVB Financial Group	99,674	0.0
3,417	Synchrony Financial	162,000	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
3,649	T. Rowe Price Group, Inc.	$698,236	0.3
17,500	Unum Group	541,975	0.2
7,000	Veritex Holdings, Inc.	245,910	0.1
26,100 (2)	Victory Capital Holdings, Inc.	783,522	0.3
62,841	Virtu Financial, Inc.	1,913,508	0.7
598	Willis Towers Watson PLC	156,293	0.1
925	WR Berkley Corp.	72,141	0.0
9,400	Zions Bancorp NA	544,072	0.2
		50,152,513	18.0
	Health Care: 10.1%
303 (1)	Abiomed, Inc.	86,228	0.0
36,822	Agilent Technologies, Inc.	5,086,223	1.8
11,371 (1)	Alexion Pharmaceuticals, Inc.	2,007,550	0.7
346 (1)	Align Technology, Inc.	204,192	0.1
1,269	AmerisourceBergen Corp.	145,605	0.1
12,354	Becton Dickinson & Co.	2,988,309	1.1
588 (1)	Bio-Rad Laboratories, Inc.	354,194	0.1
343	Bio-Techne Corp.	141,944	0.1
11,271	Cardinal Health, Inc.	631,965	0.2
3,159	Cerner Corp.	247,192	0.1
327 (1)	Charles River Laboratories International, Inc.	110,523	0.0
173	Chemed Corp.	85,002	0.0
300	Cooper Cos., Inc.	118,035	0.0
10,546 (1)	DaVita, Inc.	1,266,258	0.5
824	Encompass Health Corp.	70,691	0.0
2,700	HCA Healthcare, Inc.	579,933	0.2
2,366 (1)	Henry Schein, Inc.	179,911	0.1
3,527 (1)	Hologic, Inc.	222,413	0.1
838 (1)	Idexx Laboratories, Inc.	467,696	0.2
689 (1)	IQVIA Holdings, Inc.	165,470	0.1
5,342 (1)	Jazz Pharmaceuticals PLC	951,570	0.3
18,330 (1)	Laboratory Corp. of America Holdings	5,031,218	1.8
6,500 (1)	Lannett Co., Inc.	27,950	0.0
544 (1)	Masimo Corp.	117,286	0.0
12,060	McKesson Corp.	2,320,223	0.8
309 (1)	Mettler Toledo International, Inc.	401,993	0.2
411 (1)	Molina Healthcare, Inc.	103,309	0.0
584	PerkinElmer, Inc.	84,721	0.0
6,600	Perrigo Co. PLC	304,524	0.1
1,769	Quest Diagnostics, Inc.	232,924	0.1
1,649	Resmed, Inc.	339,447	0.1
12,300	Select Medical Holdings Corp.	492,861	0.2
991	STERIS Public Ltd. Co.	189,142	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
158	Teleflex, Inc.	$63,546	0.0
3,100 (1)	United Therapeutics Corp.	576,290	0.2
4,117	Universal Health Services, Inc.	657,197	0.2
1,004 (1)	Veeva Systems, Inc.	292,505	0.1
15,100	Viatris, Inc.	230,124	0.1
537 (1)	Waters Corp.	173,048	0.1
1,009	West Pharmaceutical Services, Inc.	350,638	0.1
748	Zimmer Biomet Holdings, Inc.	125,911	0.1
		28,225,761	10.1
	Industrials: 17.6%
51,500	ACCO Brands Corp.	469,165	0.2
853	AGCO Corp.	118,030	0.0
69,399	Air Lease Corp.	3,265,917	1.2
572	Allegion Public Ltd.	80,355	0.0
19,700	Allison Transmission Holdings, Inc.	833,507	0.3
9,000 (1)	American Airlines Group, Inc.	218,160	0.1
1,763	Ametek, Inc.	238,181	0.1
2,590	AO Smith Corp.	184,071	0.1
15,700	Apogee Enterprises, Inc.	596,757	0.2
6,300 (1)	Atkore, Inc.	486,360	0.2
11,800	Boise Cascade Co.	778,682	0.3
1,571	Booz Allen Hamilton Holding Corp.	133,425	0.1
234 (1)	CACI International, Inc.	59,661	0.0
495	Carlisle Cos., Inc.	95,198	0.0
9,866	Carrier Global Corp.	453,145	0.2
1,947	CH Robinson Worldwide, Inc.	188,898	0.1
918	Cintas Corp.	324,550	0.1
2,217 (1)	Copart, Inc.	286,015	0.1
363 (1)	CoStar Group, Inc.	310,002	0.1
7,932	Cummins, Inc.	2,040,745	0.7
2,400	Curtiss-Wright Corp.	300,768	0.1
1,792 (1)	Delta Air Lines, Inc.	85,443	0.0
1,109	Dover Corp.	166,904	0.1
31,200	EMCOR Group, Inc.	3,934,632	1.4
3,246	Expeditors International Washington, Inc.	407,990	0.1
7,862	Fastenal Co.	417,000	0.2
1,281	Fortive Corp.	92,898	0.0
1,430	Fortune Brands Home & Security, Inc.	147,519	0.1
509 (1)	Generac Holdings, Inc.	167,318	0.1
2,489	Graco, Inc.	188,467	0.1

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
10,300 (1)	Hawaiian Holdings, Inc.	$265,740	0.1
519	Heico Corp. – Class A – HEI.A	68,747	0.0
40,229 (1)	Hexcel Corp.	2,392,016	0.9
14,900	Hillenbrand, Inc.	679,440	0.2
613	Hubbell, Inc.	116,862	0.0
4,800	Huntington Ingalls Industries, Inc.	1,037,808	0.4
2,968	IDEX Corp.	660,855	0.2
1,918	IHS Markit Ltd.	201,985	0.1
34,300	Interface, Inc.	560,462	0.2
33,335	Jacobs Engineering Group, Inc.	4,736,237	1.7
1,680	JB Hunt Transport Services, Inc.	288,187	0.1
18,300 (1)	JetBlue Airways Corp.	367,830	0.1
6,323	Johnson Controls International plc	420,732	0.2
933	Kansas City Southern	277,735	0.1
2,353	Knight-Swift Transportation Holdings, Inc.	112,309	0.0
775	Landstar System, Inc.	132,137	0.1
1,665	Leidos Holdings, Inc.	171,079	0.1
321	Lennox International, Inc.	112,327	0.0
811	Lincoln Electric Holdings, Inc.	104,278	0.0
9,400	Manpowergroup, Inc.	1,137,306	0.4
3,604	Masco Corp.	217,357	0.1
12,400 (1)	Meritor, Inc.	322,400	0.1
7,500	Moog, Inc.	676,500	0.2
916	MSC Industrial Direct Co.	86,470	0.0
401	Nordson Corp.	88,898	0.0
1,561	Old Dominion Freight Line	414,367	0.2
7,100	Oshkosh Corp.	933,224	0.3
3,595	Otis Worldwide Corp.	281,596	0.1
11,300	Owens Corning, Inc.	1,205,145	0.4
5,710	Paccar, Inc.	522,808	0.2
444	Parker Hannifin Corp.	136,819	0.1
1,279	Pentair PLC	88,213	0.0
12,900	Primoris Services Corp.	410,091	0.1
2,223	Quanta Services, Inc.	211,963	0.1
656	Regal Beloit Corp.	93,303	0.0
2,534	Republic Services, Inc.	276,662	0.1
1,430	Robert Half International, Inc.	126,970	0.0
665	Rockwell Automation, Inc.	175,374	0.1
1,801	Rollins, Inc.	61,396	0.0
4,667	Roper Technologies, Inc.	2,100,197	0.8
14,800	Rush Enterprises, Inc. – Class A	707,440	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
892	Science Applications International Corp.	$80,155	0.0
4,900 (1)	Skywest, Inc.	240,247	0.1
5,953	Snap-On, Inc.	1,515,753	0.5
6,049 (1)	Southwest Airlines Co.	371,772	0.1
1,121	Stanley Black & Decker, Inc.	243,033	0.1
182 (1)	Teledyne Technologies, Inc.	76,344	0.0
7,344	Textron, Inc.	502,844	0.2
7,700	Timken Co.	681,065	0.2
3,884	Trane Technologies PLC	723,978	0.3
101 (1)	TransDigm Group, Inc.	65,533	0.0
845	TransUnion	90,415	0.0
13,600	Triton International Ltd.	737,800	0.3
8,100 (1)	United Airlines Holdings, Inc.	472,635	0.2
2,727 (1)	United Rentals, Inc.	910,709	0.3
12,851	Universal Logistics Holdings, Inc.	321,275	0.1
1,165	Verisk Analytics, Inc.	201,347	0.1
23,600	Wabash National Corp.	376,420	0.1
573	Watsco, Inc.	166,972	0.1
10,291	Westinghouse Air Brake Technologies Corp.	851,683	0.3
651	WW Grainger, Inc.	300,866	0.1
1,629	Xylem, Inc.	192,417	0.1
		49,174,291	17.6
	Information Technology: 13.9%
988 (1)	Akamai Technologies, Inc.	112,839	0.0
12,662	Amdocs Ltd.	988,902	0.4
41,700	Amkor Technology, Inc.	879,870	0.3
4,933	Amphenol Corp.	331,793	0.1
664 (1)	ANSYS, Inc.	224,392	0.1
484 (1)	Arista Networks, Inc.	164,260	0.1
11,514 (1)	Arrow Electronics, Inc.	1,385,480	0.5
462 (1)	Aspen Technology, Inc.	63,049	0.0
11,517 (1)	Black Knight, Inc.	845,233	0.3
1,668	Broadridge Financial Solutions, Inc. ADR	266,013	0.1
4,120 (1)	Cadence Design Systems, Inc.	523,199	0.2
1,258	CDW Corp.	208,098	0.1
1,651	Citrix Systems, Inc.	189,799	0.1
1,061	Cognex Corp.	84,233	0.0
2,900 (1)	Concentrix Corp.	442,888	0.2
8,693	Corning, Inc.	379,275	0.1
811	Dolby Laboratories, Inc.	79,105	0.0
19,700 (1)	DXC Technology Co.	747,024	0.3

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
6,000	Ebix, Inc.	$164,400	0.1
914	Entegris, Inc.	104,607	0.0
585 (1)	EPAM Systems, Inc.	279,396	0.1
30,860 (1)	Euronet Worldwide, Inc.	4,617,890	1.7
3,376 (1)	F5 Networks, Inc.	626,012	0.2
201 (1)	Fair Isaac Corp.	101,718	0.0
235 (1)	FleetCor Technologies, Inc.	64,493	0.0
781 (1)	Fortinet, Inc.	170,680	0.1
75,195	Genpact Ltd.	3,439,419	1.2
38,400	Hewlett Packard Enterprise Co.	612,864	0.2
69,508	HP, Inc.	2,031,719	0.7
5,600 (1)	j2 Global, Inc.	697,368	0.3
16,000	Jabil, Inc.	903,200	0.3
826	Jack Henry & Associates, Inc.	127,328	0.0
31,700	Juniper Networks, Inc.	834,661	0.3
27,132 (1)	Keysight Technologies, Inc.	3,863,054	1.4
2,056	KLA Corp.	651,526	0.2
4,120	Marvell Technology, Inc.	198,996	0.1
3,490	Maxim Integrated Products	356,015	0.1
11,700	Methode Electronics, Inc.	566,046	0.2
842	Microchip Technology, Inc.	132,152	0.0
409	Monolithic Power Systems, Inc.	140,336	0.1
1,189	Motorola Solutions, Inc.	244,114	0.1
1,741	NetApp, Inc.	134,701	0.0
16,100 (1)	Netgear, Inc.	625,968	0.2
10,698	NortonLifeLock, Inc.	295,907	0.1
1,937 (1)	Nuance Communications, Inc.	102,467	0.0
375 (1)	Palo Alto Networks, Inc.	136,219	0.1
3,713	Paychex, Inc.	375,533	0.1
218 (1)	Paycom Software, Inc.	71,853	0.0
2,764 (1)	Qorvo, Inc.	505,038	0.2
18,000 (1)	Sanmina Corp.	757,980	0.3
12,500	Seagate Technology Holdings PLC	1,196,875	0.4
1,573	Skyworks Solutions, Inc.	267,410	0.1
1,292	SS&C Technologies Holdings, Inc.	95,440	0.0
5,508	SYNNEX Corp.	697,313	0.3
2,199 (1)	Synopsys, Inc.	559,294	0.2
1,796	Teradyne, Inc.	237,701	0.1
1,604 (1)	Trimble, Inc.	124,775	0.0
368 (1)	Tyler Technologies, Inc.	148,363	0.1
885 (1)	VeriSign, Inc.	194,629	0.1
1,697 (1)	Vontier Corp.	59,531	0.0
23,305	Western Union Co.	570,273	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
30,700	Xerox Holdings Corp.	$719,915	0.3
15,163	Xilinx, Inc.	1,925,701	0.7
398 (1)	Zebra Technologies Corp.	197,826	0.1
		38,844,158	13.9
	Materials: 6.3%
13,018	Albemarle Corp.	2,175,047	0.8
16,736	Amcor PLC	197,485	0.1
672	Aptargroup, Inc.	98,992	0.0
656	Avery Dennison Corp.	144,668	0.1
3,673	Ball Corp.	301,774	0.1
15,987 (1)	Berry Global Group, Inc.	1,090,473	0.4
13,400	Cabot Corp.	851,972	0.3
7,806	Celanese Corp. – Series A	1,291,503	0.5
14,000	Chemours Co.	503,020	0.2
3,892	Corteva, Inc.	177,086	0.1
5,946	Crown Holdings, Inc.	613,865	0.2
5,604	Eastman Chemical Co.	702,742	0.3
780	FMC Corp.	91,018	0.0
16,400	Graphic Packaging Holding Co.	289,952	0.1
15,600	Huntsman Corp.	442,728	0.2
5,900 (1)	Ingevity Corp.	485,629	0.2
568	International Flavors & Fragrances, Inc.	80,469	0.0
15,492	International Paper Co.	977,545	0.4
9,324	LyondellBasell Industries NV – Class A	1,050,069	0.4
305	Martin Marietta Materials, Inc.	110,913	0.0
3,646	Nucor Corp.	373,861	0.1
17,900 (1)	O-I Glass, Inc.	329,897	0.1
1,535	Packaging Corp. of America	228,178	0.1
1,913	PPG Industries, Inc.	343,804	0.1
9,015	Reliance Steel & Aluminum Co.	1,515,151	0.5
1,204	RPM International, Inc.	112,610	0.0
9,500	Schweitzer-Mauduit International, Inc.	388,645	0.1
982	Scotts Miracle-Gro Co.	213,457	0.1
18,900	Silgan Holdings, Inc.	796,257	0.3
13,815	Steel Dynamics, Inc.	862,471	0.3
16,200	Valvoline, Inc.	534,600	0.2
617	Vulcan Materials Co.	113,108	0.0
1,524	WestRock Co.	88,880	0.0
		17,577,869	6.3

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 9.5%
15,658	Alexandria Real Estate Equities, Inc.	$2,791,195	1.0
4,990 (1)	Ashford Hospitality Trust, Inc.	20,210	0.0
500	AvalonBay Communities, Inc.	103,470	0.0
24,200	Brandywine Realty Trust	340,252	0.1
15,900	Brixmor Property Group, Inc.	361,089	0.1
62,172 (1)	CBRE Group, Inc.	5,457,458	2.0
18,700	Diversified Healthcare Trust	67,881	0.0
3,024	Duke Realty Corp.	140,495	0.1
4,492	Equinix, Inc.	3,309,346	1.2
1,345	Equity Residential	104,170	0.0
966	Extra Space Storage, Inc.	144,716	0.1
76,634	Franklin Street Properties Corp.	393,899	0.2
13,500	Gaming and Leisure Properties, Inc.	625,860	0.2
18,800 (1)	Host Hotels & Resorts, Inc.	322,796	0.1
12,500	Industrial Logistics Properties Trust	313,250	0.1
21,700	Iron Mountain, Inc.	944,818	0.3
27,300	Kite Realty Group Trust	578,760	0.2
24,934	Mid-America Apartment Communities, Inc.	4,006,894	1.4
6,900	Office Properties Income Trust	201,687	0.1
25,800	Omega Healthcare Investors, Inc.	944,796	0.3
29,400	Paramount Group, Inc.	322,812	0.1
16,600	Piedmont Office Realty Trust, Inc.	306,934	0.1
16,600	Preferred Apartment Communities, Inc.	162,846	0.1
62	Retail Value, Inc.	1,089	0.0
17,700	RLJ Lodging Trust	272,049	0.1
40,900	Sabra Healthcare REIT, Inc.	714,523	0.3
6,516	SBA Communications Corp.	1,942,550	0.7
14,200	Service Properties Trust	178,352	0.1
21,500	SITE Centers Corp.	321,855	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
14,300	Uniti Group, Inc.	$155,298	0.1
17,900	VEREIT, Inc.	851,503	0.3
		26,402,853	9.5
	Utilities: 3.1%
5,485	AES Corp.	139,374	0.1
1,351	Alliant Energy Corp.	77,210	0.0
2,488	Ameren Corp.	209,490	0.1
1,510	American Water Works Co., Inc.	234,080	0.1
611	Atmos Energy Corp.	60,593	0.0
2,204	CMS Energy Corp.	138,279	0.0
2,302	Consolidated Edison, Inc.	177,806	0.1
1,487	DTE Energy Co.	205,191	0.1
3,600	Edison International	201,132	0.1
1,591	Entergy Corp.	167,469	0.1
2,009	Evergy, Inc.	124,538	0.0
2,214	Eversource Energy	179,755	0.1
8,900	Exelon Corp.	401,568	0.1
15,300	FirstEnergy Corp.	580,023	0.2
33,200	MDU Resources Group, Inc.	1,117,512	0.4
12,300	National Fuel Gas Co.	638,247	0.2
3,018	NiSource, Inc.	76,959	0.0
14,100	NRG Energy, Inc.	453,315	0.2
795	Pinnacle West Capital Corp.	67,241	0.0
47,213	PPL Corp.	1,374,370	0.5
5,388	Public Service Enterprise Group, Inc.	334,703	0.1
65,646	Vistra Corp.	1,061,496	0.4
2,585	WEC Energy Group, Inc.	242,757	0.1
5,221	Xcel Energy, Inc.	370,064	0.1
		8,633,172	3.1
	Total Common Stock (Cost $217,483,719)	273,176,496	98.0
EXCHANGE-TRADED FUNDS: 0.0%
1,106	iShares Russell Midcap Index Fund	86,633	0.0
	Total Exchange-Traded Funds (Cost $86,389)	86,633	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager Mid Cap	PORTFOLIO OF INVESTMENTS
Value Fund	as of May 31, 2021 (continued)

Shares	Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
Total Long-Term Investments (Cost $217,570,108)	$273,263,129	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 0.1%
150,031 (3)	Credit Suisse AG (New York), Repurchase Agreement dated 05/28/21, 0.00%, due 06/01/21 (Repurchase Amount $150,031, collateralized by various U.S. Government Securities, 0.000%-3.875%, Market Value plus accrued interest $153,032, due 06/29/21-02/15/41) (Cost $150,031)	150,031	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
4,836,532 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%
	(Cost $4,836,532)	$4,836,532	1.7
	Total Short-Term Investments (Cost $4,986,563)	4,986,563	1.8
	Total Investments in Securities (Cost $222,556,671)	$278,249,692	99.8
	Assets in Excess of Other Liabilities	425,477	0.2
	Net Assets	$278,675,169	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$273,176,496	$—	$—	$273,176,496
Exchange-Traded Funds	86,633	—	—	86,633
Short-Term Investments	4,836,532	150,031	—	4,986,563
Total Investments, at fair value	$278,099,661	$150,031	$—	$278,249,692

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $223,565,865.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$61,041,446
Gross Unrealized Depreciation	(6,357,619)
Net Unrealized Appreciation	$54,683,827
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.0%
	Communication Services: 0.7%
26,725 (1)	Magnite, Inc.	$793,732	0.3
45,960 (1)	QuinStreet, Inc.	832,336	0.4
		1,626,068	0.7
	Consumer Discretionary: 16.0%
79,150 (1)	Academy Sports & Outdoors, Inc.	2,891,350	1.3
40,201 (1)	Boyd Gaming Corp.	2,588,542	1.2
9,622 (1)	Caesars Entertainment, Inc.	1,033,884	0.5
30,914 (1)	Capri Holdings Ltd.	1,753,133	0.8
11,047 (1)	CROCS, Inc.	1,118,398	0.5
7,378 (1)	Deckers Outdoor Corp.	2,474,876	1.1
31,572 (1)(2)	Fisker, Inc.	418,645	0.2
24,252 (1)	GrowGeneration Corp.	1,077,031	0.5
24,248	Kontoor Brands, Inc.	1,552,357	0.7
15,650	LCI Industries	2,332,633	1.0
96,827 (1)	Leslie’s, Inc.	2,823,475	1.3
5,165	Lithia Motors, Inc.	1,818,028	0.8
25,873 (1)	Malibu Boats, Inc.	2,028,961	0.9
11,798 (1)	Marriott Vacations Worldwide Corp.	2,032,677	0.9
18,147 (1)	National Vision Holdings, Inc.	901,361	0.4
59,616 (1)	RealReal, Inc./The	1,041,492	0.5
1,700 (1)	RH	1,089,785	0.5
59,825 (1)	Sonos, Inc.	2,213,525	1.0
40,583 (1)	Stoneridge, Inc.	1,235,347	0.5
15,418	Texas Roadhouse, Inc.	1,552,747	0.7
22,263	Winnebago Industries	1,646,571	0.7
		35,624,818	16.0
	Consumer Staples: 0.8%
35,377 (1)	Performance Food Group Co.	1,773,449	0.8

	Energy: 0.5%
17,454 (1)	Renewable Energy Group, Inc.	1,065,916	0.5

	Financials: 7.4%
47,483	BankUnited, Inc.	2,269,213	1.0
38,465	Cowen, Inc.	1,512,828	0.7
25,880	First Foundation, Inc.	649,588	0.3
25,097 (1)	Green Dot Corp.	1,018,687	0.5
16,841 (1)	Palomar Holdings, Inc.	1,229,393	0.5
28,280	PJT Partners, Inc.	2,059,350	0.9
10,986	Primerica, Inc.	1,782,039	0.8
47,128	PROG Holdings, Inc.	2,484,588	1.1
5,316	Signature Bank	1,327,671	0.6
22,191	Western Alliance Bancorp.	2,219,322	1.0
		16,552,679	7.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 25.5%
19,774 (1)	Addus HomeCare Corp.	$1,901,666	0.8
52,968 (1)	Aerie Pharmaceuticals, Inc.	862,849	0.4
47,792 (1)	Akouos, Inc.	624,163	0.3
90,384 (1)	Amicus Therapeutics, Inc.	836,956	0.4
32,878 (1)	Applied Therapeutics, Inc.	632,244	0.3
118,507 (1)	Ardelyx, Inc.	847,325	0.4
11,381 (1)	Arena Pharmaceuticals, Inc.	695,493	0.3
28,591 (1)	Arrowhead Pharmaceuticals, Inc.	2,075,707	0.9
57,443 (1)	AxoGen, Inc.	1,166,093	0.5
12,692 (1)	Axonics, Inc.	732,201	0.3
21,272 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	1,850,664	0.8
13,970 (1)	Blueprint Medicines Corp.	1,276,159	0.6
34,441 (1)	CryoPort, Inc.	1,925,941	0.9
41,528 (1)	Dicerna Pharmaceuticals, Inc.	1,353,813	0.6
24,484	Encompass Health Corp.	2,100,482	0.9
79,694 (1)	Epizyme, Inc.	655,882	0.3
22,156 (1)	Fate Therapeutics, Inc.	1,697,150	0.8
41,547 (1)(2)	G1 Therapeutics, Inc.	902,401	0.4
14,377 (1)	Globus Medical, Inc.	1,036,007	0.5
31,949 (1)	Gossamer Bio, Inc.	270,608	0.1
18,393 (1)	Haemonetics Corp.	1,038,469	0.5
34,898 (1)	Halozyme Therapeutics, Inc.	1,445,126	0.6
37,171 (1)	HealthEquity, Inc.	3,089,653	1.4
56,389 (1)	Heron Therapeutics, Inc.	748,282	0.3
114,142 (1)	Immunogen, Inc.	705,397	0.3
34,069 (1)(2)	Insmed, Inc.	838,097	0.4
31,475 (1)	Integer Holdings Corp.	2,847,543	1.3
12,251 (1)	Kodiak Sciences, Inc.	1,024,429	0.5
14,737 (1)	Krystal Biotech, Inc.	961,442	0.4
7,056 (1)	Mirati Therapeutics, Inc.	1,115,906	0.5
23,766 (1)	Natera, Inc.	2,237,331	1.0
17,177 (1)	Omnicell, Inc.	2,387,603	1.1
43,647 (1)(2)	Ontrak, Inc.	1,325,996	0.6
38,874 (1)	ORIC Pharmaceuticals, Inc.	888,271	0.4
114,874 (1)	Ortho Clinical Diagnostics Holdings PLC	2,360,661	1.1
28,458 (1)(2)	Poseida Therapeutics, Inc.	240,470	0.1
22,315 (1)	Progyny, Inc.	1,429,053	0.6
17,296 (1)	PTC Therapeutics, Inc.	679,214	0.3
31,921 (1)(2)	RAPT Therapeutics, Inc.	616,075	0.3
29,932 (1)	Rocket Pharmaceuticals, Inc.	1,272,110	0.6
44,454 (1)	Sotera Health Co.	1,071,341	0.5
21,837 (1)(2)	Stoke Therapeutics, Inc.	866,055	0.4
42,553 (1)(2)	Syndax Pharmaceuticals, Inc.	781,699	0.3

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
17,674 (1)	Syneos Health, Inc.	$1,553,545	0.7
32,523 (1)	TG Therapeutics, Inc.	1,134,077	0.5
41,394 (1)(2)	UroGen Pharma Ltd.	729,362	0.3
		56,831,011	25.5
	Industrials: 14.5%
44,524 (1)(2)	ACV Auctions, Inc.	1,154,062	0.5
13,308 (1)	Array Technologies, Inc.	216,920	0.1
17,793 (1)	ASGN, Inc.	1,834,280	0.8
15,323 (1)	AZEK Co., Inc./The	667,010	0.3
54,906 (1)	Builders FirstSource, Inc.	2,445,513	1.1
4,441 (1)	CACI International, Inc.	1,132,277	0.5
28,030 (1)	Casella Waste Systems, Inc.	1,890,063	0.9
85,028 (1)	Driven Brands Holdings, Inc.	2,518,529	1.1
25,005	EMCOR Group, Inc.	3,153,381	1.4
29,080 (1)	Huron Consulting Group, Inc.	1,590,967	0.7
27,882	John Bean Technologies Corp.	4,015,845	1.8
45,001 (1)	Plug Power, Inc.	1,381,531	0.6
12,473	Regal Beloit Corp.	1,774,035	0.8
27,124	Simpson Manufacturing Co., Inc.	3,046,568	1.4
4,333 (1)	SiteOne Landscape Supply, Inc.	745,449	0.4
43,614 (1)	Sun Country Airlines Holdings, Inc.	1,622,441	0.7
22,604 (1)	Upwork, Inc.	1,063,970	0.5
22,292	Werner Enterprises, Inc.	1,069,793	0.5
7,401	Woodward, Inc.	941,259	0.4
		32,263,893	14.5
	Information Technology: 25.7%
65,978 (1)	ACI Worldwide, Inc.	2,524,318	1.1
19,429	Advanced Energy Industries, Inc.	1,981,952	0.9
92,592 (1)	Avaya Holdings Corp.	2,655,539	1.2
37,107 (1)	Box, Inc.	864,964	0.4
34,324 (1)	Calix, Inc.	1,520,896	0.7
50,449 (1)	Cohu, Inc.	1,877,712	0.8
12,442 (1)	Concentrix Corp.	1,900,142	0.9
40,322	CSG Systems International, Inc.	1,775,781	0.8
41,531 (1)	Envestnet, Inc.	2,988,986	1.3
15,206 (1)	Euronet Worldwide, Inc.	2,275,426	1.0
64,471	EVERTEC, Inc.	2,806,423	1.3
122,917 (1)	Grid Dynamics Holdings, Inc.	1,889,234	0.8
34,603 (1)	Itron, Inc.	3,299,396	1.5
16,681 (1)	j2 Global, Inc.	2,077,285	0.9
22,276 (1)	Lattice Semiconductor Corp.	1,182,187	0.5
10,179 (1)	LivePerson, Inc.	559,336	0.3
17,238 (1)	Maxeon Solar Technologies Ltd.	269,258	0.1
44,016 (1)	Mimecast Ltd.	2,200,360	1.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
20,387 (1)	Onto Innovation, Inc.	$1,463,175	0.7
161,437 (1)	Paya Holdings, Inc.	1,601,455	0.7
30,443 (1)	PROS Holdings, Inc.	1,350,756	0.6
30,707 (1)	Q2 Holdings, Inc.	2,915,015	1.3
92,394 (1)	Repay Holdings Corp.	2,098,268	0.9
18,249 (1)	SailPoint Technologies Holding, Inc.	849,126	0.4
18,478 (1)(2)	Shift4 Payments, Inc.	1,723,813	0.8
39,380 (1)	SMART Global Holdings, Inc.	1,866,612	0.8
8,535 (1)	SunPower Corp.	199,634	0.1
41,800 (1)	Super Micro Computer, Inc.	1,452,132	0.7
148,369 (1)	Verra Mobility Corp.	2,114,258	1.0
164,847 (1)	Viavi Solutions, Inc.	2,889,768	1.3
153,119 (1)	Vonage Holdings Corp.	2,109,980	0.9
		57,283,187	25.7
	Materials: 5.2%
42,185	Avient Corp.	2,192,776	1.0
25,012	Compass Minerals International, Inc.	1,748,339	0.8
37,643 (1)	Ingevity Corp.	3,098,395	1.4
26,349	Sensient Technologies Corp.	2,285,776	1.0
61,242 (1)	Summit Materials, Inc.	2,132,447	1.0
		11,457,733	5.2
	Real Estate: 2.7%
60,520	Acadia Realty Trust	1,313,284	0.6
51,278	CubeSmart	2,245,464	1.0
37,791	QTS Realty Trust, Inc.	2,395,193	1.1
		5,953,941	2.7
	Total Common Stock
	(Cost $194,284,126)	220,432,695	99.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2021 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
	Repurchase Agreements: 2.9%
1,549,500 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,549,502, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,580,490, due 06/25/21-04/20/71)	$1,549,500	0.7
1,447,319 (3)	Citadel Securities LLC, Repurchase Agreement dated 05/28/21, 0.04%, due 06/01/21 (Repurchase Amount $1,447,325, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,477,710, due 05/31/21-05/15/51)	1,447,319	0.6
1,549,513 (3)	Daiwa Capital Markets, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,549,515, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,580,461, due 03/01/22-06/01/51)	1,549,513	0.7
473,569 (3)	Morgan Stanley, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $473,570, collateralized by various U.S. Government Agency Obligations, 2.000%- 6.500%, Market Value plus accrued interest $483,040, due 02/01/27-06/01/51)	473,569	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,549,513 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,549,515, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,580,503, due 06/01/21-10/01/52)	$1,549,513	0.7
	Total Repurchase Agreements (Cost $6,569,414)	6,569,414	2.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,031,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	2,031,000	0.9
88,000 (3)(4)	Morgan Stanley Institutional Liquidity Funds – Government Portfolio (Institutional Share Class), 0.030%	88,000	0.1
	Total Mutual Funds (Cost $2,119,000)	2,119,000	1.0
	Total Short-Term Investments (Cost $8,688,414)	8,688,414	3.9
	Total Investments in Securities (Cost $202,972,540)	$229,121,109	102.9
	Liabilities in Excess of Other Assets	(6,401,854)	(2.9)
	Net Assets	$222,719,255	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya SmallCap Opportunities Fund	as of May 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$220,432,695	$—	$—	$220,432,695
Short-Term Investments	2,119,000	6,569,414	—	8,688,414
Total Investments, at fair value	$222,551,695	$6,569,414	$—	$229,121,109

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $207,885,803.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,253,186
Gross Unrealized Depreciation	(16,017,880)
Net Unrealized Appreciation	$21,235,306
See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Communication Services: 6.9%
4,380	Activision Blizzard, Inc.	$425,955	0.4
51,071	AT&T, Inc.	1,503,020	1.3
32,676	Comcast Corp. - Class A	1,873,642	1.6
6,064	Electronic Arts, Inc.	866,727	0.7
14,965	Interpublic Group of Cos., Inc.	504,171	0.4
34,729	Lumen Technologies, Inc.	480,649	0.4
11,982	New York Times Co.	513,069	0.4
36,448	Verizon Communications, Inc.	2,058,948	1.7
		8,226,181	6.9
	Consumer Discretionary: 7.0%
3,595	Dollar General Corp.	729,641	0.6
779	Domino’s Pizza, Inc.	332,532	0.3
10,411	eBay, Inc.	633,822	0.5
5,349	Garmin Ltd.	760,842	0.6
20,673	Gentex Corp.	733,892	0.6
15,617	H&R Block, Inc.	387,614	0.3
2,142	Home Depot, Inc.	683,105	0.6
2,102	Pool Corp.	917,628	0.8
14,980	Service Corp. International	794,240	0.7
6,159	Target Corp.	1,397,600	1.2
3,503	Tractor Supply Co.	636,495	0.5
3,285	Yum! Brands, Inc.	394,101	0.3
		8,401,512	7.0
	Consumer Staples: 7.6%
17,914	Altria Group, Inc.	881,727	0.8
11,874	Colgate-Palmolive Co.	994,804	0.8
15,876	Flowers Foods, Inc.	382,453	0.3
15,044	General Mills, Inc.	945,666	0.8
4,759	Hershey Co.	823,545	0.7
4,540	Kimberly-Clark Corp.	593,060	0.5
9,824	Mondelez International, Inc.	624,119	0.5
6,746	PepsiCo, Inc.	998,003	0.9
12,662	Philip Morris International, Inc.	1,220,996	1.0
11,835	Procter & Gamble Co.	1,595,950	1.3
		9,060,323	7.6
	Energy: 4.0%
70,373	Antero Midstream Corp.	675,581	0.6
9,832	Chevron Corp.	1,020,463	0.8
5,600	ConocoPhillips	312,144	0.3
82,351	Equitrans Midstream Corp.	678,572	0.6
28,936	Kinder Morgan, Inc.	530,686	0.4
2,747	Pioneer Natural Resources Co.	418,066	0.3
7,921	Targa Resources Corp.	307,810	0.3
33,554	Williams Cos., Inc.	883,813	0.7
		4,827,135	4.0
	Financials: 20.3%
6,437	Allstate Corp.	879,359	0.7
3,468	Ally Financial, Inc.	189,734	0.2
3,066	Ameriprise Financial, Inc.	796,669	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
43,528	Annaly Capital Management, Inc.	$403,505	0.3
3,137	Aon PLC	794,822	0.7
6,097	Arthur J. Gallagher & Co.	893,881	0.7
3,039	Assurant, Inc.	489,735	0.4
6,551	Bank of America Corp.	277,697	0.2
14,164	Bank OZK	604,944	0.5
1,693	Blackrock, Inc.	1,484,829	1.2
6,688	Blackstone Group, Inc./The	619,777	0.5
3,588	Capital One Financial Corp.	576,879	0.5
9,408	Citigroup, Inc.	740,504	0.6
8,526	Commerce Bancshares, Inc.	664,005	0.6
1,432	Erie Indemnity Co.	288,018	0.2
16,020	Fifth Third Bancorp	675,083	0.6
3,017	First American Financial Corp.	194,023	0.2
3,352	Hanover Insurance Group, Inc.	467,570	0.4
25,936	Huntington Bancshares, Inc.	411,345	0.3
7,569	Intercontinental Exchange, Inc.	854,389	0.7
9,744	JPMorgan Chase & Co.	1,600,355	1.3
10,941	Lazard Ltd.	516,196	0.4
1,163	MarketAxess Holdings, Inc.	542,586	0.5
3,521	Mercury General Corp.	223,936	0.2
1,839	Metlife, Inc.	120,197	0.1
2,094	Moody’s Corp.	702,223	0.6
1,520	MSCI, Inc. - Class A	711,558	0.6
4,802	Nasdaq, Inc.	804,143	0.7
11,894	Old Republic International Corp.	312,336	0.3
9,488	Progressive Corp.	940,071	0.8
26,703	Regions Financial Corp.	625,117	0.5
2,337	S&P Global, Inc.	886,821	0.7
2,875	Stifel Financial Corp.	199,180	0.2
3,527	Synchrony Financial	167,215	0.1
4,516	T. Rowe Price Group, Inc.	864,137	0.7
3,905	UMB Financial Corp.	377,652	0.3
13,568	US Bancorp	824,663	0.7
9,188	Wells Fargo & Co.	429,263	0.4
3,942	Willis Towers Watson PLC	1,030,281	0.9
2,594	Zions Bancorp NA	150,141	0.1
		24,334,839	20.3
	Health Care: 13.3%
10,744	Abbott Laboratories	1,253,288	1.1
7,094	AbbVie, Inc.	803,041	0.7
2,066	Agilent Technologies, Inc.	285,377	0.2
2,435	Amgen, Inc.	579,384	0.5
9,276	Baxter International, Inc.	761,745	0.6
3,187	Becton Dickinson & Co.	770,903	0.6
16,897	Bristol-Myers Squibb Co.	1,110,471	0.9
9,570	Cerner Corp.	748,852	0.6

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
450	Chemed Corp.	$221,103	0.2
3,271	Eli Lilly & Co.	653,349	0.6
13,453	Gilead Sciences, Inc.	889,378	0.7
368	Humana, Inc.	161,074	0.1
16,703	Johnson & Johnson	2,826,983	2.4
2,150	McKesson Corp.	413,638	0.3
3,496	Medtronic PLC	442,559	0.4
10,413	Merck & Co., Inc.	790,243	0.7
33,755	Pfizer, Inc.	1,307,331	1.1
897	Thermo Fisher Scientific, Inc.	421,141	0.4
1,381	UnitedHealth Group, Inc.	568,861	0.5
4,847	Zoetis, Inc.	856,368	0.7
		15,865,089	13.3
	Industrials: 14.1%
4,037	3M Co.	819,672	0.7
9,785	AO Smith Corp.	695,420	0.6
7,402	Booz Allen Hamilton Holding Corp.	628,652	0.5
5,843	CSX Corp.	585,001	0.5
2,132	Cummins, Inc.	548,521	0.5
298	Deere & Co.	107,608	0.1
2,543	Expeditors International Washington, Inc.	319,630	0.3
3,325	Fastenal Co.	176,358	0.1
3,193	Fortune Brands Home & Security, Inc.	329,390	0.3
14,392	Johnson Controls International plc	957,644	0.8
1,702	Kansas City Southern	506,651	0.4
8,831	Knight-Swift Transportation Holdings, Inc.	421,504	0.4
3,013	L3Harris Technologies, Inc.	657,015	0.5
1,895	Landstar System, Inc.	323,098	0.3
1,903	Leidos Holdings, Inc.	195,533	0.2
1,892	Lockheed Martin Corp.	723,122	0.6
11,025	Masco Corp.	664,918	0.6
2,508	MSC Industrial Direct Co.	236,755	0.2
923	Old Dominion Freight Line	245,010	0.2
1,371	Owens Corning, Inc.	146,217	0.1
2,783	Regal Beloit Corp.	395,826	0.3
7,063	Republic Services, Inc.	771,138	0.6
636	Rockwell Automation, Inc.	167,726	0.1
17,997	Rollins, Inc.	613,518	0.5
1,872	Roper Technologies, Inc.	842,419	0.7
2,199	Ryder System, Inc.	179,856	0.2
1,128	Simpson Manufacturing Co., Inc.	126,697	0.1
3,478	United Parcel Service, Inc. – Class B	746,379	0.6
3,757	Verisk Analytics, Inc.	649,322	0.5
5,807	Waste Connections, Inc.	705,202	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
6,524	Waste Management, Inc.	$917,796	0.8
2,736	Watsco, Inc.	797,270	0.7
13,422	Werner Enterprises, Inc.	644,122	0.5
		16,844,990	14.1
	Information Technology: 9.9%
2,292	Accenture PLC	646,711	0.5
8,355	Amdocs Ltd.	652,525	0.6
4,391	Applied Materials, Inc.	606,529	0.5
2,027	Automatic Data Processing, Inc.	397,333	0.3
6,575	Avnet, Inc.	289,694	0.2
36,949	Cisco Systems, Inc.	1,954,602	1.6
10,592	Cognizant Technology Solutions Corp.	757,964	0.6
12,134	Genpact Ltd.	555,009	0.5
15,307	HP, Inc.	447,424	0.4
4,225	International Business Machines Corp.	607,301	0.5
1,772	Intuit, Inc.	778,067	0.7
18,505	McAfee Corp.	465,031	0.4
2,576	Microsoft Corp.	643,176	0.5
4,414	NetApp, Inc.	341,511	0.3
4,680	Oracle Corp.	368,503	0.3
4,569	Qualcomm, Inc.	614,713	0.5
33,051	Switch, Inc.	623,672	0.5
6,074	Texas Instruments, Inc.	1,152,967	1.0
		11,902,732	9.9
	Materials: 5.3%
2,752	Air Products & Chemicals, Inc.	824,664	0.7
4,204	Aptargroup, Inc.	619,291	0.5
5,632	Cabot Corp.	358,083	0.3
615	NewMarket Corp.	211,086	0.2
14,683	Newmont Corp.	1,078,907	0.9
5,845	Packaging Corp. of America	868,859	0.7
5,802	Royal Gold, Inc.	718,114	0.6
4,013	RPM International, Inc.	375,336	0.3
1,840	Sensient Technologies Corp.	159,620	0.1
2,533	Sherwin-Williams Co.	718,182	0.6
9,810	Silgan Holdings, Inc.	413,295	0.4
		6,345,437	5.3
	Real Estate: 5.3%
2,323	American Tower Corp.	593,434	0.5
9,294	Apartment Income REIT Corp.	432,914	0.4
11,018	Corporate Office Properties Trust SBI MD	304,097	0.3
3,784	Crown Castle International Corp.	717,068	0.6
6,124	Duke Realty Corp.	284,521	0.2
882	EastGroup Properties, Inc.	139,427	0.1

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
912	Equinix, Inc.	$671,889	0.6
1,825	Equity Lifestyle Properties, Inc.	129,319	0.1
14,062	Gaming and Leisure Properties, Inc.	651,914	0.5
11,158	Invitation Homes, Inc.	404,701	0.3
1,757	Life Storage, Inc.	174,716	0.2
926	Mid-America Apartment Communities, Inc.	148,808	0.1
1,713	SBA Communications Corp.	510,680	0.4
2,718	Sun Communities, Inc.	455,048	0.4
15,702	VICI Properties, Inc.	488,803	0.4
5,362	Weyerhaeuser Co.	203,541	0.2
		6,310,880	5.3
	Utilities: 5.8%
7,423	Ameren Corp.	625,017	0.5
4,854	American Water Works Co., Inc.	752,467	0.6
10,762	Dominion Energy, Inc.	819,419	0.7
2,551	DTE Energy Co.	352,012	0.3
11,943	Duke Energy Corp.	1,196,927	1.0
5,732	Entergy Corp.	603,350	0.5
9,832	Evergy, Inc.	609,486	0.5
2,910	National Fuel Gas Co.	151,000	0.1
8,077	OGE Energy Corp.	278,657	0.3
5,561	Public Service Enterprise Group, Inc.	345,449	0.3
2,222	Southern Co.	142,030	0.1
3,477	Spire, Inc.	249,162	0.2
8,697	WEC Energy Group, Inc.	816,735	0.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities (continued)
		$6,941,711	5.8
	Total Common Stock (Cost $97,373,865)	119,060,829	99.5
EXCHANGE-TRADED FUNDS: 0.3%
2,239	iShares Russell 1000 Value ETF	360,770	0.3
	Total Exchange-Traded Funds (Cost $358,886)	360,770	0.3
	Total Long-Term Investments (Cost $97,732,751)	119,421,599	99.8
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.1%
		Mutual Funds: 0.1%
128,000	(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%
		(Cost $128,000)	128,000	0.1
		Total Short-Term Investments (Cost $128,000)	128,000	0.1
		Total Investments in Securities (Cost $97,860,751)	$119,549,599	99.9
		Assets in Excess of Other Liabilities	91,348	0.1
		Net Assets	$119,640,947	100.0

(1)
Rate shown is the 7-day yield as of May 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$119,060,829	$—	$—	$119,060,829
Exchange-Traded Funds	360,770	—	—	360,770
Short-Term Investments	128,000	—	—	128,000
Total Investments, at fair value	$119,549,599	$—	$—	$119,549,599

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya U.S. High Dividend	PORTFOLIO OF INVESTMENTS
Low Volatility Fund	as of May 31, 2021

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $98,218,555.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$22,059,588
Gross Unrealized Depreciation	(728,543)
Net Unrealized Appreciation	$21,331,045
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Large-Cap Growth Fund
Class I	NII	$0.1160
Class P3	NII	$0.1563
Class R6	NII	$0.1543
Class W	NII	$0.0873
All Classes	STCG	$1.9675
All Classes	LTCG	$4.6515
Voya Large Cap Value Fund
Class A	NII	$0.1557
Class C	NII	$0.0697
Class I	NII	$0.1909
Class P3	NII	$0.1928
Class R	NII	$0.1340
Class R6	NII	$0.1931
Class W	NII	$0.1800
All Classes	LTCG	$0.8446
Fund Name	Type	Per Share Amount
Voya MidCap Opportunities Fund
All Classes	STCG	$2.4306
All Classes	LTCG	$2.6600
Voya Multi-Manager Mid Cap Value Fund
Class I	NII	$0.1048
Class P	NII	$0.1052
Class P3	NII	$0.1046
All Classes	STCG	$0.0845
All Classes	LTCG	$0.2328
Voya U.S. High Dividend Low Volatility Fund
Class A	NII	$0.2703
Class I	NII	$0.3070
Class P3	NII	$0.3067
Class R6	NII	$0.3075

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Large-Cap Growth Fund	14.84%
Voya Large Cap Value Fund	75.42%
Voya MidCap Opportunities Fund	4.40%
Voya Multi-Manager Mid Cap Value Fund	50.65%
Voya U.S. High Dividend Low Volatility Fund	59.42%
For the year ended May 31, 2021, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Large-Cap Growth Fund	15.11%
Voya Large Cap Value Fund	78.77%
Voya MidCap Opportunities Fund	4.83%
Voya Multi-Manager Mid Cap Value Fund	52.33%
Voya U.S. High Dividend Low Volatility Fund	61.50%
The Funds designate the following percentages of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Large-Cap Growth Fund	100.00%
Voya MidCap Opportunities Fund	100.00%
Voya Multi-Manager Mid Cap Value Fund	100.00%

TAX INFORMATION (Unaudited) (continued)

For the year ended May 31, 2021, the Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Large-Cap Growth Fund	$100,356,825
Voya Large Cap Value Fund	$47,536,477
Voya MidCap Opportunities Fund	$94,191,226
Voya Multi-Manager Mid Cap Value Fund	$4,275,262
The Funds designate the following amounts as Section 199A dividends:
Voya Large-Cap Growth Fund	$65,496
Voya Large Cap Value Fund	$788,228
Voya MidCap Opportunities Fund	$278,027
Voya Multi-Manager Mid Cap Value Fund	$342,220
Voya U.S. High Dividend Low Volatility Fund	$351,704
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2021.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014-Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004-August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021); Vice President, Mutual Fund Compliance (March 2014 – June 2016).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
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163058         (0521-072721)

Annual Report
May 31, 2021
Classes A, C, I, P3, R, R6 and W
Domestic Equity and Growth Funds
■
Voya Corporate Leaders® 100 Fund

■
Voya Small Company Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

As the Pandemic Recedes, the Economy Keeps Growing
Dear Shareholder,
Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 knockdown. Market participants have been weighing better-than-expected corporate earnings against the potential for higher-than-expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Over the one-year period covered in this report, however, stocks delivered strong performance, whereas fixed income asset classes produced mixed results. In mid-June, the Federal Open Market Committee (“FOMC”) concluded its regular meeting at which U.S. Federal Reserve Board (“Fed”) officials review current economic and labor market conditions and decided whether they should adjust monetary policy in response to those conditions. As expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. Though we believe there is still uncertainty about the future path of interest rates, the FOMC reiterated that its current policy stances will remain in place until the Fed sees substantial further progress towards its goal of full employment.
In our opinion, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were largely driven by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit the most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our view. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe that the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
While, in our view, the economy and financial markets are upholding their recent strength and expected to continue doing so this year, there is always the potential for a game-changing surprise. Therefore, it bears repeating that we believe one should invest to achieve one’s long-term goals, and not seek to beat the market today, this week, this month or this year. It is our view that you should keep focused on your long-term goals and don’t get distracted by short-term news, however compelling the headlines. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 16, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
MSCI EAFE® Index	An equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 100 Index*	The S&P 100 Index, a sub-set of the S&P 500®, measures the performance of large cap companies in the United States. The Index comprises 100 major, blue chip companies across multiple industry groups.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

*
The S&P 100 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 100 Index.

2

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Voya Corporate Leaders® 100 Fund (the “Fund”) seeks to outperform the S&P 500® Index. Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, CFA, Steve Wetter and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 46.33% compared to the S&P 500® Index (the “Index”), which returned 40.32% for the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed the Index due to the Fund’s portfolio construction rules, which equally weight the stocks in the S&P 100 Index. The resulting portfolio differs from the more broadly based and capitalization-weighted Index. Holdings within the financials, consumer discretionary and industrials sectors had the greatest positive impact on performance. Key contributors were overweight positions in energy company Occidental Petroleum Corporation, industrials stock FedEx Corporation and automaker Ford Motor Company. By contrast, holdings within the information technology and communication services sectors had the largest negative impact on performance. Key detractors were the underweight positions in technology firm Apple Inc. and overweights to healthcare stocks Biogen Inc. and Gilead Sciences, Inc.
Sector exposures are purely a function of the strategy’s rules-based investment discipline, however, and are not actively managed.
Current Strategy and Outlook: The Fund’s investment strategy follows a strict rules-based approach. It starts by holding equal-weighted positions in the stocks of the S&P 100 Index at the beginning of each calendar quarter (implying that each holding represents approximately 1% of the portfolio). On a quarterly basis, if the value of a security rises by more than 50%, the sub-adviser immediately reduces the position size to 1%, and if the value of a security falls more than 30%, the sub-adviser sells the position. The sub-adviser rebalances the portfolio quarterly to realign the Fund’s holdings to their initial 1% weightings.
For the month of May, financial markets continued their advance begun in April, though the pace slowed. In our opinion, investors focused more on the global policy response to the COVID-19 pandemic, and the phased reopening of various states, than on severe job losses and weak economic activity. We believe that the disjunction between current conditions and market sentiment was not an anomaly: investors had discounted current conditions and were focused on corporate earnings potential one to two years ahead.
The major U.S. equity indexes posted single-digit gains, led by the technology-heavy NASDAQ Composite. In our view, much of the market’s thrust has come from big-tech companies, whose internet-based products and services have experienced limited impact from the pandemic. The Index clawed its way back to being down less
3

Voya Corporate Leaders® 100 Fund	Portfolio Managers’ Report

than 5% year-to-date. Growth-style strategies continued to outperform value-style strategies; large capitalization equities lagged mid-cap and small-cap equities. International equities delivered lower but still positive returns, with the developed markets MSCI EAFE® Index leading the MSCI Emerging Markets IndexSM for the month and year-to-date.
In our opinion, the wide divergence between asset prices and the real economy has been created by the incredible global policy response to the coronavirus crisis. While we believe that policy alone is not sufficient, it is our opinion that it is creating the conditions for a robust recovery and markets have been quick to factor in such a scenario. We believe that over the next six to twelve months, the U.S. economy will slowly reopen without setting off a catastrophic increase of infections, and government initiatives will backstop economic growth while the country progresses towards a post-COVID normal.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Corporate Leaders® 100 Fund

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class R March 23, 2012	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	37.92%	13.56%	12.23%	—	—
Class C(2)	44.54%	14.29%	12.28%	—	—
Class I	46.84%	15.28%	13.24%	—	—
Class P3	47.63%	—	—	—	16.75%
Class R	45.93%	14.57%	—	13.21%	—
Class R6(3)	46.83%	15.30%	13.25%	—	—
Class W	46.75%	15.22%	13.19%	—	—
Excluding Sales Charge:
Class A	46.33%	14.91%	12.90%	—	—
Class C	45.54%	14.29%	12.28%	—	—
Class I	46.84%	15.28%	13.24%	—	—
Class P3	47.63%	—	—	—	16.75%
Class R	45.93%	14.57%	—	13.21%	—
Class R6(3)	46.83%	15.30%	13.25%	—	—
Class W	46.75%	15.22%	13.19%	—	—
S&P 500® Index	40.32%	17.16%	14.38%	15.05%	17.47%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Corporate Leaders® 100 Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on October 1, 2014. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

Voya Small Company Fund	Portfolio Managers’ Report

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Financials	19.3%
Information Technology	17.2%
Industrials	15.7%
Consumer Discretionary	15.5%
Health Care	11.7%
Materials	7.1%
Real Estate	6.3%
Energy	2.9%
Consumer Staples	1.7%
Utilities	1.5%
Communication Services	0.9%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 58.01% compared to the Russell 2000® Index (the “Index” or “Russell 2000®”), which returned 64.56% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index due to unfavorable stock selection effects. On the sector level, stock selection within the healthcare equipment and services and transportation sectors detracted the most from performance. At the individual stock level, key detractors included overweight positions in Strategic Education, Inc. and Haemonetics Corporation, and our positioning in Plug Power Inc. By contrast, an underweight allocation to and stock selection within the pharmaceutical and biotechnology sector added the most value. Stock selection within the banks and semiconductors sectors also generated positive results. Key contributors at the individual stock level included overweight positions in FuelCell Energy, Inc., Generac Holdings Inc. and Bloomin’ Brands, Inc.
Current Strategy and Outlook: Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 knockdown. Market participants have been weighing better than expected corporate earnings against the potential for higher than expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Recently, the Federal Open Market Committee (“FOMC”) concluded its June meeting; as expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

EMCOR Group, Inc.	1.3%
Boyd Gaming Corp.	1.2%
Stifel Financial Corp.	1.1%
Academy Sports & Outdoors, Inc.	1.1%
Leslie’s, Inc.	1.1%
Avient Corp.	1.1%
BankUnited, Inc.	1.0%
Ingevity Corp.	1.0%
Envestnet, Inc.	1.0%
John Bean Technologies Corp.	1.0%
Portfolio holdings are subject to change daily.
transitory. The FOMC also reiterated that current policy stances will continue until it sees substantial further progress towards the U.S. Federal Reserve Board’s goal of full employment.
In our view, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were driven largely by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our opinion. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Small Company Fund

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	48.95%	10.52%	9.80%
Class C(2)	55.92%	10.98%	9.63%
Class I	58.49%	12.18%	10.82%
Class R(3)	57.53%	11.98%	10.44%
Class R6(4)	58.52%	12.25%	10.88%
Class W	58.36%	12.12%	10.73%
Excluding Sales Charge:
Class A	58.01%	11.83%	10.45%
Class C	56.92%	10.98%	9.63%
Class I	58.49%	12.18%	10.82%
Class R(3)	57.53%	11.98%	10.44%
Class R6(4)	58.52%	12.25%	10.88%
Class W	58.36%	12.12%	10.73%
Russell 2000®	64.56%	16.01%	11.86%

Based on a $10,000 investment, the graph and table above illustrate the total return of Voya Small Company Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R incepted on October 4, 2016. The Class R shares performance shown for the period prior to their inception date is the performance of Class A shares with adjustment for any differences in the expenses between the two classes.

(4)
Class R6 incepted on May 31, 2013. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020 to May 31, 2021. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*
Voya Corporate Leaders® 100 Fund
Class A	$1,000.00	$1,210.00	0.81%	$4.46	$1,000.00	$1,020.89	0.81%	$4.08
Class C	1,000.00	1,206.60	1.38	7.59	1,000.00	1,018.05	1.38	6.94
Class I	1,000.00	1,211.90	0.49	2.70	1,000.00	1,022.49	0.49	2.47
Class P3	1,000.00	1,215.30	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,208.30	1.13	6.22	1,000.00	1,019.30	1.13	5.69
Class R6	1,000.00	1,211.90	0.48	2.65	1,000.00	1,022.54	0.48	2.42
Class W	1,000.00	1,211.60	0.56	3.09	1,000.00	1,022.14	0.56	2.82
Voya Small Company Fund
Class A	$1,000.00	$1,246.40	1.35%	$7.56	$1,000.00	$1,018.20	1.35%	$6.79
Class C	1,000.00	1,242.50	2.10	11.74	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,249.00	1.04	5.83	1,000.00	1,019.75	1.04	5.24
Class R	1,000.00	1,245.40	1.60	8.96	1,000.00	1,016.95	1.60	8.05
Class R6	1,000.00	1,249.00	1.03	5.78	1,000.00	1,019.80	1.03	5.19
Class W	1,000.00	1,248.70	1.10	6.17	1,000.00	1,019.45	1.10	5.54

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Corporate Leaders® 100 Fund and Voya Small Company Fund (collectively referred to as the “Funds”) (two of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolios of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (two of the funds constituting Voya Equity Trust) at May 31, 2021, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2021
9

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2021

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
ASSETS:
Investments in securities at fair value+*	$820,707,271	$458,864,397
Short-term investments at fair value†	5,956,000	8,103,861
Cash	110,741	756,568
Cash collateral for futures contracts	330,000	—
Foreign currencies at value‡	—	9,822
Receivables:
Investment securities sold	—	1,142,086
Fund shares sold	107,368	128,196
Dividends	1,713,097	187,918
Foreign tax reclaims	—	2,039
Variation margin on futures contracts	5,100	—
Prepaid expenses	46,994	37,756
Reimbursement due from Investment Adviser	74,503	35,195
Other assets	52,106	27,023
Total assets	829,103,180	469,294,861
LIABILITIES:
Payable for investment securities purchased	—	1,976,864
Payable for fund shares redeemed	339,603	236,625
Payable upon receipt of securities loaned	—	5,992,861
Payable for investment management fees	335,224	353,968
Payable for distribution and shareholder service fees	169,367	13,160
Payable to trustees under the deferred compensation plan (Note 6)	52,106	27,023
Payable for trustee fees	3,597	1,964
Other accrued expenses and liabilities	664,637	1,220,445
Total liabilities	1,564,534	9,822,910
NET ASSETS	$827,538,646	$459,471,951
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$427,823,539	$349,026,977
Total distributable earnings	399,715,107	110,444,974
NET ASSETS	$827,538,646	$459,471,951
+ Including securities loaned at value	$—	$5,849,098
* Cost of investments in securities	$436,354,923	$407,532,248
† Cost of short-term investments	$5,956,000	$8,103,861
‡ Cost of foreign currencies	$—	$9,822
See Accompanying Notes to Financial Statements
10

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2021 (continued)

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
Class A
Net assets	$441,976,396	$44,178,861
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	19,587,096	2,834,870
Net asset value and redemption price per share†	$22.56	$15.58
Maximum offering price per share (5.75%)(1)	$23.94	$16.53
Class C
Net assets	$78,109,525	$4,352,862
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	3,488,475	388,025
Net asset value and redemption price per share†	$22.39	$11.22
Class I
Net assets	$213,637,861	$235,238,373
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	9,453,330	12,111,667
Net asset value and redemption price per share	$22.60	$19.42
Class P3
Net assets	$4,782	n/a
Shares authorized	unlimited	n/a
Par value	$0.010	n/a
Shares outstanding	203	n/a
Net asset value and redemption price per share	$23.56	n/a
Class R
Net assets	$63,790,538	$69,621
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	2,851,707	4,467
Net asset value and redemption price per share	$22.37	$15.58
Class R6
Net assets	$13,764,049	$108,522,245
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	608,750	5,573,119
Net asset value and redemption price per share	$22.61	$19.47
Class W
Net assets	$16,255,495	$67,109,989
Shares authorized	unlimited	unlimited
Par value	$0.010	$0.010
Shares outstanding	716,496	3,456,775
Net asset value and redemption price per share	$22.69	$19.41

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
11

STATEMENTS OF OPERATIONS for the year ended May 31, 2021

	Voya Corporate Leaders® 100 Fund	Voya Small Company Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,479,674	$3,690,067
Securities lending income, net	55,287	34,745
Total investment income	16,534,961	3,724,812
EXPENSES:
Investment management fees	3,488,336	3,659,885
Distribution and shareholder service fees:
Class A	949,112	96,102
Class C	752,893	38,685
Class R	281,713	293
Transfer agent fees:
Class A	556,526	70,083
Class C	111,098	7,053
Class I	157,908	427,717
Class P3(1)	43	19
Class R	82,743	107
Class R6	248	981
Class W	23,742	77,597
Shareholder reporting expense	72,382	80,300
Registration fees	141,640	148,609
Professional fees	67,598	63,875
Custody and accounting expense	89,349	111,690
Trustee fees	28,785	15,711
Licensing fee (Note 7)	143,355	—
Miscellaneous expense	45,195	47,535
Interest expense	1,363	2,413
Total expenses	6,994,029	4,848,655
Waived and reimbursed fees	(1,189,613)	(581,619)
Net expenses	5,804,416	4,267,036
Net investment income (loss)	10,730,545	(542,224)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	84,927,903	102,627,282
Foreign currency related transactions	—	139
Futures	1,997,067	—
Net realized gain	86,924,970	102,627,421
Net change in unrealized appreciation (depreciation) on:
Investments	177,452,908	73,076,073
Foreign currency related transactions	—	120
Futures	(629,339)	—
Net change in unrealized appreciation (depreciation)	176,823,569	73,076,193
Net realized and unrealized gain	263,748,539	175,703,614
Increase in net assets resulting from operations	$274,479,084	$175,161,390
* Foreign taxes withheld	$—	$7,997

(1)
Class P3 of Voya Small Company Fund was fully redeemed on November 2, 2020.

See Accompanying Notes to Financial Statements
12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Corporate Leaders® 100 Fund		Voya Small Company Fund
	Year Ended May 31, 2021	Year Ended May 31, 2020	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$10,730,545	$13,489,647	$(542,224)	$733,188
Net realized gain (loss)	86,924,970	103,945,466	102,627,421	(38,964,627)
Net change in unrealized appreciation (depreciation)	176,823,569	(71,325,931)	73,076,193	26,342,921
Increase (decrease) in net assets resulting from operations	274,479,084	46,109,182	175,161,390	(11,888,518)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(79,658,141)	(31,558,099)	—	(60,534)
Class C	(15,381,900)	(9,019,007)	—	(5,032)
Class I	(40,501,730)	(17,957,469)	(326,955)	(1,032,901)
Class P3(1)	(805)	(276)	—	(2,321)
Class R	(11,520,824)	(5,015,338)	—	(511)
Class R6	(2,801,723)	(1,818,359)	(120,570)	(198,145)
Class W	(3,341,049)	(7,620,330)	(41,718)	(415)
Return of capital:
Class A	—	—	—	(21,714)
Class C	—	—	—	(3,788)
Class I	—	—	—	(108,692)
Class P3(1)	—	—	—	(1,578)
Class R	—	—	—	(46)
Class R6	—	—	—	(33,713)
Class W	—	—	—	(304)
Total distributions	(153,206,172)	(72,988,878)	(489,243)	(1,469,694)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	99,825,870	128,280,805	92,079,504	150,110,552
Reinvestment of distributions	138,189,682	65,587,937	476,539	1,423,361
	238,015,552	193,868,742	92,556,043	151,533,913
Cost of shares redeemed	(168,864,852)	(305,022,700)	(209,641,065)	(226,033,019)
Net increase (decrease) in net assets resulting from capital share transactions	69,150,700	(111,153,958)	(117,085,022)	(74,499,106)
Net increase (decrease) in net assets	190,423,612	(138,033,654)	57,587,125	(87,857,318)
NET ASSETS:
Beginning of year or period	637,115,034	775,148,688	401,884,826	489,742,144
End of year or period	$827,538,646	$637,115,034	$459,471,951	$401,884,826

(1)
Class P3 of Voya Small Company Fund was fully redeemed on November 2, 2020.

See Accompanying Notes to Financial Statements
13

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Corporate Leaders® 100 Fund
Class A
05-31-21	19.35	0.31•	7.79	8.10	0.40	4.49	—	4.89	—	22.56	46.33	0.96	0.81	0.81	1.49	441,976	27
05-31-20	20.14	0.36•	0.86	1.22	0.38	1.63	—	2.01	—	19.35	5.08	0.95	0.82	0.82	1.73	323,701	103
05-31-19	21.70	0.36•	(0.02)	0.34	0.37	1.53	—	1.90	—	20.14	1.99	0.92	0.81	0.81	1.68	329,079	23
05-31-18	20.11	0.31•	1.93	2.24	0.33	0.32	—	0.65	—	21.70	11.08	0.90	0.81	0.81	1.46	280,385	14
05-31-17	17.75	0.30•	2.35	2.65	0.29	—	—	0.29	—	20.11	15.00	0.91	0.81	0.81	1.57	298,606	19
Class C
05-31-21	19.21	0.19•	7.73	7.92	0.25	4.49	—	4.74	—	22.39	45.54	1.71	1.38	1.38	0.92	78,110	27
05-31-20	20.01	0.24•	0.86	1.10	0.27	1.63	—	1.90	—	19.21	4.51	1.70	1.36	1.36	1.17	77,642	103
05-31-19	21.54	0.24•	0.00*	0.24	0.24	1.53	—	1.77	—	20.01	1.48	1.67	1.35	1.35	1.11	99,290	23
05-31-18	19.97	0.20•	1.90	2.10	0.21	0.32	—	0.53	—	21.54	10.47	1.65	1.35	1.35	0.93	110,325	14
05-31-17	17.63	0.19•	2.33	2.52	0.18	—	—	0.18	—	19.97	14.37	1.66	1.37	1.37	1.02	109,432	19
Class I
05-31-21	19.37	0.38•	7.80	8.18	0.46	4.49	—	4.95	—	22.60	46.84	0.65	0.49	0.49	1.80	213,638	27
05-31-20	20.15	0.43•	0.87	1.30	0.45	1.63	—	2.08	—	19.37	5.45	0.62	0.50	0.50	2.04	156,971	103
05-31-19	21.71	0.41•	(0.01)	0.40	0.43	1.53	—	1.96	—	20.15	2.29	0.59	0.49	0.49	1.92	191,916	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.43	0.56	0.49	0.49	1.78	333,230	14
05-31-17	17.76	0.37	2.34	2.71	0.35	—	—	0.35	—	20.12	15.35	0.57	0.49	0.49	1.92	352,048	19
Class P3
05-31-21	19.93	0.50•	8.09	8.59	0.47	4.49	—	4.96	—	23.56	47.63	1.65	0.00*	0.00*	2.30	5	27
05-31-20	20.38	0.52	0.87	1.39	0.21	1.63	—	1.84	—	19.93	5.94	1.69	0.01	0.01	2.53	3	103
06-04-18(4) - 05-31-19	21.98	0.52	(0.27)	0.25	0.32	1.53	—	1.85	—	20.38	1.58	1.65	0.00*	0.00*	2.48	3	23
Class R
05-31-21	19.21	0.24•	7.73	7.97	0.32	4.49	—	4.81	—	22.37	45.93	1.21	1.13	1.13	1.17	63,791	27
05-31-20	20.01	0.30•	0.85	1.15	0.32	1.63	—	1.95	—	19.21	4.77	1.20	1.11	1.11	1.43	50,071	103
05-31-19	21.55	0.29•	(0.01)	0.28	0.29	1.53	—	1.82	—	20.01	1.70	1.17	1.10	1.10	1.36	53,994	23
05-31-18	19.98	0.25•	1.91	2.16	0.27	0.32	—	0.59	—	21.55	10.76	1.15	1.10	1.10	1.18	59,800	14
05-31-17	17.65	0.23	2.34	2.57	0.24	—	—	0.24	—	19.98	14.64	1.16	1.12	1.12	1.28	59,970	19
Class R6
05-31-21	19.38	0.38•	7.81	8.19	0.47	4.49	—	4.96	—	22.61	46.83	0.56	0.48	0.48	1.82	13,764	27
05-31-20	20.16	0.43•	0.88	1.31	0.46	1.63	—	2.09	—	19.38	5.47	0.58	0.49	0.49	2.04	11,195	103
05-31-19	21.71	0.42•	0.00*	0.42	0.44	1.53	—	1.97	—	20.16	2.35	0.55	0.48	0.48	1.96	18,207	23
05-31-18	20.12	0.38•	1.93	2.31	0.40	0.32	—	0.72	—	21.71	11.44	0.53	0.48	0.48	1.79	24,586	14
05-31-17	17.76	0.37•	2.34	2.71	0.35	—	—	0.35	—	20.12	15.36	0.52	0.48	0.48	1.93	23,040	19
Class W
05-31-21	19.41	0.37•	7.82	8.19	0.42	4.49	—	4.91	—	22.69	46.75	0.71	0.56	0.56	1.74	16,255	27
05-31-20	20.18	0.40•	0.90	1.30	0.44	1.63	—	2.07	—	19.41	5.43	0.70	0.57	0.57	1.90	17,533	103
05-31-19	21.73	0.40•	(0.01)	0.39	0.41	1.53	—	1.94	—	20.18	2.24	0.67	0.56	0.56	1.88	78,983	23
05-31-18	20.14	0.37•	1.92	2.29	0.38	0.32	—	0.70	—	21.73	11.35	0.65	0.56	0.56	1.71	100,787	14
05-31-17	17.78	0.36•	2.34	2.70	0.34	—	—	0.34	—	20.14	15.27	0.66	0.56	0.56	1.88	100,390	19
See Accompanying Notes to Financial Statements
14

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Fund
Class A
05-31-21	9.86	(0.05)•	5.77	5.72	—	—	—	—	—	15.58	58.01	1.48	1.35	1.35	(0.41)	44,179	143
05-31-20	10.56	(0.02)	(0.67)	(0.69)	0.01	—	0.00*	0.01	—	9.86	(6.49)	1.46	1.36	1.36	(0.13)	35,156	135
05-31-19	14.60	0.00*	(1.69)	(1.69)	0.01	2.34	—	2.35	—	10.56	(10.71)	1.40	1.35	1.35	0.00*	49,154	111
05-31-18	14.88	(0.01)	1.74	1.73	0.00*	2.01	—	2.01	—	14.60	12.08	1.38	1.35	1.35	(0.07)	64,724	79
05-31-17	13.51	(0.02)	2.48	2.46	—	1.09	—	1.09	—	14.88	18.25	1.42	1.35	1.35	(0.12)	64,899	69
Class C
05-31-21	7.15	(0.10)•	4.17	4.07	—	—	—	—	—	11.22	56.92	2.23	2.10	2.10	(1.16)	4,353	143
05-31-20	7.71	(0.07)•	(0.48)	(0.55)	0.01	—	0.00*	0.01	—	7.15	(7.14)	2.21	2.11	2.11	(0.87)	3,590	135
05-31-19	11.50	(0.08)	(1.36)	(1.44)	0.01	2.34	—	2.35	—	7.71	(11.52)	2.15	2.10	2.10	(0.76)	7,105	111
05-31-18	12.20	(0.10)	1.41	1.31	—	2.01	—	2.01	—	11.50	11.22	2.13	2.10	2.10	(0.82)	11,809	79
05-31-17	11.32	(0.09)	2.06	1.97	—	1.09	—	1.09	—	12.20	17.42	2.17	2.10	2.10	(0.87)	11,495	69
Class I
05-31-21	12.27	(0.02)•	7.19	7.17	—	0.02	—	0.02	—	19.42	58.49	1.24	1.04	1.04	(0.10)	235,238	143
05-31-20	13.12	0.03	(0.83)	(0.80)	0.05	—	0.00*	0.05	—	12.27	(6.16)	1.23	1.05	1.05	0.19	224,718	135
05-31-19	17.45	0.05	(2.01)	(1.96)	0.03	2.34	—	2.37	—	13.12	(10.46)	1.17	1.04	1.04	0.28	319,622	111
05-31-18	17.41	0.04	2.06	2.10	0.05	2.01	—	2.06	—	17.45	12.44	1.16	1.04	1.04	0.24	618,289	79
05-31-17	15.63	0.03	2.88	2.91	0.04	1.09	—	1.13	—	17.41	18.64	1.17	1.04	1.04	0.20	510,989	69
Class R
05-31-21	9.89	(0.08)•	5.77	5.69	—	—	—	—	—	15.58	57.53	1.73	1.60	1.60	(0.67)	70	143
05-31-20	10.55	(0.04)•	(0.57)	(0.61)	0.05	—	0.00*	0.05	—	9.89	(5.80)	1.71	1.61	1.61	(0.39)	39	135
05-31-19	14.51	0.00*	(1.61)	(1.61)	0.01	2.34	—	2.35	—	10.55	(10.15)	1.65	1.60	1.60	(0.07)	92	111
05-31-18	14.83	(0.05)•	1.74	1.69	—	2.01	—	2.01	—	14.51	11.83	1.63	1.60	1.60	(0.32)	7	79
10-04-16(4) - 05-31-17	14.23	(0.04)•	1.76	1.72	0.03	1.09	—	1.12	—	14.83	12.11	1.67	1.60	1.60	(0.41)	3	69
Class R6
05-31-21	12.30	(0.01)•	7.20	7.19	—	0.02	—	0.02	—	19.47	58.52	1.05	1.03	1.03	(0.09)	108,522	143
05-31-20	13.13	0.04	(0.84)	(0.80)	0.03	—	0.00*	0.03	—	12.30	(6.11)	1.04	1.02	1.02	0.21	69,755	135
05-31-19	17.47	0.07	(2.02)	(1.95)	0.05	2.34	—	2.39	—	13.13	(10.40)	0.98	0.96	0.96	0.40	109,363	111
05-31-18	17.43	0.06	2.05	2.11	0.06	2.01	—	2.07	—	17.47	12.51	0.97	0.95	0.95	0.33	106,249	79
05-31-17	15.64	0.05•	2.88	2.93	0.05	1.09	—	1.14	—	17.43	18.77	0.98	0.96	0.96	0.27	90,758	69
Class W
05-31-21	12.27	(0.02)•	7.18	7.16	—	0.02	—	0.02	—	19.41	58.36	1.23	1.10	1.10	(0.14)	67,110	143
05-31-20	13.09	0.07•	(0.88)	(0.81)	0.01	—	0.00*	0.01	—	12.27	(6.19)	1.21	1.11	1.11	0.61	66,879	135
05-31-19	17.39	0.03•	(1.98)	(1.95)	0.01	2.34	—	2.35	—	13.09	(10.47)	1.15	1.10	1.10	0.20	1,445	111
05-31-18	17.37	0.03	2.04	2.07	0.04	2.01	—	2.05	—	17.39	12.32	1.13	1.10	1.10	0.19	4,417	79
05-31-17	15.59	0.02	2.88	2.90	0.03	1.09	—	1.12	—	17.37	18.63	1.17	1.10	1.10	0.17	4,612	69

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
15

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for: Voya Corporate Leaders® 100 Fund (“Corporate Leaders® 100”) and Voya Small Company Fund (“Small Company”) (each, a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Trust.
Each Fund offers at least six or more of the following classes of shares: Class A, Class C, Class I, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Funds. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing each Fund’s investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
E. Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed,

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2021, Corporate Leaders® 100 purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2021, Corporate Leaders® 100 had an average notional amount on futures contracts purchased of $6,194,380. Please refer to the table within the Portfolio of Investments for open futures contracts for Corporate Leaders® 100 at May 31, 2021.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds declare and pay dividends, if any, annually. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Corporate Leaders® 100	$187,890,333	$257,341,814
Small Company	556,892,522	674,237,816
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:
Fund	As a Percentage of Average Daily Net Assets
Corporate Leaders® 100	0.500% on the first $500 million; 0.450% on the next $500 million; and 0.400% in excess of $1 billion
Small Company(1)	0.950% on the first $250 million; 0.900% on the next $250 million; 0.875% on the next $250 million; 0.850% on the next $1.25 billion; and 0.825% in excess of $2 billion

(1)
The Investment Adviser is contractually obligated to waive 0.02% of the management fee for Small Company. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Fund. Voya IM provides investment advice for the Funds and is paid by the Investment Adviser based on the average daily net assets of each respective Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”),

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares, with the exception of Class I, Class P3, Class R6, and Class W, of the Funds pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
	Class A	Class C	Class R
Corporate Leaders® 100	0.25%	1.00%(1)	0.50%
Small Company	0.25%	1.00%	0.50%

(1)
The Distributor has agreed to waive 0.25% of the Distribution Fee. Termination or modification of this contractual waiver requires approval by the Board.

The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2021, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:
Corporate Leaders® 100	$26,712	$—
Small Company	2,521	—
Contingent Deferred Sales Charges:
Corporate Leaders® 100	$34	$4,113
Small Company	405	49
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2021, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Funds:
Subsidiary	Fund	Percentage
Voya Institutional Trust Company	Corporate Leaders® 100	11.46%
	Small Company	9.45
The Investment Adviser may direct the Funds’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Funds’ equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2021, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Corporate Leaders® 100	$113,059
Small Company	13,444
NOTE 7 — LICENSING FEE
Corporate Leaders® 100 pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.90%	1.45%	0.65%	0.00%	1.15%	0.65%	0.65%
Small Company	1.50%	2.25%	1.25%	N/A	1.75%	1.04%	1.25%

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Pursuant to side letter agreements, through October 1, 2021, the Investment Adviser has further lowered the expense limits for certain share classes of shares of the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
	Class A	Class C	Class I	Class P3	Class R	Class R6	Class W
Corporate Leaders® 100	0.81%	1.45%	0.49%	0.00%	1.15%	0.48%	0.56%
Small Company(1)	1.35%	2.10%	1.04%	N/A	1.60%	1.04%	1.10%

(1)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

With the exception of the non-recoupable management fee waiver for Small Company and unless specified above, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of May 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	May 31,
	2022	2023	2024	Total
Corporate Leaders® 100	$654,818	$690,831	$598,047	$1,943,696
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2021, are as follows:
	May 31,
	2022	2023	2024	Total
Corporate Leaders® 100
Class A	$120,798	$146,428	$252,555	$519,781
Class I	68,620	60,450	139,456	268,526
Class R6	478	359	234	1,071
Class W	31,366	26,534	11,098	68,998
The Expense Limitation Agreement is contractual through October 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 14, 2021, each Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 30-day extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Funds utilized the line of credit during the year ended May 31, 2021, as follows:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Corporate Leaders® 100	5	$7,609,800	1.29%
Small Company	29	2,340,655	1.28

24

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Corporate Leaders® 100
Class A
5/31/2021	1,599,041	—	3,734,823	(2,478,065)	—	2,855,799	32,860,530	—	71,484,517	(51,486,320)	—	52,858,727
5/31/2020	1,443,275	—	1,338,840	(2,572,995)	178,989	388,109	30,475,419	—	28,811,792	(52,316,087)	4,111,370	11,082,494
Class C
5/31/2021	256,439	—	784,241	(1,594,030)	—	(553,350)	5,404,264	—	14,931,957	(32,704,331)	—	(12,368,110)
5/31/2020	504,309	—	365,678	(1,790,948)	—	(920,961)	10,426,821	—	7,832,833	(37,438,477)	—	(19,178,823)
Class I
5/31/2021	2,486,565	—	1,800,885	(2,938,344)	—	1,349,106	54,364,702	—	34,468,936	(60,315,627)	—	28,518,011
5/31/2020	1,718,700	—	680,766	(3,817,741)	—	(1,418,275)	36,145,515	—	14,643,282	(77,251,692)	—	(26,462,895)
Class O(1)
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	296	—	—	(3,814)	(175,775)	(179,293)	6,747	—	—	(84,703)	(4,111,370)	(4,189,326)
Class P3
5/31/2021	—	—	40	—	—	40	—	—	805	—	—	805
5/31/2020	—	—	12	—	—	12	—	—	276	—	—	276
Class R
5/31/2021	134,911	—	605,452	(494,986)	—	245,377	2,801,725	—	11,503,593	(10,339,279)	—	3,966,039
5/31/2020	266,691	—	230,007	(588,835)	—	(92,137)	5,406,908	—	4,922,154	(12,075,787)	—	(1,746,725)
Class R6
5/31/2021	170,388	—	130,363	(269,814)	—	30,937	3,553,669	—	2,496,448	(5,771,930)	—	278,187
5/31/2020	555,405	—	82,638	(963,441)	—	(325,398)	10,372,153	—	1,778,366	(18,956,101)	—	(6,805,582)
Class W
5/31/2021	39,368	—	171,874	(398,101)	—	(186,859)	840,980	—	3,303,426	(8,247,365)	—	(4,102,959)
5/31/2020	2,116,183	—	352,633	(5,478,839)	—	(3,010,023)	35,447,242	—	7,599,234	(106,899,853)	—	(63,853,377)
Small Company
Class A
5/31/2021	140,286	—	—	(870,553)	—	(730,267)	1,805,675	—	—	(10,098,242)	—	(8,292,567)
5/31/2020	736,604	—	6,630	(1,835,116)	763	(1,091,119)	8,067,892	—	79,738	(20,868,715)	8,844	(12,712,241)
Class C
5/31/2021	27,871	—	—	(141,769)	—	(113,898)	291,719	—	—	(1,231,236)	—	(939,517)
5/31/2020	30,496	—	985	(450,531)	—	(419,050)	247,736	—	8,671	(3,738,417)	—	(3,482,010)
Class I
5/31/2021	1,283,273	—	18,931	(7,505,381)	—	(6,203,177)	20,519,113	—	318,805	(112,349,776)	—	(91,511,858)
5/31/2020	4,281,234	—	73,941	(10,402,741)	—	(6,047,566)	56,758,625	—	1,098,748	(137,946,886)	—	(80,089,513)
Class O(1)
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	124	—	—	—	(764)	(640)	1,450	—	—	—	(8,844)	(7,394)
Class P3(2)
5/31/2021	59,750	—	—	(198,686)	—	(138,936)	800,048	—	—	(2,696,119)	—	(1,896,071)
5/31/2020	285,599	—	254	(369,521)	—	(83,668)	3,861,410	—	3,899	(4,750,394)	—	(885,085)
Class R
5/31/2021	1,077	—	—	(574)	—	503	12,149	—	—	(8,136)	—	4,013
5/31/2020	1,946	—	47	(6,707)	—	(4,714)	20,252	—	557	(61,315)	—	(40,506)
Class R6
5/31/2021	1,950,472	—	6,869	(2,054,965)	—	(97,624)	33,150,375	—	116,016	(30,967,232)	—	2,299,159
5/31/2020	1,753,763	—	15,488	(4,425,281)	—	(2,656,030)	20,593,898	—	231,064	(56,753,247)	—	(35,928,285)
Class W
5/31/2021	1,946,084	—	2,477	(3,943,727)	—	(1,995,166)	35,500,425	—	41,718	(52,290,324)	—	(16,748,181)
5/31/2020	5,489,559	—	46	(148,095)	—	5,341,510	60,559,289	—	684	(1,914,045)	—	58,645,928

(1)
Class O converted to Class A on November 22, 2019.

(2)
Class P3 was fully redeemed on November 2, 2020.

25

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following table represents a summary of the respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2021:
Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,128,825	$(1,128,825)	$—
Citigroup Global Markets Inc.	262,580	(262,580)	—
Deutsche Bank Securities Inc.	503,919	(503,919)	—
Goldman, Sachs & Co. LLC	17,844	(17,844)	—
J.P. Morgan Securities LLC	925,827	(925,827)	—
National Bank of Canada Financial INC	2,532,939	(2,532,939)	—
Wells Fargo Securities LLC	477,164	(477,164)	—
Total	$5,849,098	$(5,849,098)	$—

(1)
Cash collateral with a fair value of $5,992,861 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of futures contracts and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended May 31, 2021		Year Ended May 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
Corporate Leaders® 100	$28,588,546	$124,617,626	$14,981,153	$58,007,725	$—
Small Company	489,243	—	1,299,859	—	169,835
26

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of May 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other	Total Distributable Earnings/(Loss)
Corporate Leaders® 100	$30,936,103	$6,145,086	$362,667,279	$—	$(33,361)	$399,715,107
Small Company	59,714,036	—	50,749,116	—	(18,178)	110,444,974
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2021, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the
U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program to govern their approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Funds’ Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, each Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re- classification, as necessary) of a Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding a Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether a Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2020 through December 31, 2020, the Program supported the Funds’ ability to honor redemption requests in a timely manner and the Program Administrator’s management of each Fund’s liquidity risk, including during any periods of market volatility and net redemptions.

27

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 14 — LIQUIDITY (continued)

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 17 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 14, 2021, the funds to which the Credit Agreement is available have entered into a renewed 364-day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

28

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Communication Services: 8.8%
3,761 (1)	Alphabet, Inc. - Class C	$9,069,877	1.1
251,543	AT&T, Inc.	7,402,910	0.9
12,218 (1)	Charter Communications, Inc.	8,485,768	1.0
140,598	Comcast Corp. - Class A	8,061,889	1.0
26,840 (1)	Facebook, Inc.- Class A	8,823,113	1.1
15,057 (1)	NetFlix, Inc.	7,570,810	0.9
62,019 (1)	T-Mobile US, Inc.	8,772,588	1.0
131,934	Verizon Communications, Inc.	7,452,952	0.9
41,664 (1)	Walt Disney Co.	7,443,274	0.9
		73,083,181	8.8

	Consumer Discretionary: 10.8%
2,530 (1)	Amazon.com, Inc.	8,154,367	1.0
3,311 (1)	Booking Holdings, Inc.	7,819,092	0.9
620,380 (1)	Ford Motor Co.	9,014,121	1.1
132,114 (1)	General Motors Co.	7,835,681	0.9
25,359	Home Depot, Inc.	8,087,239	1.0
40,680	Lowe’s Cos, Inc.	7,925,684	0.9
34,359	McDonald’s Corp.	8,036,226	1.0
58,143	Nike, Inc. - Class B	7,934,194	1.0
70,101	Starbucks Corp.	7,983,102	1.0
38,718	Target Corp.	8,785,889	1.1
12,162 (1)	Tesla, Inc.	7,603,926	0.9
		89,179,521	10.8

	Consumer Staples: 10.7%
150,801	Altria Group, Inc.	7,422,425	0.9
145,439	Coca-Cola Co.	8,041,322	1.0
97,441	Colgate-Palmolive Co.	8,163,607	1.0
22,101	Costco Wholesale Corp.	8,360,145	1.0
191,908	Kraft Heinz Co.	8,365,270	1.0
131,508	Mondelez International, Inc.	8,354,703	1.0
54,231	PepsiCo, Inc.	8,022,934	1.0
86,513	Philip Morris International, Inc.	8,342,449	1.0
57,070	Procter & Gamble Co.	7,695,890	0.9
145,905	Walgreens Boots Alliance, Inc.	7,683,357	0.9
56,946	Walmart, Inc.	8,088,041	1.0
		88,540,143	10.7

	Energy: 2.9%
72,972	Chevron Corp.	7,573,764	0.9
144,676	ConocoPhillips	8,064,240	1.0
136,356	Exxon Mobil Corp.	7,959,100	1.0
		23,597,104	2.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: 14.7%
53,872	American Express Co.	$8,626,523	1.0
163,287	American International Group, Inc.	8,628,085	1.0
198,257	Bank of America Corp.	8,404,114	1.0
161,513	Bank of New York Mellon Corp.	8,411,597	1.0
29,940 (1)	Berkshire Hathaway, Inc. - Class B	8,665,834	1.1
10,316	Blackrock, Inc.	9,047,545	1.1
60,128	Capital One Financial Corp.	9,667,380	1.2
105,949	Citigroup, Inc.	8,339,246	1.0
23,283	Goldman Sachs Group, Inc.	8,661,742	1.1
50,039	JPMorgan Chase & Co.	8,218,405	1.0
125,814	Metlife, Inc.	8,223,203	1.0
97,738	Morgan Stanley	8,889,271	1.1
138,358	US Bancorp	8,409,399	1.0
196,244	Wells Fargo & Co.	9,168,520	1.1
		121,360,864	14.7

	Health Care: 14.6%
64,551	Abbott Laboratories	7,529,874	0.9
72,386	AbbVie, Inc.	8,194,095	1.0
30,951	Amgen, Inc.	7,364,481	0.9
28,007 (1)	Biogen, Inc.	7,491,312	0.9
122,098	Bristol-Myers Squibb Co.	8,024,281	1.0
101,604	CVS Health Corp.	8,782,650	1.1
34,663	Danaher Corp.	8,878,581	1.1
41,671	Eli Lilly & Co.	8,323,366	1.0
118,015	Gilead Sciences, Inc.	7,801,972	0.9
46,846	Johnson & Johnson	7,928,685	0.9
65,051	Medtronic PLC	8,234,806	1.0
100,442	Merck & Co., Inc.	7,622,543	0.9
214,070	Pfizer, Inc.	8,290,931	1.0
17,122	Thermo Fisher Scientific, Inc.	8,038,779	1.0
20,693	UnitedHealth Group, Inc.	8,523,861	1.0
		121,030,217	14.6

	Industrials: 12.0%
39,714	3M Co.	8,063,531	1.0
30,674 (1)	Boeing Co.	7,577,091	0.9
33,165	Caterpillar, Inc.	7,995,418	1.0
84,815	Emerson Electric Co.	8,115,947	1.0
27,036	FedEx Corp.	8,511,203	1.0
42,449	General Dynamics Corp.	8,061,490	1.0
581,196	General Electric Co.	8,171,616	1.0
35,445	Honeywell International, Inc.	8,184,605	1.0

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
20,861	Lockheed Martin Corp.	$7,973,074	0.9
99,333	Raytheon Technologies Corp.	8,811,830	1.1
34,957	Union Pacific Corp.	7,855,887	0.9
45,838	United Parcel Service, Inc. ‑ Class B	9,836,835	1.2
		99,158,527	12.0

	Information Technology: 15.9%
27,750	Accenture PLC	7,829,940	0.9
16,607 (1)	Adobe, Inc.	8,379,560	1.0
64,471	Apple, Inc.	8,033,731	1.0
16,946	Broadcom, Inc.	8,004,104	1.0
149,316	Cisco Systems, Inc.	7,898,816	1.0
121,218	Intel Corp.	6,923,972	0.8
57,379	International Business Machines Corp.	8,247,657	1.0
21,579	Mastercard, Inc. - Class A	7,780,956	0.9
33,342	Microsoft Corp.	8,324,831	1.0
15,014	Nvidia Corp.	9,755,797	1.2
109,568	Oracle Corp.	8,627,384	1.0
32,680 (1)	PayPal Holdings, Inc.	8,497,454	1.0
59,411	Qualcomm, Inc.	7,993,156	1.0
36,810 (1)	Salesforce.com, Inc.	8,764,461	1.1
41,573	Texas Instruments, Inc.	7,891,387	1.0
36,480	Visa, Inc. - Class A	8,291,904	1.0
		131,245,110	15.9

	Materials: 3.0%
119,641	Dow, Inc.	8,185,837	1.0
98,698	DuPont de Nemours, Inc.	8,348,864	1.0
27,681	Linde Public Ltd.	8,320,909	1.0
		24,855,610	3.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 2.0%
32,596	American Tower Corp.	$8,326,974	1.0
66,990	Simon Property Group, Inc.	8,607,545	1.0
		16,934,519	2.0

	Utilities: 3.8%
80,321	Duke Energy Corp.	8,049,771	1.0
177,702	Exelon Corp.	8,017,914	0.9
104,150	NextEra Energy, Inc.	7,625,863	0.9
125,609	Southern Co.	8,028,927	1.0
		31,722,475	3.8
	Total Common Stock
	(Cost $436,354,923)	820,707,271	99.2

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
5,956,000 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $5,956,000)	5,956,000	0.7
	Total Short-Term Investments (Cost $5,956,000)	5,956,000	0.7
	Total Investments in Securities (Cost $442,310,923)	$826,663,271	99.9
	Assets in Excess of Other Liabilities	875,375	0.1
	Net Assets	$827,538,646	100.0

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of May 31, 2021.

See Accompanying Notes to Financial Statements
30

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$820,707,271	$—	$—	$820,707,271
Short-Term Investments	5,956,000	—	—	5,956,000
Total Investments, at fair value	$826,663,271	$—	$—	$826,663,271
Other Financial Instruments+
Futures	120,469	—	—	120,469
Total Assets	$826,783,740	$—	$—	$826,783,740

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the following futures contracts were outstanding for Voya Corporate Leaders® 100 Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	30	06/18/21	$6,303,600	$120,469
			$6,303,600	$120,469
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$120,469
Total Asset Derivatives		$120,469

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the

Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).
See Accompanying Notes to Financial Statements
31

PORTFOLIO OF INVESTMENTS
Voya Corporate Leaders® 100 Fund	as of May 31, 2021 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,997,067
Total	$1,997,067
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(629,339)
Total	$(629,339)
At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $464,116,461.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$385,401,391
Gross Unrealized Depreciation	(22,734,112)
Net Unrealized Appreciation	$362,667,279

See Accompanying Notes to Financial Statements
32

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.8%
	Communication Services: 0.9%
188,619 (1)	Imax Corp.	$4,076,057	0.9

	Consumer Discretionary: 15.5%
141,383 (1)	Academy Sports & Outdoors, Inc.	5,164,721	1.1
93,689 (1)	Bloomin Brands, Inc.	2,768,510	0.6
83,091 (1)	Boyd Gaming Corp.	5,350,230	1.2
66,902	Callaway Golf Co.	2,470,022	0.5
42,487 (1)	Capri Holdings Ltd.	2,409,438	0.5
10,810 (1)	CROCS, Inc.	1,094,404	0.2
150,439	Dana, Inc.	4,081,410	0.9
8,343 (1)	Deckers Outdoor Corp.	2,798,576	0.6
97,352 (1)	Golden Entertainment, Inc.	4,151,089	0.9
175,523 (1)	Goodyear Tire & Rubber Co.	3,480,621	0.8
70,648	Guess?, Inc.	2,074,932	0.5
58,603	Kontoor Brands, Inc.	3,751,764	0.8
53,182	La-Z-Boy, Inc.	2,192,694	0.5
26,216	LCI Industries	3,907,495	0.8
175,055 (1)	Leslie’s, Inc.	5,104,604	1.1
10,555	Lithia Motors, Inc.	3,715,254	0.8
48,850 (1)	Malibu Boats, Inc.	3,830,817	0.8
26,581 (1)	Marriott Vacations Worldwide Corp.	4,579,640	1.0
233,713 (1)	Modine Manufacturing Co.	4,111,012	0.9
640 (1)	RH	410,272	0.1
28,906 (1)	Six Flags Entertainment Corp.	1,313,200	0.3
34,438	Winnebago Industries	2,547,034	0.6
		71,307,739	15.5

	Consumer Staples: 1.7%
125,702 (1)	elf Beauty, Inc.	3,519,656	0.8
85,394 (1)	Performance Food Group Co.	4,280,801	0.9
		7,800,457	1.7

	Energy: 2.9%
168,527	APA Corp.	3,505,362	0.8
274,320	DHT Holdings, Inc.	1,755,648	0.4
72,942 (1)	Dril-Quip, Inc.	2,445,745	0.5
271,393	Marathon Oil Corp.	3,286,569	0.7
40,921 (1)	Renewable Energy Group, Inc.	2,499,046	0.5
		13,492,370	2.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: 19.3%
100,549	Atlantic Union Bankshares Corp.	$4,124,520	0.9
100,837	BankUnited, Inc.	4,819,000	1.0
25,613	Berkshire Hills Bancorp, Inc.	710,761	0.1
141,006	Cadence BanCorp	3,155,714	0.7
74,633	Columbia Banking System, Inc.	3,221,160	0.7
102,311	ConnectOne Bancorp, Inc.	2,832,992	0.6
72,017	Cowen, Inc.	2,832,429	0.6
196,319	Eastern Bankshares, Inc.	4,397,546	1.0
102,435	First Foundation, Inc.	2,571,118	0.6
119,921	First Horizon Corp.	2,286,893	0.5
158,818	First Midwest Bancorp., Inc.	3,324,061	0.7
57,031 (1)	Green Dot Corp.	2,314,888	0.5
111,421	Home Bancshares, Inc./ Conway AR	3,048,479	0.7
96,014	New York Community Bancorp., Inc.	1,149,288	0.2
133,301	OFG Bancorp	3,212,554	0.7
44,551	Origin Bancorp, Inc.	1,966,927	0.4
88,496	Pacific Premier Bancorp, Inc.	4,068,161	0.9
14,066 (1)	Palomar Holdings, Inc.	1,026,818	0.2
39,682	Pinnacle Financial Partners, Inc.	3,607,887	0.8
54,361	PJT Partners, Inc.	3,958,568	0.9
22,811	Primerica, Inc.	3,700,172	0.8
78,088	PROG Holdings, Inc.	4,116,799	0.9
162,797	Provident Financial Services, Inc.	4,112,252	0.9
11,038	Signature Bank	2,756,741	0.6
42,113	South State Corp.	3,740,056	0.8
75,636	Stifel Financial Corp.	5,240,062	1.1
125,613 (1)	Trean Insurance Group, Inc.	2,110,298	0.5
44,957	Western Alliance Bancorp.	4,496,150	1.0
		88,902,294	19.3

	Health Care: 11.7%
32,320 (1)	Addus HomeCare Corp.	3,108,214	0.7
67,373 (1)	Akouos, Inc.	879,891	0.2
109,481 (1)	Amicus Therapeutics, Inc.	1,013,794	0.2
53,268 (1)	AMN Healthcare Services, Inc.	4,724,872	1.0
24,351 (1)	Arena Pharmaceuticals, Inc.	1,488,090	0.3

See Accompanying Notes to Financial Statements
33

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
33,883 (1)	Arrowhead Pharmaceuticals, Inc.	$2,459,906	0.5
29,232 (1)	Biohaven Pharmaceutical Holding Co. Ltd.	2,543,184	0.6
14,313 (1)	Blueprint Medicines Corp.	1,307,493	0.3
50,785	Encompass Health Corp.	4,356,845	0.9
53,278	Ensign Group, Inc.	4,432,730	1.0
110,089 (1)	Epizyme, Inc.	906,032	0.2
28,276 (1)	Fate Therapeutics, Inc.	2,165,942	0.5
30,303 (1)	Haemonetics Corp.	1,710,907	0.4
49,164 (1)	Integer Holdings Corp.	4,447,867	1.0
26,184 (1)	ModivCare, Inc.	3,855,070	0.8
29,579 (1)	Natera, Inc.	2,784,567	0.6
67,049 (1)(2)	Ontrak, Inc.	2,036,949	0.4
22,418 (1)	Rocket Pharmaceuticals, Inc.	952,765	0.2
102,505	Select Medical Holdings Corp.	4,107,375	0.9
86,177 (1)	Sotera Health Co.	2,076,866	0.5
26,917 (1)	Syneos Health, Inc.	2,366,004	0.5
		53,725,363	11.7

	Industrials: 15.7%
29,189	ABM Industries, Inc.	1,456,239	0.3
77,790 (1)(2)	ACV Auctions, Inc.	2,016,317	0.4
120,734 (1)	Air Transport Services Group, Inc.	2,999,033	0.7
22,485	Alamo Group, Inc.	3,466,737	0.8
57,190	Altra Industrial Motion Corp.	3,756,811	0.8
29,593 (1)	ASGN, Inc.	3,050,742	0.7
31,684	Barrett Business Services, Inc.	2,359,508	0.5
105,257 (1)	Builders FirstSource, Inc.	4,688,147	1.0
8,640 (1)	CACI International, Inc.	2,202,854	0.5
49,052 (1)	Casella Waste Systems, Inc.	3,307,576	0.7
34,117	Curtiss-Wright Corp.	4,275,542	0.9
156,403 (1)	Daseke, Inc.	1,132,358	0.2
45,555	EMCOR Group, Inc.	5,744,941	1.3
33,254	EnerSys	3,133,857	0.7
14,010	Heidrick & Struggles International, Inc.	602,990	0.1
96,308	Hillenbrand, Inc.	4,391,645	1.0
47,139 (1)	Huron Consulting Group, Inc.	2,578,975	0.6
32,560	ICF International, Inc.	2,862,024	0.6
32,993	John Bean Technologies Corp.	4,751,982	1.0
34,360 (1)	Plug Power, Inc.	1,054,852	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
22,308	Regal Beloit Corp.	$3,172,867	0.7
15,110 (1)	Skywest, Inc.	740,843	0.2
36,182 (1)	SP Plus Corp.	1,182,790	0.3
90,564 (1)	Sun Country Airlines Holdings, Inc.	3,368,981	0.7
37,866	Werner Enterprises, Inc.	1,817,189	0.4
15,091	Woodward, Inc.	1,919,273	0.4
		72,035,073	15.7

	Information Technology: 17.2%
174,492	Absolute Software Corp.	2,425,439	0.5
110,475 (1)	ACI Worldwide, Inc.	4,226,773	0.9
151,813 (1)	Avaya Holdings Corp.	4,353,997	1.0
31,836	Badger Meter, Inc.	3,042,567	0.7
67,916 (1)	Box, Inc.	1,583,122	0.3
20,474	CMC Materials, Inc.	3,159,752	0.7
50,962 (1)	Commvault Systems, Inc.	3,881,776	0.8
22,739 (1)	Concentrix Corp.	3,472,700	0.8
71,543	CSG Systems International, Inc.	3,150,754	0.7
245,847 (1)	Diebold Nixdorf, Inc.	3,328,768	0.7
66,310 (1)	Envestnet, Inc.	4,772,331	1.0
21,771 (1)	Euronet Worldwide, Inc.	3,257,812	0.7
96,455	EVERTEC, Inc.	4,198,686	0.9
278,346 (1)	Harmonic, Inc.	1,940,072	0.4
33,439 (1)	Itron, Inc.	3,188,409	0.7
25,387 (1)	j2 Global, Inc.	3,161,443	0.7
164,919 (1)	Knowles Corp.	3,387,436	0.7
46,321 (1)	Onto Innovation, Inc.	3,324,458	0.7
38,662 (1)	Q2 Holdings, Inc.	3,670,184	0.8
73,138 (1)	SMART Global Holdings, Inc.	3,466,741	0.8
11,743 (1)(2)	SunPower Corp.	274,669	0.1
70,251 (1)	Ultra Clean Holdings, Inc.	3,957,239	0.9
238,510 (1)	Viavi Solutions, Inc.	4,181,080	0.9
250,754 (1)	Vonage Holdings Corp.	3,455,390	0.8
		78,861,598	17.2

	Materials: 7.1%
93,501	Avient Corp.	4,860,182	1.1
140,032 (2)	Cleveland-Cliffs, Inc.	2,817,444	0.6
100,692	Commercial Metals Co.	3,168,777	0.7
152,253	Glatfelter Corp.	2,247,254	0.5
58,274 (1)	Ingevity Corp.	4,796,533	1.0
22,876	Minerals Technologies, Inc.	1,990,212	0.4

See Accompanying Notes to Financial Statements
34

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
53,601	Sealed Air Corp.	$3,047,753	0.7
40,439	Sensient Technologies Corp.	3,508,083	0.8
87,837 (1)	Summit Materials, Inc.	3,058,484	0.7
51,439 (1)	US Concrete, Inc.	2,931,509	0.6
		32,426,231	7.1

	Real Estate: 6.3%
120,294	Acadia Realty Trust	2,610,380	0.6
123,378	American Assets Trust, Inc.	4,509,466	1.0
181,666 (1)	Chatham Lodging Trust	2,392,541	0.5
106,384	CubeSmart	4,658,555	1.0
198,036 (1)	Cushman & Wakefield PLC	3,764,664	0.8
120,261	Easterly Government Properties, Inc.	2,493,010	0.5
59,915	QTS Realty Trust, Inc.	3,797,413	0.8
28,681 (1)	Ryman Hospitality Properties	2,148,494	0.5
141,573 (1)	Xenia Hotels & Resorts, Inc.	2,747,932	0.6
		29,122,455	6.3

	Utilities: 1.5%
47,613	Black Hills Corp.	3,132,459	0.7
27,129	NorthWestern Corp.	1,718,622	0.3
47,219	Portland General Electric Co.	2,263,679	0.5
		7,114,760	1.5
	Total Common Stock
	(Cost $407,532,248)	458,864,397	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.8%
	Repurchase Agreements: 1.3%
1,394,800 (3)	Cantor Fitzgerald Securities, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,394,802, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.500%, Market Value plus accrued interest $1,422,696, due 06/25/21-04/20/71)	1,394,800	0.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,325,953 (3)	Citadel Securities LLC, Repurchase Agreement dated 05/28/21, 0.04%, due 06/01/21 (Repurchase Amount $1,325,959, collateralized by various U.S. Government Securities, 0.000%-7.625%, Market Value plus accrued interest $1,353,795, due 05/31/21-05/15/51)	$1,325,953	0.3
482,430 (3)	Citigroup, Inc., Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $482,431, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-3.500%, Market Value plus accrued interest $492,079, due 02/28/23-01/15/59)	482,430	0.1
1,394,839 (3)	Daiwa Capital Markets, Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,394,841, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $1,422,698, due 03/01/22-06/01/51)	1,394,839	0.3
1,394,839 (3)	RBC Dominion Securities Inc., Repurchase Agreement dated 05/28/21, 0.01%, due 06/01/21 (Repurchase Amount $1,394,841, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $1,422,736, due 06/01/21-10/01/52)	1,394,839	0.3

See Accompanying Notes to Financial Statements
35

PORTFOLIO OF INVESTMENTS
Voya Small Company Fund	as of May 31, 2021 (continued)

Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
Total Repurchase Agreements (Cost $5,992,861)	$5,992,861	1.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
2,111,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $2,111,000)	2,111,000	0.5
	Total Short-Term Investments (Cost $8,103,861)	8,103,861	1.8
Shares	Value	Percentage of Net Assets
	Mutual Funds (continued)
Total Investments in Securities (Cost $415,636,109)	$466,968,258	101.6
Liabilities in Excess of Other Assets	(7,496,307)	(1.6)
Net Assets	$459,471,951	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$458,864,397	$—	$—	$458,864,397
Short-Term Investments	2,111,000	5,992,861	—	8,103,861
Total Investments, at fair value	$460,975,397	$5,992,861	$—	$466,968,258

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $416,229,084.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$66,968,850
Gross Unrealized Depreciation	(16,219,734)
Net Unrealized Appreciation	$50,749,116

See Accompanying Notes to Financial Statements
36

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended May 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Corporate Leaders® 100 Fund
Class A	NII	$0.3964
Class C	NII	$0.2494
Class I	NII	$0.4636
Class P3	NII	$0.4656
Class R	NII	$0.3244
Class R6	NII	$0.4655
Class W	NII	$0.4230
All Classes	STCG	$0.5157
All Classes	LTCG	$3.9699
Fund Name	Type	Per Share Amount
Voya Small Company Fund
Class I	STCG	$0.0236
Class R6	STCG	$0.0239
Class W	STCG	$0.0176

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Corporate Leaders® 100 Fund	57.48%
Voya Small Company Fund	5.39%
For the year ended May 31, 2021, the following are percentages of ordinary distributions paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Corporate Leaders® 100 Fund	58.32%
Voya Small Company Fund	5.23%
The Funds designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):
Voya Corporate Leaders® 100 Fund	100.00%
Voya Small Company Fund	100.00%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Corporate Leaders® 100 Fund	$124,617,626
The Funds designate the following amounts as Section 199A dividends:
Voya Corporate Leaders® 100 Fund	$442,910
Voya Small Company Fund	$435,330
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
37

Trustee and Officer Information (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	May 2013 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	May 2013 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	May 2013 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.
38

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2021.

39

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021); Vice President, Mutual Fund Compliance (March 2014 – June 2016).
40

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
41

Trustee and Officer Information (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

42

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163050         (0521-072721)

Annual Report
May 31, 2021
Classes A, C, I, P3, R and W
Domestic Equity Fund
■
Voya Mid Cap Research Enhanced Index Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

As the Pandemic Recedes, the Economy Keeps Growing
Dear Shareholder,
Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 knockdown. Market participants have been weighing better-than-expected corporate earnings against the potential for higher-than-expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Over the one-year period covered in this report, however, stocks delivered strong performance, whereas fixed income asset classes produced mixed results. In mid-June, the Federal Open Market Committee (“FOMC”) concluded its regular meeting at which U.S. Federal Reserve Board (“Fed”) officials review current economic and labor market conditions and decided whether they should adjust monetary policy in response to those conditions. As expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. Though we believe there is still uncertainty about the future path of interest rates, the FOMC reiterated that its current policy stances will remain in place until the Fed sees substantial further progress towards its goal of full employment.
In our opinion, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were largely driven by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit the most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our view. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe that the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
While, in our view, the economy and financial markets are upholding their recent strength and expected to continue doing so this year, there is always the potential for a game-changing surprise. Therefore, it bears repeating that we believe one should invest to achieve one’s long-term goals, and not seek to beat the market today, this week, this month or this year. It is our view that you should keep focused on your long-term goals and don’t get distracted by short-term news, however compelling the headlines. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 16, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
S&P MidCap 400® Index*	An index that measures the performance of the mid-size company segment of the U.S. market.

*
The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Voya Financial. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Voya Financial Product(s) is/are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

2

Portfolio Managers’ Report	Voya Mid Cap Research Enhanced Index Fund

Sector Diversification as of May 31, 2021 (as a percentage of net assets)

Industrials	18.2%
Financials	16.5%
Consumer Discretionary	14.6%
Information Technology	13.3%
Health Care	9.9%
Real Estate	9.5%
Materials	6.3%
Utilities	3.5%
Consumer Staples	3.3%
Communication Services	1.9%
Energy	1.6%
Exchange-Traded Funds	1.2%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
Portfolio holdings are subject to change daily.
Voya Mid Cap Research Enhanced Index Fund (the “Fund”) seeks long-term capital growth. The Fund is managed by Steve Wetter, Vincent Costa, CFA, Peg DiOrio, CFA, and Kai Yee Wong, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 56.36% compared to the S&P MidCap 400® Index (the “Index” or “S&P MidCap”), which returned 56.77% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. On the sector level, stock selection within the financials and consumer discretionary sectors had the largest positive impact on performance. Among the key contributors were overweights to consumer discretionary stocks, Scientific Games Corporation and Etsy, Inc., an online retailer, and an underweight in financials stock Renaissance Re Holdings Ltd. Conversely, stock selection within the information technology and consumer staples sectors had the largest negative impact on performance. At the individual stock level, key detractors included underweight positions in Darling Ingredients Inc., a company focused on the development of natural foods, and Enphase Energy, Inc., a global energy company operating in the tech sector, and an overweight to Monolithic Power Systems, Inc.
Top Ten Holdings as of May 31, 2021 (as a percentage of net assets)

iShares Core S&P Mid-Cap ETF	1.2%
Molina Healthcare, Inc.	0.9%
UGI Corp.	0.8%
Old Republic International Corp.	0.8%
Arrow Electronics, Inc.	0.8%
Owens Corning, Inc.	0.8%
RPM International, Inc.	0.8%
EMCOR Group, Inc.	0.8%
ITT, Inc.	0.8%
Deckers Outdoor Corp.	0.7%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Fund uses an actively managed strategy that combines fundamental stock research with our proprietary quantitative models, what some like to call “quantamental.” Our proprietary quantitative models seek to identify what we believe are high quality, profitable companies that are relatively undervalued, have growth potential and are, in our view, likely to be favored by investors. The Fund also utilizes fundamental equity research to select companies that we believe would outperform the Index and that are uncorrelated to our quantitative models. We believe this unique approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya Mid Cap Research Enhanced Index Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year	Since Inception of Class P3 June 4, 2018
Including Sales Charge:
Class A(1)	47.37%	10.80%	9.51%	—
Class C(2)	54.55%	11.58%	9.30%	—
Class I	56.78%	12.41%	10.13%	—
Class P3	57.88%	—	—	12.47%
Class R	55.97%	11.85%	9.57%	—
Class W(3)	56.68%	12.31%	10.07%	—
Excluding Sales Charge:
Class A	56.36%	12.12%	9.84%	—
Class C	55.55%	11.58%	9.30%	—
Class I	56.78%	12.41%	10.13%	—
Class P3	57.88%	—	—	12.47%
Class R	55.97%	11.85%	9.57%	—
Class W(3)	56.68%	12.31%	10.07%	—
S&P MidCap 400	56.77%	14.62%	12.29%	13.34%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Mid Cap Research Enhanced Index Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 3%. Effective November 15, 2012, the maximum Class A sales charge was increased to 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Prior to November 15, 2012, the Class C deferred sales charge was 0.75%.

(3)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

4

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020 to May 31, 2021. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2021*
Class A	$1,000.00	$1,285.80	0.95%	$5.41	$1,000.00	$1,020.19	0.95%	$4.78
Class C	1,000.00	1,282.30	1.45	8.25	1,000.00	1,017.70	1.45	7.29
Class I	1,000.00	1,287.20	0.70	3.99	1,000.00	1,021.44	0.70	3.53
Class P3	1,000.00	1,291.40	0.00	0.00	1,000.00	1,024.93	0.00	0.00
Class R	1,000.00	1,284.00	1.20	6.83	1,000.00	1,018.95	1.20	6.04
Class W	1,000.00	1,286.40	0.70	3.99	1,000.00	1,021.44	0.70	3.53

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Mid Cap Research Enhanced Index Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Mid Cap Research Enhanced Index Fund (the “Fund”) (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2021
6

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2021

ASSETS:
Investments in securities at fair value+*	$145,654,164
Short-term investments at fair value†	475,082
Cash	37,471
Receivables:
Fund shares sold	5,711
Dividends	133,263
Prepaid expenses	28,978
Reimbursement due from Investment Adviser	22,081
Other assets	20,987
Total assets	146,377,737
LIABILITIES:
Payable for fund shares redeemed	34,160
Payable upon receipt of securities loaned	123,082
Payable for investment management fees	67,854
Payable for distribution and shareholder service fees	32,447
Payable to trustees under the deferred compensation plan (Note 6)	20,987
Payable for trustee fees	608
Other accrued expenses and liabilities	133,647
Total liabilities	412,785
NET ASSETS	$145,964,952
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$95,601,607
Total distributable earnings	50,363,345
NET ASSETS	$145,964,952
+ Including securities loaned at value	$120,142
* Cost of investments in securities	$103,791,275
† Cost of short-term investments	$475,082
See Accompanying Notes to Financial Statements
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2021 (continued)

Class A
Net assets	$122,816,703
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	5,808,048
Net asset value and redemption price per share†	$21.15
Maximum offering price per share (5.75%)(1)	$22.44
Class C
Net assets	$816,154
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	41,893
Net asset value and redemption price per share†	$19.48
Class I
Net assets	$7,901,136
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	360,833
Net asset value and redemption price per share	$21.90
Class P3
Net assets	$4,286
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	190
Net asset value and redemption price per share	$22.57
Class R
Net assets	$14,248,832
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	688,717
Net asset value and redemption price per share	$20.69
Class W
Net assets	$177,841
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	8,097
Net asset value and redemption price per share	$21.96

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
8

STATEMENT OF OPERATIONS for the year ended May 31, 2021

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,732,249
Securities lending income, net	8,789
Total investment income	1,741,038
EXPENSES:
Investment management fees	669,280
Distribution and shareholder service fees:
Class A	256,225
Class C	5,483
Class R	57,906
Transfer agent fees:
Class A	171,803
Class C	1,225
Class I	7,209
Class P3	39
Class R	19,412
Class W	230
Shareholder reporting expense	18,250
Registration fees	109,722
Professional fees	41,610
Custody and accounting expense	53,290
Trustee fees	4,867
Licensing fee (Note 7)	18,255
Miscellaneous expense	17,819
Total expenses	1,452,625
Waived and reimbursed fees	(285,816)
Net expenses	1,166,809
Net investment income	574,229
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	15,451,539
Net realized gain	15,451,539
Net change in unrealized appreciation (depreciation) on:
Investments	38,684,956
Net change in unrealized appreciation (depreciation)	38,684,956
Net realized and unrealized gain	54,136,495
Increase in net assets resulting from operations	$54,710,724
* Foreign taxes withheld	$1,160
See Accompanying Notes to Financial Statements
9

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS:
Net investment income	$574,229	$1,011,176
Net realized gain (loss)	15,451,539	(4,271,057)
Net change in unrealized appreciation (depreciation)	38,684,956	6,406
Increase (decrease) in net assets resulting from operations	54,710,724	(3,253,475)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(641,134)	(862,824)
Class C	(412)	(10,958)
Class I	(54,466)	(81,556)
Class P3	(30)	(17)
Class R	(48,323)	(131,422)
Class W	(1,181)	—
Total distributions	(745,546)	(1,086,777)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,072,160	11,979,566
Reinvestment of distributions	733,662	1,068,975
	3,805,822	13,048,541
Cost of shares redeemed	(16,267,912)	(28,030,578)
Net decrease in net assets resulting from capital share transactions	(12,462,090)	(14,982,037)
Net increase (decrease) in net assets	41,503,088	(19,322,289)
NET ASSETS:
Beginning of year or period	104,461,864	123,784,153
End of year or period	$145,964,952	$104,461,864
See Accompanying Notes to Financial Statements
10

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-21	13.61	0.08•	7.57	7.65	0.11	—	—	0.11	—	21.15	56.36	1.18	0.95	0.95	0.48	122,817	65
05-31-20	14.21	0.13	(0.60)	(0.47)	0.13	—	—	0.13	—	13.61	(3.44)	1.20	0.96	0.96	0.86	87,097	51
05-31-19	17.34	0.14•	(1.50)	(1.36)	0.15	1.62	—	1.77	—	14.21	(7.34)	1.14	0.95	0.95	0.92	96,138	66
05-31-18	16.93	0.09	1.61	1.70	0.08	1.21	—	1.29	—	17.34	10.16	1.12	0.98	0.98	0.50	45,219	83
05-31-17	14.97	0.11	2.13	2.24	0.14	0.14	—	0.28	—	16.93	14.97	1.12	0.99	0.99	0.63	48,554	90
Class C
05-31-21	12.53	(0.00)*•	6.96	6.96	0.01	—	—	0.01	—	19.48	55.55	1.68	1.45	1.45	(0.01)	816	65
05-31-20	13.07	0.05•	(0.55)	(0.50)	0.04	—	—	0.04	—	12.53	(3.85)	1.70	1.46	1.46	0.37	749	51
05-31-19	16.07	0.06	(1.39)	(1.33)	0.05	1.62	—	1.67	—	13.07	(7.80)	1.64	1.45	1.45	0.39	4,252	66
05-31-18	15.77	0.01	1.50	1.51	—	1.21	—	1.21	—	16.07	9.65	1.62	1.48	1.48	(0.00)*	5,315	83
05-31-17	13.97	0.03	1.97	2.00	0.06	0.14	—	0.20	—	15.77	14.36	1.62	1.49	1.49	0.13	6,634	90
Class I
05-31-21	14.08	0.13•	7.83	7.96	0.14	—	—	0.14	—	21.90	56.78	0.88	0.70	0.70	0.74	7,901	65
05-31-20	14.70	0.17•	(0.62)	(0.45)	0.17	—	—	0.17	—	14.08	(3.25)	0.89	0.71	0.71	1.11	6,603	51
05-31-19	17.83	0.19•	(1.54)	(1.35)	0.16	1.62	—	1.78	—	14.70	(7.08)	0.83	0.70	0.70	1.14	8,015	66
05-31-18	17.38	0.13	1.66	1.79	0.13	1.21	—	1.34	—	17.83	10.43	0.82	0.73	0.73	0.75	9,844	83
05-31-17	15.35	0.15•	2.19	2.34	0.17	0.14	—	0.31	—	17.38	15.29	0.82	0.74	0.74	0.89	9,569	90
Class P3
05-31-21	14.42	0.26•	8.05	8.31	0.16	—	—	0.16	—	22.57	57.88	1.93	0.00*	0.00*	1.43	4	65
05-31-20	14.88	0.28•	(0.65)	(0.37)	0.09	—	—	0.09	—	14.42	(2.58)	1.89	0.01	0.01	1.81	3	51
06-04-18(4) - 05-31-19	18.07	0.30	(1.77)	(1.47)	0.10	1.62	—	1.72	—	14.88	(7.63)	1.83	0.00*	0.00*	1.88	3	66
Class R
05-31-21	13.32	0.04•	7.40	7.44	0.07	—	—	0.07	—	20.69	55.97	1.43	1.20	1.20	0.23	14,249	65
05-31-20	13.98	0.09	(0.58)	(0.49)	0.17	—	—	0.17	—	13.32	(3.70)	1.45	1.21	1.21	0.61	9,927	51
05-31-19	17.06	0.11	(1.48)	(1.37)	0.09	1.62	—	1.71	—	13.98	(7.54)	1.39	1.20	1.20	0.64	11,824	66
05-31-18	16.67	0.05	1.59	1.64	0.04	1.21	—	1.25	—	17.06	9.93	1.37	1.23	1.23	0.25	13,969	83
05-31-17	14.75	0.06	2.10	2.16	0.10	0.14	—	0.24	—	16.67	14.67	1.37	1.24	1.24	0.38	15,048	90
Class W
05-31-21	14.13	0.13•	7.85	7.98	0.15	—	—	0.15	—	21.96	56.68	0.93	0.70	0.70	0.73	178	65
05-31-20	14.60	0.17•	(0.64)	(0.47)	—	—	—	—	—	14.13	(3.22)	0.95	0.71	0.71	1.11	84	51
05-31-19	17.81	0.19	(1.61)	(1.42)	0.17	1.62	—	1.79	—	14.60	(7.48)	0.89	0.70	0.70	1.14	105	66
05-31-18	17.34	0.14	1.67	1.81	0.13	1.21	—	1.34	—	17.81	10.57	0.87	0.73	0.73	0.71	136	83
05-31-17	15.33	0.15•	2.17	2.32	0.17	0.14	—	0.31	—	17.34	15.19	0.87	0.74	0.74	0.88	205	90

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
11

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021

NOTE 1 — ORGANIZATION
Voya Equity Trust ( the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for Voya Mid Cap Research Enhanced Index Fund (“Mid Cap Research Enhanced Index” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class P3, Class R and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”).

13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Securities Lending. The Fund has the option to temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Fund. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2021, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
Purchases	Sales
$77,593,661	$90,122,844
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates: 0.550% on the first $500 million, 0.525% on the next $250 million, 0.500% on the next $1.25 billion, and 0.475% in excess of $2 billion.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except as noted below) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund, except Class I, Class P3 and Class W, pays the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C	Class R
0.25%	0.75%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Fund, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2021, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,492	$—
Contingent Deferred Sales Charges:	$—	$10
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2021, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Fund:
Subsidiary	Percentage
Voya Institutional Trust Company	9.49%
The Investment Advisor may direct the Fund’s Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate the Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

expenses of the Fund. Any amount credited to the Fund is reflected as brokerage commission recapture on the accompanying Statement of Operations.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2021, the per account fees for affiliated recordkeeping services paid by the Fund were $19,199.
NOTE 7 — LICENSING FEE
The Fund pays an annual licensing fee to S&P Opco, LLC.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to 1.00%, 1.50%, 0.75%, 0.00%, 1.25%, and 0.75% for Class A, Class C, Class I, Class P3, Class R and Class W, respectively.
Pursuant to a side letter agreement, through October 1, 2021, the Investment Adviser has further lowered the expense limits to 0.95%, 1.45%, 0.70%, 0.00%, 1.20% and 0.70% for Class A, Class C, Class I, Class P3, Class R and Class W, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Unless otherwise specified above, the Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2021, the Fund did not have any amount of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Advisor.
The Expense Limitation Agreement is contractual through October 1, 2021 and the Expense Limitation Agreement shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 14, 2021, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 30-day extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
During the year ended May 31, 2021, the Fund did not utilize the line of credit.

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2021	93,434	—	36,517	(723,240)	—	(593,289)	1,652,057	—	631,014	(12,092,271)	—	(9,809,200)
5/31/2020	326,301	—	52,444	(981,277)	238,377	(364,155)	5,074,069	—	847,492	(14,207,571)	3,766,357	(4,519,653)
Class C
5/31/2021	4,532	—	26	(22,427)	—	(17,869)	76,072	—	408	(331,801)	—	(255,321)
5/31/2020	8,817	—	724	(275,162)	—	(265,621)	122,930	—	10,788	(4,029,709)	—	(3,895,991)
Class I
5/31/2021	21,237	—	3,004	(132,354)	—	(108,113)	381,765	—	53,690	(2,075,737)	—	(1,640,282)
5/31/2020	377,537	—	4,839	(458,756)	—	(76,380)	6,160,299	—	80,814	(7,465,785)	—	(1,224,672)
Class O(1)
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	425	—	—	(4,558)	(234,810)	(238,943)	6,711	—	—	(69,069)	(3,766,357)	(3,828,715)
Class P3
5/31/2021	—	—	2	—	—	2	—	—	30	—	—	30
5/31/2020	—	—	1	—	—	1	—	—	17	—	—	17
Class R
5/31/2021	49,715	—	2,833	(109,200)	—	(56,652)	930,574	—	47,934	(1,768,000)	—	(789,492)
5/31/2020	46,224	—	8,204	(154,880)	—	(100,452)	615,557	—	129,864	(2,241,369)	—	(1,495,948)
Class W
5/31/2021	2,149	—	33	(6)	—	2,176	31,692	—	586	(103)	—	32,175
5/31/2020	—	—	—	(1,251)	—	(1,251)	—	—	—	(17,075)	—	(17,075)

(1)
Class O converted to Class A on November 22, 2019.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the Market Close of the Fund at its last sale price or official closing price on the principal exchange or system on which it is traded and any additional collateral is delivered to the Fund on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Fund bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Fund indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the fund.

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 11 — SECURITIES LENDING (continued)

The following table represents a summary of the Fund's securities lending agreements by counterparty which are subject to offset under the Agreement as of May 31, 2021:
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$55,914	$(55,914)	$—
Wells Fargo Securities LLC	64,228	(64,228)	—
Total	$120,142	$(120,142)	$—

(1)
Cash collateral with a fair value of $123,082 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2021	Year Ended May 31, 2020
Ordinary Income	Ordinary Income
$745,546	$1,086,777
The tax-basis components of distributable earnings as of May 31, 2021 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other	Total Distributable Earnings/ (Loss)
$2,493,119	$6,577,724	$41,314,151	$—	$(21,649)	$50,363,345
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 14 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 14 — LIQUIDITY (continued)

Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2020 through December 31, 2020, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 15 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 16 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —  Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Fund has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —  Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 17 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 14, 2021, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 17 — SUBSEQUENT EVENTS (continued)

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

21

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 1.9%
6,737 (1)	Altice USA, Inc.	$242,936	0.2
218	Cable One, Inc.	395,792	0.3
1,583	Fox Corp. - Class A	59,125	0.0
5,914	Interpublic Group of Cos., Inc.	199,243	0.1
13,498 (1)	Iridium Communications, Inc.	515,759	0.4
10,438	New York Times Co.	446,955	0.3
929 (1)	Pinterest, Inc.	60,664	0.0
194 (1)	Roku, Inc.	67,262	0.1
8,759	Telephone & Data Systems, Inc.	225,281	0.2
12,266 (1)	Yelp, Inc.	491,989	0.3
		2,705,006	1.9

	Consumer Discretionary: 14.6%
3,876 (1)	2U, Inc.	141,164	0.1
4,372 (1)	Adient plc	218,862	0.1
6,929 (1)	Adtalem Global Education, Inc.	252,077	0.2
5,706 (1)	Autonation, Inc.	582,754	0.4
2,612	BorgWarner, Inc.	133,969	0.1
10,529 (1)	Boyd Gaming Corp.	677,962	0.5
3,680	Brunswick Corp.	376,206	0.3
2,452	Carter’s, Inc.	250,692	0.2
343 (1)	Carvana Co.	90,926	0.1
28,961	Dana, Inc.	785,712	0.5
3,231 (1)	Deckers Outdoor Corp.	1,083,807	0.7
7,367	Dick’s Sporting Goods, Inc.	718,503	0.5
437 (1)	Etsy, Inc.	71,987	0.0
725 (1)	Five Below, Inc.	133,487	0.1
8,641	Foot Locker, Inc.	546,889	0.4
3,810 (1)	Fox Factory Holding Corp.	592,379	0.4
29,175	Gentex Corp.	1,035,712	0.7
11,514 (1)	Goodyear Tire & Rubber Co.	228,323	0.2
2,641 (1)	Grand Canyon Education, Inc.	240,173	0.2
22,035	H&R Block, Inc.	546,909	0.4
988 (1)	Helen of Troy Ltd.	207,954	0.1
1,774 (1)	Hilton Worldwide Holdings, Inc.	222,229	0.1
917	Jack in the Box, Inc.	104,171	0.1
13,381	KB Home	626,365	0.4
14,732	Kohl’s Corp.	817,479	0.6
456	Lear Corp.	88,172	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary (continued)
2,214	Lennar Corp. - Class A	$219,208	0.1
1,780	Lithia Motors, Inc.	626,542	0.4
4,529 (1)	LKQ Corp.	230,798	0.2
1,385 (1)	Marriott Vacations Worldwide Corp.	238,622	0.2
4,146 (1)	Mattel, Inc.	87,937	0.1
68 (1)	NVR, Inc.	332,332	0.2
1,753 (1)	Ollie’s Bargain Outlet Holdings, Inc.	151,529	0.1
511	Polaris, Inc.	67,053	0.0
575	Pool Corp.	251,016	0.2
4,499	Pulte Group, Inc.	259,997	0.2
919 (1)	RH	589,125	0.4
7,694 (1)	Scientific Games Corp.	558,123	0.4
18,614	Service Corp. International	986,914	0.7
2,052 (1)	Skechers USA, Inc.	97,470	0.1
18,264 (1)	Taylor Morrison Home Corp.	540,980	0.4
2,671	Tempur Sealy International, Inc.	102,833	0.1
3,787	Thor Industries, Inc.	465,801	0.3
3,003	Toll Brothers, Inc.	195,916	0.1
1,045 (1)	TopBuild Corp.	206,962	0.1
1,128	Tractor Supply Co.	204,958	0.1
11,920	Travel + Leisure Co.	776,588	0.5
24,956 (1)	Tri Pointe Homes, Inc.	601,939	0.4
278 (1)	Ulta Beauty, Inc.	96,010	0.1
20,457	Wendy’s Company	475,012	0.3
4,370	Williams-Sonoma, Inc.	740,890	0.5
2,608	Wingstop, Inc.	372,109	0.2
3,247	Wyndham Hotels & Resorts, Inc.	243,720	0.2
8,988 (1)	YETI Holdings, Inc.	787,349	0.5
		21,282,596	14.6

	Consumer Staples: 3.3%
3,419 (2)	Albertsons Cos, Inc.	65,611	0.0
8,151 (1)	BJ’s Wholesale Club Holdings, Inc.	365,083	0.2
132 (1)	Boston Beer Co., Inc.	139,677	0.1
7,997 (1)	Darling Ingredients, Inc.	547,475	0.4
4,215	Energizer Holdings, Inc.	194,058	0.1
16,278	Flowers Foods, Inc.	392,137	0.3
3,003 (1)	Herbalife Nutrition Ltd.	157,868	0.1
2,412	Hershey Co.	417,396	0.3

See Accompanying Notes to Financial Statements
22

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples (continued)
7,476	Ingredion, Inc.	$709,697	0.5
6,986	Nu Skin Enterprises, Inc.	420,278	0.3
5,785 (1)	Post Holdings, Inc.	668,341	0.5
17,987 (1)	Sprouts Farmers Market, Inc.	478,454	0.3
3,324	Tyson Foods, Inc.	264,258	0.2
		4,820,333	3.3

	Energy: 1.6%
3,621	APA Corp.	75,317	0.1
12,705 (1)	ChampionX Corp.	336,683	0.2
7,871	Cimarex Energy Co.	533,260	0.4
9,982	Devon Energy Corp.	265,122	0.2
3,689 (1)	EQT Corp.	77,026	0.1
37,036	Equitrans Midstream Corp.	305,177	0.2
1,027	Pioneer Natural Resources Co.	156,299	0.1
5,166	Targa Resources Corp.	200,751	0.1
10,417	World Fuel Services Corp.	320,114	0.2
		2,269,749	1.6

	Financials: 16.5%
122 (1)	Alleghany Corp.	87,422	0.1
7,850	Ally Financial, Inc.	429,474	0.3
1,780	Ameriprise Financial, Inc.	462,515	0.3
5,014	Bank of Hawaii Corp.	449,956	0.3
16,345	Bank OZK	698,095	0.5
1,451	Brown & Brown, Inc.	76,207	0.1
9,322	Citizens Financial Group, Inc.	465,168	0.3
28,327	CNO Financial Group, Inc.	752,365	0.5
13,857	Commerce Bancshares, Inc.	1,079,183	0.7
2,517	East West Bancorp, Inc.	188,221	0.1
10,477	Essent Group Ltd.	501,220	0.3
4,532	Evercore, Inc.	661,038	0.5
760	Factset Research Systems, Inc.	254,114	0.2
8,286	Fifth Third Bancorp	349,172	0.2
14,733	First American Financial Corp.	947,479	0.6
1,442	Globe Life, Inc.	152,016	0.1
17,530	Hancock Whitney Corp.	867,910	0.6
6,164	Hanover Insurance Group, Inc.	859,816	0.6
9,537	International Bancshares Corp.	442,517	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials (continued)
3,560	Janus Henderson Group PLC	$137,096	0.1
24,124	Jefferies Financial Group, Inc.	775,104	0.5
777	Kinsale Capital Group, Inc.	129,339	0.1
2,053	LPL Financial Holdings, Inc.	303,598	0.2
46,120	MGIC Investment Corp.	678,886	0.5
208	MSCI, Inc. - Class A	97,371	0.1
24,385	Navient Corp.	445,514	0.3
7,786	New Residential Investment Corp.	82,376	0.1
53,289	New York Community Bancorp., Inc.	637,869	0.4
44,955	Old Republic International Corp.	1,180,518	0.8
1,983	PacWest Bancorp	89,572	0.1
6,982	Popular, Inc.	569,801	0.4
4,379	Primerica, Inc.	710,318	0.5
3,089	PROG Holdings, Inc.	162,852	0.1
1,015	Prosperity Bancshares, Inc.	76,379	0.1
18,828	Regions Financial Corp.	440,763	0.3
1,375	Reinsurance Group of America, Inc.	173,291	0.1
1,410	RLI Corp.	148,727	0.1
9,884	SEI Investments Co.	627,041	0.4
4,861	Selective Insurance Group	365,887	0.2
2,419	Signature Bank	604,145	0.4
20,172	SLM Corp.	408,483	0.3
13,644	Stifel Financial Corp.	945,256	0.6
9,373	Synchrony Financial	444,374	0.3
15,666	Synovus Financial Corp.	769,514	0.5
1,432	T. Rowe Price Group, Inc.	274,013	0.2
3,210	Trustmark Corp.	107,696	0.1
9,064	UMB Financial Corp.	876,579	0.6
44,957	Umpqua Holdings Corp.	857,780	0.6
8,095	Unum Group	250,702	0.2
9,847	Webster Financial Corp.	558,128	0.4
1,868	Wintrust Financial Corp.	150,225	0.1
5,939	Zions Bancorp NA	343,749	0.2
		24,146,834	16.5

	Health Care: 9.9%
396 (1)	10X Genomics, Inc.	71,280	0.1
3,566 (1)	Acadia Pharmaceuticals, Inc.	79,664	0.1
1,185	Agilent Technologies, Inc.	163,684	0.1

See Accompanying Notes to Financial Statements
23

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care (continued)
1,186 (1)	Alexion Pharmaceuticals, Inc.	$209,388	0.1
6,064 (1)	Alkermes PLC	137,471	0.1
2,437 (1)	Amedisys, Inc.	629,648	0.4
1,662 (1)	Arrowhead Pharmaceuticals, Inc.	120,661	0.1
259 (1)	Bio-Rad Laboratories, Inc.	156,014	0.1
1,366	Bio-Techne Corp.	565,292	0.4
3,014 (1)	Cantel Medical Corp.	245,129	0.2
2,001 (1)	Charles River Laboratories International, Inc.	676,318	0.5
1,709	Chemed Corp.	839,700	0.6
2,546 (1)	Emergent Biosolutions, Inc.	154,415	0.1
24,675 (1)	Exelixis, Inc.	556,421	0.4
3,624 (1)	Globus Medical, Inc.	261,145	0.2
1,670 (1)	Haemonetics Corp.	94,288	0.1
5,981 (1)	Halozyme Therapeutics, Inc.	247,673	0.2
2,366 (1)	HealthEquity, Inc.	196,662	0.1
3,492	Hill-Rom Holdings, Inc.	388,590	0.3
3,537 (1)	Incyte Corp., Ltd.	296,330	0.2
5,316 (1)	Jazz Pharmaceuticals PLC	946,939	0.7
3,229 (1)	LHC Group, Inc.	635,629	0.4
648 (1)	Ligand Pharmaceuticals, Inc.	76,270	0.1
2,854 (1)	Masimo Corp.	615,322	0.4
1,579	McKesson Corp.	303,784	0.2
3,066 (1)	Medpace Holdings, Inc.	512,206	0.4
5,016 (1)	Molina Healthcare, Inc.	1,260,822	0.9
10,076 (1)	Nektar Therapeutics	182,073	0.1
5,251 (1)	NuVasive, Inc.	358,118	0.2
15,127	Patterson Cos., Inc.	492,233	0.3
803 (1)	Penumbra, Inc.	200,035	0.1
3,118 (1)	PRA Health Sciences, Inc.	532,929	0.4
3,980 (1)	Quidel Corp.	470,078	0.3
321 (1)	Repligen Corp.	58,618	0.0
1,514 (1)	Staar Surgical Co.	221,089	0.2
786 (1)	Tandem Diabetes Care, Inc.	67,117	0.0
4,915 (1)	Tenet Healthcare Corp.	328,863	0.2
2,727 (1)	United Therapeutics Corp.	506,949	0.3
1,156 (1)	Veeva Systems, Inc.	336,789	0.2
603	West Pharmaceutical Services, Inc.	209,548	0.1
		14,405,184	9.9

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 18.2%
4,912	Acuity Brands, Inc.	$912,404	0.6
6,556	AGCO Corp.	907,154	0.6
7,557	Allison Transmission Holdings, Inc.	319,737	0.2
2,403	Ametek, Inc.	324,645	0.2
1,468	AO Smith Corp.	104,331	0.1
7,237 (1)	ASGN, Inc.	746,062	0.5
1,248 (1)	Avis Budget Group, Inc.	109,599	0.1
1,888 (1)	Axon Enterprise, Inc.	265,434	0.2
1,803	Brink’s Co.	135,964	0.1
4,896 (1)	Builders FirstSource, Inc.	218,068	0.1
2,903 (1)	CACI International, Inc.	740,149	0.5
4,784	Carlisle Cos., Inc.	920,059	0.6
8,436 (1)	Clean Harbors, Inc.	785,392	0.5
2,032 (1)	Colfax Corp.	89,814	0.1
3,144 (1)	Copart, Inc.	405,607	0.3
355 (1)	CoStar Group, Inc.	303,170	0.2
9,130	Crane Co.	871,824	0.6
3,402 (1)	Dycom Industries, Inc.	254,878	0.2
8,907	EMCOR Group, Inc.	1,123,262	0.8
3,410	EnerSys	321,358	0.2
4,357	Fortive Corp.	315,970	0.2
1,534	Fortune Brands Home & Security, Inc.	158,247	0.1
767 (1)	Generac Holdings, Inc.	252,128	0.2
1,523	Graco, Inc.	115,322	0.1
16,480	GrafTech International Ltd.	218,854	0.1
9,545	Herman Miller, Inc.	456,251	0.3
5,254	Hubbell, Inc.	1,001,623	0.7
1,972 (1)	IAA, Inc.	112,345	0.1
11,687	ITT, Inc.	1,097,409	0.8
20,062	KBR, Inc.	817,326	0.6
15,546	Knight-Swift Transportation Holdings, Inc.	742,011	0.5
1,654	Leidos Holdings, Inc.	169,948	0.1
600	Lennox International, Inc.	209,958	0.1
4,332	Manpowergroup, Inc.	524,129	0.4
4,648	Masco Corp.	280,321	0.2
7,049 (1)	Mastec, Inc.	820,010	0.6
2,763 (1)	Middleby Corp.	453,906	0.3
7,053	MSC Industrial Direct Co.	665,803	0.5
1,875	Nordson Corp.	415,669	0.3

See Accompanying Notes to Financial Statements
24

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials (continued)
20,148	nVent Electric PLC	$655,616	0.4
344	Old Dominion Freight Line	91,315	0.1
1,117	Oshkosh Corp.	146,818	0.1
10,947	Owens Corning, Inc.	1,167,497	0.8
7,088	Regal Beloit Corp.	1,008,126	0.7
576	Rockwell Automation, Inc.	151,903	0.1
9,444	Ryder System, Inc.	772,425	0.5
4,155	Simpson Manufacturing Co., Inc.	466,690	0.3
4,274 (1)	Sunrun, Inc.	191,133	0.1
5,306	Tetra Tech, Inc.	633,908	0.4
11,992	Timken Co.	1,060,692	0.7
657	Toro Co.	72,986	0.0
813 (1)	Trex Co., Inc.	79,194	0.1
27,698 (1)	Univar Solutions, Inc.	750,339	0.5
3,587	Werner Enterprises, Inc.	172,140	0.1
615	Woodward, Inc.	78,216	0.1
2,943 (1)	XPO Logistics, Inc.	432,415	0.3
		26,617,554	18.2

	Information Technology: 13.3%
887 (1)	Akamai Technologies, Inc.	101,304	0.1
2,014	Alliance Data Systems Corp.	243,795	0.2
3,082	Amdocs Ltd.	240,704	0.2
10,945	Amkor Technology, Inc.	230,939	0.2
2,783 (1)	Anaplan, Inc.	143,352	0.1
9,731 (1)	Arrow Electronics, Inc.	1,170,931	0.8
1,263 (1)	Avalara, Inc.	166,931	0.1
17,287	Avnet, Inc.	761,665	0.5
1,187 (1)	BigCommerce Holdings, Inc.	64,561	0.0
5,102	Brooks Automation, Inc.	520,863	0.4
3,232 (1)	Cadence Design Systems, Inc.	410,432	0.3
2,595 (1)	Ceridian HCM Holding, Inc.	232,149	0.2
5,480 (1)	Ciena Corp.	289,728	0.2
9,586	Cognex Corp.	761,032	0.5
9,999 (1)	Commvault Systems, Inc.	761,624	0.5
1,344 (1)	Concentrix Corp.	205,256	0.1
2,068 (1)	Cree, Inc.	206,821	0.1
1,911 (1)	Datadog, Inc.	173,996	0.1
318 (1)	DocuSign, Inc.	64,115	0.0
12,331 (1)	Dropbox, Inc.	337,253	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology (continued)
2,501 (1)	DXC Technology Co.	$94,838	0.1
728 (1)	Elastic NV	86,057	0.1
624 (1)	EPAM Systems, Inc.	298,022	0.2
937 (1)	Euronet Worldwide, Inc.	140,213	0.1
1,371 (1)	F5 Networks, Inc.	254,224	0.2
562 (1)	Fair Isaac Corp.	284,406	0.2
2,129	Genpact Ltd.	97,380	0.1
4,079 (1)	GoDaddy, Inc.	330,236	0.2
475 (1)	HubSpot, Inc.	239,580	0.2
4,034 (1)	II-VI, Inc.	271,771	0.2
2,686 (1)	j2 Global, Inc.	334,488	0.2
15,778	Jabil, Inc.	890,668	0.6
1,416 (1)(2)	JFrog Ltd.	59,118	0.0
505	KLA Corp.	160,029	0.1
1,156 (1)	Lumentum Holdings, Inc.	94,064	0.1
562 (1)	Manhattan Associates, Inc.	76,421	0.0
3,446	MKS Instruments, Inc.	648,641	0.4
511	Monolithic Power Systems, Inc.	175,334	0.1
7,816 (1)	NCR Corp.	376,731	0.3
1,415	NetApp, Inc.	109,479	0.1
1,741 (1)	PagerDuty, Inc.	70,772	0.0
753 (1)	Palo Alto Networks, Inc.	273,527	0.2
1,729 (1)	Paylocity Holding Corp.	293,636	0.2
2,098 (1)	PTC, Inc.	281,426	0.2
10,137 (1)	Pure Storage, Inc. - Class A	193,110	0.1
4,460 (1)	Qualys, Inc.	431,193	0.3
3,737 (1)	SailPoint Technologies Holding, Inc.	173,883	0.1
7,836 (1)	Semtech Corp.	493,668	0.3
2,951 (1)	Silicon Laboratories, Inc.	402,989	0.3
2,645 (1)	SolarEdge Technologies, Inc.	682,436	0.5
2,271 (1)	Synaptics, Inc.	286,895	0.2
6,271	SYNNEX Corp.	793,909	0.5
1,031 (1)	Synopsys, Inc.	262,224	0.2
3,334	Teradyne, Inc.	441,255	0.3
3,312	Universal Display Corp.	714,928	0.5
28,890	Vishay Intertechnology, Inc.	695,382	0.5
7,072 (1)	Vontier Corp.	248,086	0.2
2,715 (1)	WEX, Inc.	531,896	0.4
		19,380,366	13.3

See Accompanying Notes to Financial Statements
25

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: 6.3%
550	Aptargroup, Inc.	$81,021	0.0
7,234	Ashland Global Holdings, Inc.	686,073	0.5
13,049	Avient Corp.	678,287	0.5
9,374 (1)	Axalta Coating Systems Ltd.	304,093	0.2
11,668	Cabot Corp.	741,851	0.5
11,225	Chemours Co.	403,314	0.3
16,515	Commercial Metals Co.	519,727	0.4
7,126	Compass Minerals International, Inc.	498,107	0.3
1,378	Eagle Materials, Inc.	202,235	0.1
619	Eastman Chemical Co.	77,623	0.0
1,783	FMC Corp.	208,058	0.1
4,465	Freeport-McMoRan, Inc.	190,745	0.1
2,825	Huntsman Corp.	80,174	0.0
14,413	Louisiana-Pacific Corp.	968,698	0.7
4,800	Minerals Technologies, Inc.	417,600	0.3
321	NewMarket Corp.	110,177	0.1
8,157	Royal Gold, Inc.	1,009,592	0.7
12,248	RPM International, Inc.	1,145,555	0.8
547	Scotts Miracle-Gro Co.	118,901	0.1
10,693	Steel Dynamics, Inc.	667,564	0.5
5,855	United States Steel Corp.	151,820	0.1
		9,261,215	6.3

	Real Estate: 9.5%
6,263	American Homes 4 Rent	238,432	0.2
17,729	Apartment Income REIT Corp.	825,817	0.6
31,674	Brixmor Property Group, Inc.	719,317	0.5
608	Camden Property Trust	76,231	0.1
2,887 (1)	CBRE Group, Inc.	253,421	0.2
26,172	Corporate Office Properties Trust SBI MD	722,347	0.5
3,927	Duke Realty Corp.	182,448	0.1
4,871	EastGroup Properties, Inc.	770,008	0.5
15,260	First Industrial Realty Trust, Inc.	772,766	0.5
7,615	Gaming and Leisure Properties, Inc.	353,031	0.2
19,217	Highwoods Properties, Inc.	877,833	0.6
17,573	Hudson Pacific Properties, Inc.	509,441	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate (continued)
12,665	Invitation Homes, Inc.	$459,360	0.3
1,042 (1)	Jones Lang LaSalle, Inc.	210,745	0.1
6,161	Kilroy Realty Corp.	432,564	0.3
4,516	Lamar Advertising Co.	473,367	0.3
8,305	Life Storage, Inc.	825,849	0.6
27,437	Medical Properties Trust, Inc.	580,841	0.4
6,042 (1)	Outfront Media, Inc.	144,646	0.1
12,980	PotlatchDeltic Corp.	781,396	0.5
2,866	PS Business Parks, Inc.	444,115	0.3
5,440	Rexford Industrial Realty, Inc.	300,451	0.2
6,486	Sabra Healthcare REIT, Inc.	113,310	0.1
18,636	Spirit Realty Capital, Inc.	880,737	0.6
4,339	STORE Capital Corp.	149,262	0.1
1,515	Sun Communities, Inc.	253,641	0.2
6,726	Urban Edge Properties	130,148	0.1
2,749	VEREIT, Inc.	130,770	0.1
5,278	VICI Properties, Inc.	164,304	0.1
22,872	Weingarten Realty Investors	749,516	0.5
9,877	Weyerhaeuser Co.	374,931	0.3
		13,901,045	9.5

	Utilities: 3.5%
1,926	American Water Works Co., Inc.	298,569	0.2
9,527	Black Hills Corp.	626,781	0.4
3,040	Entergy Corp.	319,990	0.2
4,466	Evergy, Inc.	276,847	0.2
13,051	National Fuel Gas Co.	677,216	0.5
6,093	NorthWestern Corp.	385,992	0.3
18,555	OGE Energy Corp.	640,147	0.4
1,261	Public Service Enterprise Group, Inc.	78,333	0.1
6,509	Spire, Inc.	466,435	0.3
26,011	UGI Corp.	1,197,807	0.8
11,981	Vistra Corp.	193,733	0.1
		5,161,850	3.5
	Total Common Stock (Cost $102,210,064)	143,951,732	98.6

See Accompanying Notes to Financial Statements
26

Voya Mid Cap Research Enhanced	PORTFOLIO OF INVESTMENTS
Index Fund	as of May 31, 2021 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.2%
6,247	iShares Core S&P Mid-Cap ETF	$1,702,432	1.2
	Total Exchange-Traded Funds (Cost $1,581,211)	1,702,432	1.2
	Total Long-Term Investments (Cost $103,791,275)	145,654,164	99.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.3%
	Repurchase Agreements: 0.1%
123,082 (3)	Bank of America Inc., Repurchase Agreement dated 05/28/21, 0.00%, due 06/01/21 (Repurchase Amount $123,082, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $125,544, due 08/15/48-02/15/50) (Cost $123,082)	123,082	0.1
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.2%
352,000 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $352,000)	$352,000	0.2
	Total Short-Term Investments (Cost $475,082)	475,082	0.3
	Total Investments in Securities (Cost $104,266,357)	$146,129,246	100.1
	Liabilities in Excess of Other Assets	(164,294)	(0.1)
	Net Assets	$145,964,952	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$143,951,732	$—	$—	$143,951,732
Exchange-Traded Funds	1,702,432	—	—	1,702,432
Short-Term Investments	352,000	123,082	—	475,082
Total Investments, at fair value	$146,006,164	$123,082	$—	$146,129,246

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $104,815,095.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$43,099,453
Gross Unrealized Depreciation	(1,785,302)
Net Unrealized Appreciation	$41,314,151
See Accompanying Notes to Financial Statements
27

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Mid Cap Research Enhanced Index Fund
Class A	NII	$0.1064
Class C	NII	$0.0090
Class I	NII	$0.1424
Class P3	NII	$0.1603
Class R	NII	$0.0698
Class W	NII	$0.1464

Nil – Net investment income
Of the ordinary distributions made during the year ended May 31, 2021, 69.96% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2021, 70.43% of ordinary distributions paid by the Fund is designated as qualifying dividend income (IDDI) subject to reduced income tax rates for individuals.
The Fund designates $272,371 as Section 199A dividends.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
28

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 − Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.
29

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2021.

30

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 − Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 − Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 − September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 − Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 − August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 − March 2020); Consultant, DA Capital LLC (January 2016 − March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 − Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999-September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 − Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 − Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 − Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 − Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 − March 2021); Vice President, Mutual Fund Compliance (March 2014 – June 2016).
31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 − Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management − Mutual Fund Legal Department (March 2010 − Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

33

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163060         (0521-072721)

Annual Report
May 31, 2021
Voya Global Multi-Asset Fund
Classes A, C, I, R6 and W
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semi-annual shareholder reports, like this annual report, are no longer sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

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Sign up now for on-line prospectuses, fund reports, and proxy statements.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

As the Pandemic Recedes, the Economy Keeps Growing
Dear Shareholder,
Since April, investors have evinced concern about the prospect of inflation taking off as the global economy regroups from its COVID-19 knockdown. Market participants have been weighing better-than-expected corporate earnings against the potential for higher-than-expected inflation. As a result, bond and stock markets alike have experienced bouts of volatility. Over the one-year period covered in this report, however, stocks delivered strong performance, whereas fixed income asset classes produced mixed results. In mid-June, the Federal Open Market Committee (“FOMC”) concluded its regular meeting at which U.S. Federal Reserve Board (“Fed”) officials review current economic and labor market conditions and decided whether they should adjust monetary policy in response to those conditions. As expected, the FOMC upgraded its assessment of economic conditions and continued to describe the increase of inflation as largely transitory. Though we believe there is still uncertainty about the future path of interest rates, the FOMC reiterated that its current policy stances will remain in place until the Fed sees substantial further progress towards its goal of full employment.
In our opinion, the financial markets have shown remarkable strength despite the COVID-19 pandemic, thanks largely to massive U.S. government stimulus. During 2020, equity market returns were largely driven by defensive, pandemic-protected businesses. In 2021, we anticipate higher corporate profits, particularly from cyclical sectors of the market, i.e., those which generally benefit the most during economic recovery. Positive economic data keep rolling in, and the outlook for 2021 economic growth continues to improve, in our view. Significant savings built up during the pandemic, coupled with massive fiscal stimulus, have ignited a consumption boom that we believe is still expanding. Underscoring this point, reported first-quarter corporate earnings greatly exceeded expectations. We believe that the global economy also should grow at a faster than usual pace, though regional progress is likely to be uneven due to different rates of COVID-19 infections and vaccinations. Nevertheless, we believe the overall trajectory is up, which is a positive for financial assets.
While, in our view, the economy and financial markets are upholding their recent strength and expected to continue doing so this year, there is always the potential for a game-changing surprise. Therefore, it bears repeating that we believe one should invest to achieve one’s long-term goals, and not seek to beat the market today, this week, this month or this year. It is our view that you should keep focused on your long-term goals and don’t get distracted by short-term news, however compelling the headlines. Should your long-term goals change, discuss the situation thoroughly with your financial advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
June 16, 2021
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond Index	The Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded. The US Corporate High Yield Index is a component of the US Universal and Global High Yield Indices. The index was created in 1986, with history backfilled to July 1, 1983.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Short Treasury 1-3 Month Index	The index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months.
Bloomberg Barclays U.S. Treasury TIPS Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	A broad-based, market capitalization weighted index that represents approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
2

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Voya Global Multi-Asset Fund (the “Fund”) seeks to provide total return consisting of capital growth, both realized and unrealized, and current income. The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund is a fund-of-funds, which may invest in underlying funds and direct securities. It uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the underlying funds (the “target allocations”). Target allocations may be changed from time to time. The Fund’s strategic allocation benchmark, the Global Multi-Asset Fund Composite Index (“GMA Composite”)*, reflects these target allocations.
Performance: For the year ended May 31, 2021, the Fund’s Class A shares, excluding sales charges, provided a total return of 32.20% compared to the S&P Target Risk® Growth Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI EAFE® Index, the Russell 3000® Index and the GMA Composite, which returned 25.20%, -0.40%, 38.41%, 43.91% and 30.26%, respectively, during the same period.
Portfolio Specifics: For the reporting period, the Fund outperformed both the S&P Target Risk® Growth Index and its strategic GMA Composite.
The GMA Composite outperformed the S&P Target Risk® Growth Index largely due to greater allocation to equities relative to fixed income. From a sub-asset allocation standpoint, the GMA Composite was also helped by greater allocation to domestic equities and high-yield (“HY”) corporates.
The Fund attempts to outperform the return of the GMA Composite through tactical asset allocation, i.e., deviating from the GMA Composite’s asset allocation over the short and medium-term. Tactical asset allocation was additive over the period before fees and expenses. The primary contributor to excess returns was an overweight to domestic small cap equities.
The Fund’s managers have continued to tilt the Fund toward domestic equities, buoyed by continued vaccinations, broadening economic mobility and activity and unflagging support from the government.
The Fund also attempts to outperform the return of the GMA Composite through the selection of underlying funds, which represent the various asset classes within the GMA Composite. Underlying fund selection contributed over the period. The Funds with the largest outperformance versus their asset class benchmarks were Voya Multi-Manager International Equity Fund, Voya MidCap Opportunities Fund and Voya Global Bond Fund. The underlying Funds with the highest underperformance were Voya Multi-Manager Emerging Markets Equity Fund, Voya High Yield Bond Fund and Voya Multi-Manager Mid Cap Value Fund.
The Fund utilizes derivatives including futures, currency forwards, and total return swaps, to execute some of its systematic tactical asset allocation strategies. These strategies are designed to be diversifying in nature and are employed within the Fund’s risk allocation guidelines. For the reporting period, systematic strategies, in the aggregate, modestly contributed to performance.
Current Strategy and Outlook: In our view, the outlook for U.S. 2021 growth continues to strengthen. Vaccinations are accelerating, economic mobility and activity are broadening and support from government has been unflagging. Significant savings built up throughout the COVID-19 pandemic, coupled with a lot of fiscal stimulus, and potentially more coming, has ignited a consumption boom that we believe is in the early innings. The latest consumer price index (“CPI”) reading stole the headlines with a 2.6% print, but this was skewed by a big recovery in oil. Core CPI also climbed but remained below the Federal Reserve’s 2.0% target at 1.6%. Measures of inflation expectations were changed a little to lower since April. It would not surprise us to see inflation continue to rise, but we believe that sizable increases will be transitory. Despite the Food and Drug Administration’s decision to pause the use of the Johnson & Johnson vaccine, U.S. immunization efforts have contributed to a sharp and steady decline of infections and the population may be well on its way to achieving herd immunity, in our view.
We believe that the global economy should also experience a higher-than-normal growth, but there is more uncertainty around this, as vaccination progress varies considerably across countries and infections are rising in pockets. Europe’s inoculation campaign was dealt a blow after several countries temporarily halted the use of AstraZeneca’s vaccine. Other countries, particularly those less developed, are having difficulties securing supply. As a result, we believe the recovery is likely to be uneven. Nevertheless, the overall trajectory is up, which we believe is a positive for stocks. We acknowledge that if the American Jobs Act is passed in its current form, the increase in corporate taxes would probably provoke a rise in volatility and a rotation away from certain tax sensitive investments, in our view. While we expect a bill will be passed, it could require amendments, particularly on
3

Voya Global Multi-Asset Fund	Portfolio Managers’ Report

the tax side. We also recognize the rate of improvement in most financial metrics may have peaked and valuations relative to history are high, implying reduced forward returns. Nonetheless, with low current interest rates and inflationary forces percolating that could drive rates higher, fixed income’s outlook is relatively dim, in our opinion. Thus, relative to bonds, we believe equities are more attractive and therefore maintain equity overweights across portfolios.
Within equities, we recently made modest shifts away from U.S. small-cap stocks in favor of large- and mid-caps. As the economy continues to reopen, we believe the fast accrual of operating leverage that helped small-caps on the way up could be their Achilles heel on the way down. Other potential risks, in our view, include concerns over labor shortages and higher input costs as reported in purchasing manager surveys. Also, we believe potential corporate tax hikes may cause small-caps to lag in the medium term. Lastly, the Russell 2000® Index as of the date of this report is trading at 36 times earnings, a 50% premium over the S&P 500® Index, which is trading at around 23 times earnings.
We continue to prefer emerging market (“EM”) equities over developed market equities. While recent U.S. dollar strength has induced capital outflows and weighed on EM asset returns, global reflation with more modest increases in U.S. real yields, we believe sustained China expansion and broad-based cyclical rotation should benefit EM stocks for the remainder of the year.
In our view, global interest rates appear likely to go higher. We expect the U.S. 10-year Treasury yield to move toward 2.0%, but not in a linear fashion. Within fixed income, sectors with yield spreads to Treasuries continue to offer better return potential, in our view. We think spreads to Treasuries among HY bonds are more attractive than investment-grade spreads. Developed international market yields are unenticing, while the risk-adjusted return profile of international equities outweighs that of the debt, in our opinion.

*
The GMA Composite is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of May 31, 2021, the Index allocation is approximately: 23.0% of the S&P 500® Index, 12.0% of the Bloomberg Barclays U.S. Aggregate Bond Index, 21.0% of the MSCI EAFE® Index, 9.0% of the MSCI Emerging Markets IndexSM, 3.0% of the Russell 2000® Index, 6.0% of the Russell Midcap® Index, 8.0 % of the Bloomberg Barclays Global Aggregate Index, 9.0% of the Bloomberg Barclays High Yield Bond Index, 5.0% of the FTSE EPRA Nareit Developed Index, 2.0% of the Bloomberg Barclays U.S. Treasury TIPS Index and 2.0% of the Bloomberg Barclays U.S. Short Treasury 1-3 Month Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Multi-Asset Fund

Average Annual Total Returns for the Periods Ended May 31, 2021
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	24.55%	8.26%	6.18%
Class C(2)	30.29%	8.74%	6.01%
Class I	32.57%	9.82%	7.08%
Class R6(3)	32.52%	9.63%	6.99%
Class W(4)	32.60%	9.80%	7.08%
Excluding Sales Charge:
Class A	32.20%	9.55%	6.81%
Class C	31.29%	8.74%	6.01%
Class I	32.57%	9.82%	7.08%
Class R6(3)	32.52%	9.63%	6.99%
Class W(4)	32.60%	9.80%	7.08%
S&P Target Risk® Growth Index	25.20%	10.29%	8.30%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.40%	3.25%	3.29%
MSCI EAFE® Index	38.41%	9.77%	5.88%
Russell 3000® Index	43.91%	17.36%	14.21%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Multi-Asset Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on September 29, 2017. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

(4)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020 to May 31, 2021. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2021**	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2021**
Class A	$1,000.00	$1,112.70	0.65%	$3.42	$1,000.00	$1,021.69	0.65%	$3.28
Class C	1,000.00	1,108.70	1.40	7.36	1,000.00	1,017.95	1.40	7.04
Class I	1,000.00	1,114.60	0.40	2.11	1,000.00	1,022.94	0.40	2.02
Class R6	1,000.00	1,114.00	0.40	2.11	1,000.00	1,022.94	0.40	2.02
Class W	1,000.00	1,114.50	0.40	2.11	1,000.00	1,022.94	0.40	2.02

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Multi-Asset Fund and the Board of Trustees of Voya Equity Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Multi-Asset Fund (the “Fund”), (one of the funds constituting Voya Equity Trust (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Equity Trust) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended May 31, 2019, were audited by another independent registered public accounting firm whose report, dated July 25, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
July 27, 2021
7

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2021

ASSETS:
Investments in securities at fair value*	$13,404
Investments in affiliated underlying funds at fair value*	99,323,845
Investments in unaffiliated underlying funds at fair value**	52,864,719
Short-term investments at fair value†	706,099
Cash collateral for futures contracts	2,450,000
Receivables:
Fund shares sold	4,994
Dividends	428
Unrealized appreciation on forward foreign currency contracts	107,245
Prepaid expenses	28,723
Reimbursement due from Investment Adviser	16,706
Other assets	23,453
Total assets	155,539,616
LIABILITIES:
Payable for fund shares redeemed	134,322
Unrealized depreciation on forward foreign currency contracts	278,732
Variation margin payable on futures contracts	20,441
Payable for investment management fees	33,703
Payable for distribution and shareholder service fees	30,470
Payable to trustees under the deferred compensation plan (Note 6)	23,453
Payable for trustee fees	699
Other accrued expenses and liabilities	120,461
Total liabilities	642,281
NET ASSETS	$154,897,335
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$121,238,829
Total distributable earnings	33,658,506
NET ASSETS	$154,897,335
* Cost of investments in securities	$13,305
* Cost of investments in affiliated underlying funds	$83,231,637
** Cost of investments in unaffiliated underlying funds	$40,336,384
† Cost of short-term investments	$706,099
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2021 (continued)

Class A
Net assets	$134,478,452
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	9,844,345
Net asset value and redemption price per share†	$13.66
Maximum offering price per share (5.75%)(1)	$14.49
Class C
Net assets	$2,863,182
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	206,744
Net asset value and redemption price per share†	$13.85
Class I
Net assets	$16,811,078
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	1,207,774
Net asset value and redemption price per share	$13.92
Class R6
Net assets	$610,763
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	43,753
Net asset value and redemption price per share	$13.96
Class W
Net assets	$133,860
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	9,629
Net asset value and redemption price per share	$13.90

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the Year Ended May 31, 2021

INVESTMENT INCOME:
Dividends from affiliated funds	$2,106,243
Dividends from unaffiliated underlying funds	877,083
Total investment income	2,983,326
EXPENSES:
Investment management fees	408,901
Distribution and shareholder service fees:
Class A	309,404
Class C	26,283
Transfer agent fees:
Class A	218,056
Class C	4,631
Class I	16,484
Class R6	1,073
Class W	222
Shareholder reporting expense	34,675
Registration fees	103,055
Professional fees	39,055
Custody and accounting expense	57,305
Trustee fees	5,592
Miscellaneous expense	18,968
Total expenses	1,243,704
Waived and reimbursed fees	(346,081)
Net expenses	897,623
Net investment income	2,085,703
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,721
Sale of affiliated underlying funds	1,465,351
Sale of unaffiliated underlying funds	5,498,567
Capital gain distributions from affiliated underlying funds	1,395,989
Forward foreign currency contracts	1,806,308
Foreign currency related transactions	(790,572)
Futures	2,122,690
Swaps	105,388
Net realized gain	11,606,442
Net change in unrealized appreciation (depreciation) on:
Investments	49
Affiliated underlying funds	14,701,667
Unaffiliated underlying funds	10,932,580
Forward foreign currency contracts	(542,158)
Foreign currency related transactions	5,889
Futures	(528,399)
Net change in unrealized appreciation (depreciation)	24,569,628
Net realized and unrealized gain	36,176,070
Increase in net assets resulting from operations	$38,261,773
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2021	Year Ended May 31, 2020
FROM OPERATIONS:
Net investment income	$2,085,703	$3,232,661
Net realized gain (loss)	11,606,442	(3,420,823)
Net change in unrealized appreciation (depreciation)	24,569,628	1,960,291
Increase in net assets resulting from operations	38,261,773	1,772,129
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(2,997,852)	(6,984,729)
Class C	(36,789)	(482,064)
Class I	(327,494)	(755,195)
Class R6	(3,234)	(2,136)
Class W	(3,114)	(10,355)
Total distributions	(3,368,483)	(8,234,479)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,773,002	11,397,486
Reinvestment of distributions	3,160,346	7,686,918
	10,933,348	19,084,404
Cost of shares redeemed	(14,679,707)	(24,736,809)
Net decrease in net assets resulting from capital share transactions	(3,746,359)	(5,652,405)
Net increase (decrease) in net assets	31,146,931	(12,114,755)
NET ASSETS:
Beginning of year or period	123,750,404	135,865,159
End of year or period	$154,897,335	$123,750,404
See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
05-31-21	10.58	0.18•	3.21	3.39	0.31	—	—	0.31	—	13.66	32.20	0.90	0.65	0.65	1.49	134,478	38
05-31-20	11.12	0.27•	(0.09)	0.18	0.22	0.50	—	0.72	—	10.58	1.05	0.88	0.59	0.59	2.41	109,357	47
05-31-19	11.93	0.19•	(0.49)	(0.30)	0.26	0.25	—	0.51	—	11.12	(2.24)	0.80	0.58	0.58	1.69	111,044	118
05-31-18	11.24	0.22	0.79	1.01	0.32	—	—	0.32	—	11.93	8.99	0.87	0.52	0.52	1.76	69,448	78
05-31-17	10.33	0.22	0.88	1.10	0.19	—	—	0.19	—	11.24	10.83	0.85	0.52	0.52	2.01	69,235	102
Class C
05-31-21	10.70	0.09•	3.25	3.34	0.19	—	—	0.19	—	13.85	31.29	1.65	1.40	1.40	0.69	2,863	38
05-31-20	11.22	0.24•	(0.15)	0.09	0.11	0.50	—	0.61	—	10.70	0.31	1.63	1.34	1.34	2.07	3,058	47
05-31-19	12.00	0.10	(0.49)	(0.39)	0.14	0.25	—	0.39	—	11.22	(2.99)	1.55	1.33	1.33	0.83	11,076	118
05-31-18	11.29	0.12	0.80	0.92	0.21	—	—	0.21	—	12.00	8.18	1.62	1.27	1.27	1.01	15,241	78
05-31-17	10.37	0.14•	0.89	1.03	0.11	—	—	0.11	—	11.29	10.00	1.60	1.27	1.27	1.26	15,758	102
Class I
05-31-21	10.77	0.21•	3.27	3.48	0.33	—	—	0.33	—	13.92	32.57	0.60	0.40	0.40	1.69	16,811	38
05-31-20	11.31	0.31•	(0.10)	0.21	0.25	0.50	—	0.75	—	10.77	1.28	0.57	0.34	0.34	2.68	11,115	47
05-31-19	12.11	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.31	(2.01)	0.53	0.33	0.33	1.82	11,885	118
05-31-18	11.40	0.24	0.82	1.06	0.35	—	—	0.35	—	12.11	9.31	0.56	0.27	0.27	2.03	13,541	78
05-31-17	10.48	0.25	0.89	1.14	0.22	—	—	0.22	—	11.40	11.06	0.53	0.27	0.27	2.26	13,077	102
Class R6
05-31-21	10.81	0.19•	3.30	3.49	0.34	—	—	0.34	—	13.96	32.52	1.17	0.40	0.40	1.49	611	38
05-31-20	11.35	0.29	(0.07)	0.22	0.26	0.50	—	0.76	—	10.81	1.35	1.22	0.34	0.34	2.53	50	47
05-31-19	12.04	0.21	(0.52)	(0.31)	0.13	0.25	—	0.38	—	11.35	(2.36)	1.34	0.33	0.33	1.81	3	118
09-29-17(5) - 05-31-18	11.90	0.19•	0.31	0.50	0.36	—	—	0.36	—	12.04	4.16	1.09	0.27	0.27	2.30	3	78
Class W
05-31-21	10.75	0.22•	3.26	3.48	0.33	—	—	0.33	—	13.90	32.60	0.65	0.40	0.40	1.72	134	38
05-31-20	11.30	0.32•	(0.12)	0.20	0.25	0.50	—	0.75	—	10.75	1.22	0.63	0.34	0.34	2.79	171	47
05-31-19	12.10	0.22	(0.50)	(0.28)	0.27	0.25	—	0.52	—	11.30	(2.00)	0.55	0.33	0.33	1.77	118	118
05-31-18	11.39	0.23•	0.83	1.06	0.35	—	—	0.35	—	12.10	9.29	0.62	0.27	0.27	1.91	78	78
05-31-17	10.48	0.23	0.91	1.14	0.23	—	—	0.23	—	11.39	11.05	0.60	0.27	0.27	2.24	104	102

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement

See Accompanying Notes to Financial Statements
12

Financial Highlights (continued)

by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)
Ratios do not include expenses of Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
13

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021

NOTE 1 — ORGANIZATION
Voya Equity Trust (the “Trust”) is a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. The Trust was organized on June 12, 1998 and consists of ten separate active investment series. This report is for Voya Global Multi-Asset Fund (“Global Multi-Asset” or the “Fund”), a diversified series of the Trust.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees, if applicable, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

14

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

15

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments. The Fund classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from affiliated Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.
Reported net realized foreign exchange gains or losses arise from the difference between the amounts of foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of foreign/withholding tax reclaim receivables, resulting from changes in the exchange rate.
D. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment strategies permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by

16

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of

17

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of May 31, 2021, the maximum amount of loss the Fund would incur if the counterparties to its derivative transactions failed to perform would be $107,245 which represents the gross payments to be received by the Fund on open forward foreign currency contracts were they to be unwound as of May 31, 2021. As of May 31, 2021, there was no collateral received by the Fund from any counterparty.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
As of May 31, 2021, the Fund had a liability position of $278,732 on open forward foreign currency contracts. If a contingent feature would have been triggered as of May 31, 2021, the Fund could have been required to pay this amount in cash to its counterparties. As of May 31, 2021, the Fund had not pledged any cash collateral for its open OTC derivatives transactions.
E. Forward Foreign Currency Contracts and Futures Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.
During the year ended May 31, 2021, the Fund had an average contract amount on forward foreign currency contracts to buy and sell of $15,502,034 and $15,741,538, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at May 31, 2021.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are

18

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2021, the Fund had purchased and sold futures contracts on various equity indices and U.S. Treasuries as part of its tactical asset allocation strategies. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended May 31, 2021, the Fund had average notional amounts on futures contracts purchased and sold of $17,344,523 and $17,187,596, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at May 31, 2021.
F. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is

19

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended May 31, 2021, the Fund entered into total return swaps on equity indices with an average notional amount of $6,164,920 and $6,165,431 on receiver and payer total return swaps, respectively. There were no open total return swaps at May 31, 2021.
G. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares and pays dividends and capital gain distributions, if any, at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2021, the cost of purchases and the proceeds from the sales of investments, excluding short-term securities, were as follows:
Purchases	Sales
$51,050,066	$52,990,423
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to (1) 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds; (2) 0.900% on the first $500 million; 0.875% on the next $500 million; 0.850% on the next $500 million; 0.825% on the next $500 million; and 0.800% thereafter of the Fund’s average daily net assets invested in direct investments; and (3) 0.40% of the Fund’s average daily net assets invested in other investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class A and Class C shares of the Fund each has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing

20

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A and Class C shares of the Fund pay the Distributor Distribution Fees and/or Service Fees based on average daily net assets at the following rates:
Class A	Class C
0.25%	1.00%
The Distributor may also retain the proceeds of the initial sales charge paid by the shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended May 31, 2021, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$1,942	$—
Contingent Deferred Sales Charges:	$14	$46
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2021, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended May 31, 2021, the per account fees for affiliated recordkeeping services paid by the Fund were $8,737.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
Voya Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class R6(1)	Class W(1)
1.15%	1.90%	0.90%	0.90%	0.90%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of May 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
May 31,
2022	2023	2024	Total
$279,379	$305,457	$277,136	$861,972
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser and the related expiration dates, as of May 31, 2021, are as follows:
	May 31,
	2022	2023	2024	Total
Class A	$21,928	$66,304	$66,654	$154,886
Class C	3,132	3,735	1,389	8,256
Class R6	25	229	834	1,088
Class W	22	97	68	187
The Expense Limitation Agreement is contractual through October 1, 2021 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

21

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 8 — LINE OF CREDIT
Effective May 14, 2021, the Fund, in addition to certain other funds managed by the Investment Adviser, entered into a 30-day extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund did not utilize the line of credit during the year ended May 31, 2021.

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class A
5/31/2021	267,377	—	219,397	(979,372)	—	(492,598)	3,381,714	—	2,803,901	(11,970,622)	—	(5,785,007)
5/31/2020	867,181	—	560,793	(1,231,392)	154,532	351,114	10,009,467	—	6,488,399	(13,779,886)	1,843,565	4,561,545
Class C
5/31/2021	23,748	—	2,830	(105,540)	—	(78,962)	313,843	—	36,789	(1,222,261)	—	(871,629)
5/31/2020	44,168	—	39,543	(785,194)	—	(701,483)	479,381	—	464,235	(9,227,844)	—	(8,284,228)
Class I
5/31/2021	263,431	—	24,082	(111,558)	—	175,955	3,539,550	—	313,308	(1,399,747)	—	2,453,111
5/31/2020	65,694	—	61,325	(146,093)	—	(19,074)	758,666	—	721,793	(1,656,886)	—	(176,427)
Class O(1)
5/31/2021	—	—	—	—	—	—	—	—	—	—	—	—
5/31/2020	102	—	—	(1,967)	(155,706)	(157,571)	1,173	—	—	(22,830)	(1,843,565)	(1,865,222)
Class R6
5/31/2021	39,876	—	248	(988)	—	39,136	535,929	—	3,234	(12,648)	—	526,515
5/31/2020	5,668	—	181	(1,501)	—	4,348	64,208	—	2,136	(17,369)	—	48,975
Class W
5/31/2021	156	—	239	(6,653)	—	(6,258)	1,966	—	3,114	(74,429)	—	(69,349)
5/31/2020	7,370	—	881	(2,790)	—	5,461	84,591	—	10,355	(31,994)	—	62,952

(1)
Class O converted to Class A on November 22, 2019.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts and wash sale deferrals.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
Year Ended May 31, 2021	Year Ended May 31, 2020
Ordinary Income	Ordinary Income	Long-term Capital Gains
$3,368,483	$2,452,004	$5,782,475

22

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of May 31, 2021 were:
Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other	Total Distributable Earnings/ (Loss)
$6,012,320	$1,217,964	$27,358,596	$—	$(930,374)	$33,658,506
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of May 31, 2021, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on the Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of the Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on the Fund. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.
NOTE 12 — LIQUIDITY
Consistent with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the “Program”). The Board has approved the designation of the Fund’s Investment Adviser, Voya Investments, as the program administrator (the “Program Administrator”). The Program Administrator is responsible for implementing and monitoring the Program and has formed a Liquidity Risk Management Committee (the “Committee”) to assess and review, on an ongoing basis, the Fund’s liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Fund’s investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Committee’s assessment of the investments’ liquidity under current market conditions. The Committee also utilizes Fund-specific data, including information regarding the Fund’s shareholder base, characteristics of its investments, access to borrowing arrangements and historical redemptions to determine whether the Fund will be able to meet its redemption obligations in a timely manner.
During the period covered by the annual assessment, January 1, 2020 through December 31, 2020, the Program supported the Fund’s ability to honor redemption requests in a timely manner and the Program Administrator’s management of the Fund’s liquidity risk, including during any periods of market volatility and net redemptions.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks.
NOTE 13 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange

23

NOTES TO FINANCIAL STATEMENTS as of May 31, 2021 (continued)

NOTE 13 — MARKET DISRUPTION (continued)

rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUCEMENTS
The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Fund has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
Line of Credit Renewal: Effective June 14, 2021, the funds to which the Credit Agreement is available have entered into a renewed 364-Day Credit Agreement with BNY for an aggregate amount of $400,000,000 and will pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.1%
61,062	iShares MSCI Eurozone ETF	$3,097,065	2.0
50,048	Schwab U.S. TIPS ETF	3,121,994	2.0
53,569	Vanguard Global ex-U.S. Real Estate ETF	3,154,143	2.0
47,284	Vanguard Real Estate ETF	4,722,726	3.1
	Total Exchange-Traded Funds (Cost $12,972,618)	14,095,928	9.1
MUTUAL FUNDS: 89.1%
	Affiliated Investment Companies: 64.1%
1,280,706	Voya Global Bond Fund - Class R6	12,461,265	8.0
1,937,397	Voya High Yield Bond Fund - Class R6	15,576,671	10.1
1,652,755	Voya Intermediate Bond Fund - Class R6	17,056,433	11.0
145,684 (1)	Voya MidCap Opportunities Fund - Class R6	4,402,572	2.8
797,004	Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,401,376	8.0
1,734,950	Voya Multi-Manager International Equity Fund - Class I	24,809,786	16.0
699,929	Voya Multi-Manager International Factors Fund - Class I	7,895,194	5.1
402,777	Voya Multi-Manager Mid Cap Value Fund - Class I	4,720,548	3.1
		99,323,845	64.1

	Unaffiliated Investment Companies: 25.0%
770,175	TIAA-CREF S&P 500 Index Fund - Institutional Class	35,751,511	23.1
107,491	TIAA-CREF SmallCap Blend Index Fund - Institutional Class	3,017,280	1.9
		38,768,791	25.0
	Total Mutual Funds (Cost $110,595,403)	138,092,636	89.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 0.0%
	Other Asset-Backed Securities: 0.0%
2,517	Chase Funding Trust Series 2003-5 2A2, 0.692%, (US0001M + 0.600)%, 07/25/2033	$2,438	0.0
10,788 (2)(3)	Credit-Based Asset Servicing and Securitization LLC 2007-SP1 A4, 4.889%, 12/25/2037	10,966	0.0
	Total Asset-Backed Securities (Cost $13,305)	13,404	0.0
	Total Long-Term Investments (Cost $123,581,326)	152,201,968	98.2
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
	Mutual Funds: 0.5%
706,099 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $706,099)	706,099	0.5
	Total Short-Term Investments (Cost $706,099)	706,099	0.5
	Total Investments in Securities (Cost $124,287,425)	$152,908,067	98.7
	Assets in Excess of Other Liabilities	1,989,268	1.3
	Net Assets	$154,897,335	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
Variable rate security. Rate shown is the rate in effect as of May 31, 2021.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
Rate shown is the 7-day yield as of May 31, 2021.

Reference Rate Abbreviations:
US0001M       1-month LIBOR

See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of May 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at May 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$14,095,928	$—	$—	$14,095,928
Mutual Funds	138,092,636	—	—	138,092,636
Asset-Backed Securities	—	13,404	—	13,404
Short-Term Investments	706,099	—	—	706,099
Total Investments, at fair value	$152,894,663	$13,404	$—	$152,908,067
Other Financial Instruments+
Forward Foreign Currency Contracts	—	107,245	—	107,245
Futures	611,467	—	—	611,467
Total Assets	$153,506,130	$120,649	$—	$153,626,779
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(278,732)	$—	$(278,732)
Futures	(281,937)	—	—	(281,937)
Total Liabilities	$(281,937)	$(278,732)	$—	$(560,669)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At May 31, 2021, the following forward foreign currency contracts were outstanding for Voya Global Multi-Asset Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 8,400,000	USD 6,515,998	Brown Brothers Harriman & Co.	06/03/21	$(40,430)
CAD 6,000,000	USD 4,886,999	Citibank N.A.	06/03/21	79,675
SGD 7,300,000	USD 5,492,265	Citibank N.A.	06/03/21	27,570
USD 9,569,500	CHF 8,700,000	Citibank N.A.	06/03/21	(102,791)
USD 5,431,332	GBP 3,900,000	Goldman Sachs International	06/03/21	(103,338)
USD 3,382,362	EUR 2,800,000	Morgan Stanley Capital Services LLC	06/03/21	(32,173)
				$(171,487)
At May 31, 2021, the following futures contracts were outstanding for Voya Global Multi-Asset Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	105	06/18/21	$22,062,600	$611,467
			$22,062,600	$611,467
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2021 (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Short Contracts:
EURO STOXX 50® Index	(202)	06/18/21	(9,939,393)	(167,634)
MSCI Emerging Markets Index	(103)	06/18/21	(7,008,635)	(111,960)
U.S. Treasury 5-Year Note	(43)	09/30/21	(5,325,618)	(2,343)
			$(22,273,646)	$(281,937)

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
EUR – EU Euro
GBP – British Pound
SGD – Singapore Dollar
USD – United States Dollar
Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended May 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 5/31/20	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 5/31/21	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$3,587,961	$839,122	$(4,835,678)	$404,864	$—	$123,025	$(162,559)	$—
Voya Global Bond Fund - Class R6	9,630,551	2,821,989	(435,566)	448,022	12,461,265	$355,935	4,594	—
Voya High Yield Bond Fund - Class R6	12,022,552	3,081,273	(480,115)	952,961	15,576,671	$721,870	(11,437)	—
Voya Intermediate Bond Fund - Class R6	9,117,228	11,604,616	(3,484,219)	(181,192)	17,056,433	$278,446	70,836	109,519
Voya MidCap Opportunities Fund - Class R6	1,276,390	3,290,867	(168,949)	4,264	4,402,572	$—	120,818	223,388
Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,943,695	1,637,019	(4,130,897)	3,951,559	12,401,376	$116,821	458,252	387,481
Voya Multi-Manager International Equity Fund - Class I	17,613,476	4,419,784	(3,398,479)	6,175,005	24,809,786	$181,842	404,187	629,174
Voya Multi-Manager International Factors Fund - Class I	8,729,876	455,694	(3,535,731)	2,245,355	7,895,194	$279,272	585,993	—
Voya Multi-Manager Mid Cap Value Fund - Class I	1,288,897	3,083,394	(294,682)	642,939	4,720,548	$15,334	(6,863)	46,427
Voya Strategic Income Opportunities Fund - Class R6	1,781,877	139,321	(1,979,088)	57,890	—	$33,698	1,530	—
	$75,992,503	$31,373,079	$(22,743,404)	$14,701,667	$99,323,845	$2,106,243	$1,465,351	$1,395,989
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of May 31, 2021 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$611,467
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	107,245
Total Asset Derivatives		$718,712
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2021 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Variation margin payable on futures contracts*	$279,594
Interest rate contracts	Variation margin payable on futures contracts*	2,343
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	278,732
Total Liability Derivatives		$560,669

*
The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the table within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended May 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Swaps	Total
Foreign exchange contracts	$1,806,308	$—	$—	$1,806,308
Equity contracts	—	2,109,735	105,388	2,215,123
Interest rate contracts	—	12,955	—	12,955
Total	$1,806,308	$2,122,690	$105,388	$4,034,386
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(542,158)	$—	$(542,158)
Equity contracts	—	(552,907)	(552,907)
Interest rate contracts	—	24,508	24,508
Total	$(542,158)	$(528,399)	$(1,070,557)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at May 31, 2021:
	Brown Brothers Harriman & Co.	Citibank N.A.	Goldman Sachs International	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$—	$107,245	$—	$—	$107,245
Total Assets	$—	$107,245	$—	$—	$107,245
Liabilities:
Forward foreign currency contracts	$40,430	$102,791	$103,338	$32,173	$278,732
Total Liabilities	$40,430	$102,791	$103,338	$32,173	$278,732
Net OTC derivative instruments by counterparty, at fair value	$(40,430)	$4,454	$(103,338)	$(32,173)	$(171,487)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(40,430)	$4,454	$(103,338)	$(32,173)	$(171,487)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Multi-Asset Fund	as of May 31, 2021 (continued)

At May 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $125,707,754.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$29,206,693
Gross Unrealized Depreciation	(1,848,097)
Net Unrealized Appreciation	$27,358,596

See Accompanying Notes to Financial Statements
29

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2021 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Multi-Asset Fund
Class A	NII	$0.3055
Class C	NII	$0.1855
Class I	NII	$0.3345
Class R6	NII	$0.3423
Class W	NII	$0.3319

NII – Net investment income
Of the ordinary distributions made during the year ended May 31, 2021, 11.91% qualify for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended May 31, 2021, 23.79% of ordinary distributions paid by the Fund are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 36.43% of net investment income distributions as interest-related dividends.
The Fund designates $151,063 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2021:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$78,396	$0.0069	6.15%

*
The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
30

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 –Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Trustee	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 –Present).	131	Centerra Gold Inc. (May 2008 –Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	October 2015 – Present	Retired.	131	None.
31

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 –Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of June 30, 2021.

32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 52	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021); Vice President, Mutual Fund Compliance (March 2014 – June 2016).
33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 39	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163055         (0521-0072721)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended May 31, 2021 and May 31, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended May 31, 2021 and May 31, 2020.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $196,100 for the year ended May 31, 2021 and $202,100 for the year ended May 31, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended May 31, 2021 and $0 for the year ended May 31, 2020.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $79,500 for the year ended May 31, 2021 and $21,450 for the year ended May 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended May 31, 2021 and $0 for the year ended May 31, 2020.

(1) For the fiscal years ended May 31, 2021, and May 31, 2020, the previous independent public accounting firm billed $10,000 and $2,741, respectively, for Audit Fees.

(2) For the fiscal years ended May 31, 2021, and May 31, 2020, the previous independent public accounting firm billed $274 and $56,343, respectively, for Tax Fees.

(3) For the fiscal years ended May 31, 2021, and May 31, 2020, the previous independent public accounting firm billed $0 and $0, respectively, for All Other Fees.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended May 31, 2021 and May 31, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021(1)	2020(1)
Voya Equity Trust	$79,500	$21,450
Voya Investments, LLC (2)	$11,454,323	$14,844,215

(1) For the years ended May 31, 2021 and May 31, 2020, the previous independent public accounting firm billed the Registrant $275 and $56,343, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Equity Trust

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: August 6, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 6, 2021